UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

May 31, 2015

COLUMBIA ADAPTIVE ALTERNATIVES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA ADAPTIVE ALTERNATIVES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Overview	3
Understanding Your Fund's Expenses	4
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	41
Important Information About This Report	45

Annual Report 2015

COLUMBIA CONTRARIAN CORE FUND

COLUMBIA ADAPTIVE ALTERNATIVES FUND

PORTFOLIO OVERVIEW

(Unaudited)

Market Exposure By Strategies (%)(a) (at May 31, 2015)
Alternative Beta Strategies	143.1
Hedge Fund Strategies	51.4
Non-Traditional Asset Classes	19.8

(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund's portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund's portfolio composition and its market exposure are subject to change. At period end, Hedge Fund Strategies included indirect investment exposure to the Blackstone Alternative Multi-Strategy Fund (an unaffiliated mutual fund); Alternative Beta Strategies included investment in futures and total return swap contracts; and Non-Traditional Asset Classes included investment in affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs).

Portfolio Breakdown (%) (at May 31, 2015)
Alternative Investment Funds	55.2
Equity Funds	3.0
Exchange-Traded Funds	7.9
Exchange-Traded Notes	3.0
Fixed-Income Funds	3.1
Money Market Funds	27.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Jeffrey Knight, CFA

William Landes, Ph.D.

Marc Khalamayzer, CFA

Annual Report 2015
3

COLUMBIA ADAPTIVE ALTERNATIVES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	985.00	(a)	1,017.45	4.98	(a)	7.54	1.50	(a)
Class C	1,000.00	1,000.00	983.00	(a)	1,013.71	7.46	(a)	11.30	2.25	(a)
Class I	1,000.00	1,000.00	986.00	(a)	1,019.40	3.68	(a)	5.59	1.11	(a)
Class R	1,000.00	1,000.00	984.00	(a)	1,016.31	5.74	(a)	8.70	1.73	(a)
Class R4	1,000.00	1,000.00	986.00	(a)	1,018.80	4.08	(a)	6.19	1.23	(a)
Class R5	1,000.00	1,000.00	986.00	(a)	1,019.10	3.88	(a)	5.89	1.17	(a)
Class W	1,000.00	1,000.00	984.00	(a)	1,017.55	4.91	(a)	7.44	1.48	(a)
Class Y	1,000.00	1,000.00	986.00	(a)	1,019.35	3.72	(a)	5.64	1.12	(a)
Class Z	1,000.00	1,000.00	986.00	(a)	1,018.80	4.08	(a)	6.19	1.23	(a)

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
4

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 2.9%

	Shares	Value ($)
REAL ESTATE 2.9%
Columbia Real Estate Equity Fund, Class I Shares(a)	332,167	5,198,411
Total Equity Funds (Cost: $5,643,007)		5,198,411

Fixed-Income Funds 3.1%

INFLATION PROTECTED SECURITIES 3.1%
Columbia Inflation Protected Securities Fund, Class I Shares(a)	599,186	5,416,640
Total Fixed-Income Funds (Cost: $5,512,793)		5,416,640

Alternative Investment Funds 54.5%

Blackstone Alternative Multi-Strategy Fund, Class Y Shares(a)(b)(c)	8,748,728	90,811,797
Columbia Commodity Strategy Fund, Class I Shares(a)(b)	831,859	5,340,538
Total Alternative Investment Funds (Cost: $93,265,176)		96,152,335

Exchange-Traded Funds 7.8%

	Shares	Value ($)
PowerShares Global Listed Private Equity Portfolio	406,126	4,975,044
iShares TIPS Bond ETF	48,184	5,455,392
iShares US Real Estate ETF	43,975	3,308,239
Total Exchange-Traded Funds (Cost: $13,870,105)		13,738,675

Exchange-Traded Notes 3.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 3.0%
iPath Bloomberg Commodity Index Total Return ETN(b)	185,995	5,313,877
Total Consumer Discretionary		5,313,877
Total Exchange-Traded Notes (Cost: $5,387,596)		5,313,877

Money Market Funds 27.4%

Columbia Short-Term Cash Fund, 0.114%(a)(d)	48,352,793	48,352,793
Total Money Market Funds (Cost: $48,352,793)		48,352,793
Total Investments (Cost: $172,031,470)		174,172,731
Other Assets & Liabilities, Net		2,342,963
Net Assets		176,515,694

At May 31, 2015, cash totaling $938,000 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500 EMINI	(40)	USD	(4,212,000)	06/2015	—	(116,613)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
5

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Total Return Swap Contracts Outstanding at May 31, 2015

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Total return on Atlantic High Yield Investment Grade Spread (HYIGS) BetaBarclays Credit Index(a)	Fixed rate of 0.60%	1/29/16	USD	251,861	254	360	—
Barclays	Total return on Atlantic HYIGS BetaBarclays Credit Index(a)	Fixed rate of 0.60%	1/30/16	USD	4,147,100	4,268	5,845	—
Barclays	Total return on Atlantic HYIGS BetaBarclays Credit Index(a)	Fixed rate of 0.60%	1/30/16	USD	6,051,308	6,987	7,770	—
Barclays	Total return on Atlantic HYIGS BetaBarclays Credit Index(a)	Fixed rate of 0.60%	1/30/16	USD	6,800,074	9,325	13,222	—
Barclays	Total return on Atlantic HYIGS BetaBarclays Credit Index(a)	Fixed rate of 0.60%	1/30/16	USD	5,550,015	8,325	—	(8,325)
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(b)	Fixed rate of 0.70%	1/30/16	USD	8,822,414	—	—	(40,021)
Deutsche Bank	Total return on Deutsche Bank (DB) Equity Risk-Adjusted Momentum Factor Index — USD Excess Return(c)	Fixed rate of 0.00%	1/29/16	USD	461,900	—	9,329	—
Deutsche Bank	Total return on DB Equity Sector Neutral Quality Factor Index — USD Excess Return(d)	Fixed rate of 0.00%	1/29/16	USD	1,314,745	—	—	(34,726)
Deutsche Bank	Total return on DB Equity Low Beta Turnover Control Factor Index — USD Excess Return(d)	Fixed rate of 0.00%	1/29/16	USD	470,377	—	6,216	—
Deutsche Bank	Total return on DB Equity Risk- Adjusted Momentum Factor Index — USD Excess Return(c)	Fixed rate of 0.00%	1/30/16	USD	1,563,027	—	31,570	—
Deutsche Bank	Total return on DB Equity Risk- Adjusted Momentum Factor Index — USD Excess Return(c)	Fixed rate of 0.00%	1/30/16	USD	6,807,935	—	137,505	—
Deutsche Bank	Total return on DB Equity Risk- Adjusted Momentum Factor Index — USD Excess Return(c)	Fixed rate of 0.00%	1/30/16	USD	1,502,026	—	30,338	—
Deutsche Bank	Total return on DB Equity Sector Neutral Value Factor Index — USD Excess Return(c)	Fixed rate of 0.00%	1/30/16	USD	8,520,572	—	—	(225,049)
Deutsche Bank	Total return on DB Equity Sector Neutral Quality Factor Index — USD Excess Return(c)	Fixed rate of 0.00%	1/30/16	USD	6,689,995	—	—	(146,723)
Deutsche Bank	Total return on DB Haven Plus — USD Excess Return(e)	Fixed rate of 0.00%	1/30/16	USD	5,282,912	—	—	(22,691)
Deutsche Bank	Total return on DB Equity Low Beta Turnover Control Factor Index — USD Excess Return(d)	Fixed rate of 0.00%	1/30/16	USD	7,326,137	—	96,824	—
Deutsche Bank	Total return on DB Currency Valuation — USD Excess Return(e)	Fixed rate of 0.00%	1/30/16	USD	7,023,183	—	23,332	—
Goldman Sachs	Total return on Goldman Sachs 10-Year Treasury Note (TY) futures contract Volatility Carry Index(f)	Fixed rate of 0.35%	2/19/16	USD	8,029,729	—	—	(72,996)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
6

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Total Return Swap Contracts Outstanding at May 31, 2015 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on Goldman Sachs Risk Premia Basket Series 27 Excess Return(g)	Fixed rate of 0.35%	2/26/16	USD	3,424,798	—	101,393	—
Goldman Sachs	Total return on Goldman Sachs Risk Premia Basket Series 27 Excess Return(g)	Fixed rate of 0.35%	2/26/16	USD	7,899,998	—	—	(47,117)
Goldman Sachs	Total return on Goldman Sachs Commodity Momentum Risk Premium Strategy Index(h)	Fixed rate of 0.35%	3/17/16	USD	3,486,532	—	5,915	—
Goldman Sachs	Total return on Goldman Sachs Commodity Carry Risk Premium Strategy Index(h)	Fixed rate of 0.35%	3/17/16	USD	8,832,799	—	50,341	—
Goldman Sachs	Total return on Goldman Sachs Commodity Curve Risk Premium Index(h)	Fixed rate of 0.35%	3/17/16	USD	4,500,108	—	—	(2,249)
Goldman Sachs	Total return on Goldman Sachs Commodity Curve Risk Premium Index(h)	Fixed rate of 0.35%	3/17/16	USD	20,607,083	—	—	(64,325)
Goldman Sachs	Total return on Goldman Sachs Commodity Momentum Risk Premium Strategy Index(h)	Fixed rate of 0.35%	3/17/16	USD	4,449,913	—	—	(2,224)
Goldman Sachs	Total return on Goldman Sachs Macro Index C0042(i)	Fixed rate of 0.35%	3/17/16	USD	8,855,754	—	—	(28,306)
Goldman Sachs	Total return on Goldman Sachs Macro Index C003(j)	Fixed rate of 0.35%	3/21/16	USD	11,968,685	—	101,487	—
Goldman Sachs	Total return on Goldman Sachs Risk Premium (RP) Equity World Long Short Series 22 Excess Return(d)	Fixed rate of 0.35%	5/31/16	USD	30,750,004	—	—	(15,367)
Goldman Sachs	Total return on Goldman Sachs Macro Index C0015(j)	Fixed rate of 0.35%	5/31/16	USD	3,499,997	—	—	(2,795)
Goldman Sachs	Total return on Goldman Sachs Macro Index C0014(j)	Fixed rate of 0.35%	5/31/16	USD	11,599,996	—	—	(9,271)
Goldman Sachs	Total return on Goldman Sachs Macro Index C0046(i)	Fixed rate of 0.35%	5/31/16	USD	19,330,002	—	—	(24,614)
Morgan Stanley	Total return on Morgan Stanley SmartInvest Alpha Index(k)	Fixed Rate of 0.76%	1/30/16	USD	6,869,825	—	48,588	—
Morgan Stanley	Total return on Morgan Stanley VolNet PremiumPlus2 Index(l)	Fixed rate of 0.80%	1/30/16	USD	10,348,848	—	58,316	—
Morgan Stanley	Total return on Morgan Stanley FX VolNet Premium Strategy Series 2(m)	Fixed rate of 0.80%	3/3/16	USD	13,800,000	—	—	(90,865)
Total						29,159	728,351	(837,664)

(a)  Underlying assets of this index include credit default swaps on high yield, investment grade, and foreign indices.

(b)  Underlying assets of this index include interest rate swaps of 2 year and 10 year durations.

(c)  Underlying assets of this index include long foreign and domestic equities and a short domestic ETF.

(d)  Underlying assets of this index include long/short foreign and domestic equities.

(e)  Underlying assets of this index include USD and long/short foreign currencies.

(f)  Underlying assets of this index long/short domestic commodity futures and options on short commodity futures.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Total Return Swap Contracts Outstanding at May 31, 2015 (continued)

(g)  Underlying assets of this index include forward foreign currency exchange contracts, long/short commodity futures, options on short commodity futures, options on domestic and foreign indices, and long/short domestic and foreign equities.

(h)  Underlying assets of this index include long/short domestic commodity futures.

(i)  Underlying assets of this index include long/short foreign and domestic commodity futures.

(j)  Underlying assets of this index include forward foreign currency exchange contracts.

(k)  Underlying assets of this index include long domestic equities and a short domestic index.

(l)  Underlying assets of this index include long/short puts and calls on a domestic index.

(m)  Underlying assets of this index include capped variance swaps on currencies.

Notes to Consolidated Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	—	6,600,000	(1,110,000)	(24,824)	5,465,176	—	5,340,538
Columbia Inflation Protected Securities Fund, Class I Shares	—	13,225,000	(7,585,000)	(127,207)	5,512,793	—	5,416,640
Columbia Real Estate Equity Fund, Class I Shares	—	6,738,412	(1,025,000)	(70,405)	5,643,007	25,913	5,198,411
Columbia Short-Term Cash Fund	35,010,000	206,155,747	(192,812,954)	—	48,352,793	16,436	48,352,793
Blackstone Alternative Multi-Strategy Fund, Class Y Shares	—	87,800,000	—	—	87,800,000	—	90,811,797
Total	35,010,000	320,519,159	(202,532,954)	(222,436)	152,773,769	42,349	155,120,179

(b)  Non-income producing investment.

(c)  Indirect holding through investment in Columbia Intermediary Alternatives Fund, which invests directly in the Blackstone Alternative Multi-Strategy Fund.

(d)  The rate shown is the seven-day current annualized yield at May 31, 2015.

Abbreviation Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	5,198,411	—	—	5,198,411
Fixed-Income Funds	5,416,640	—	—	5,416,640
Alternative Investment Funds	96,152,335	—	—	96,152,335
Exchange-Traded Funds	13,738,675	—	—	13,738,675
Exchange-Traded Notes	5,313,877	—	—	5,313,877
Money Market Funds	48,352,793	—	—	48,352,793
Total Investments	174,172,731	—	—	174,172,731
Derivatives
Assets
Swap Contracts	—	—	728,351	728,351
Liabilities
Futures Contracts	(116,613)	—	—	(116,613)
Swap Contracts	—	—	(837,664)	(837,664)
Total	174,056,118	—	(109,313)	173,946,805

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $19,257,701)	$19,052,552
Affiliated issuers (identified cost $152,773,769)	155,120,179
Total investments (identified cost $172,031,470)	174,172,731
Cash collateral held at broker	754,000
Margin deposits	184,000
Unrealized appreciation on swap contracts	728,351
Premiums paid on outstanding swap contracts	29,159
Receivable for:
Investments sold	1,672,625
Capital shares sold	320,034
Dividends	4,212
Interest	66,123
Variation margin	31,400
Expense reimbursement due from Investment Manager	4,095
Trustees' deferred compensation plan	868
Other assets	99,001
Total assets	178,066,599
Liabilities
Unrealized depreciation on swap contracts	837,664
Payable for:
Investments purchased	340,094
Capital shares purchased	236,631
Investment management fees	5,563
Distribution and/or service fees	838
Transfer agent fees	26,547
Administration fees	387
Chief compliance officer expenses	20
Other expenses	89,496
Trustees' deferred compensation plan	868
Other liabilities	12,797
Total liabilities	1,550,905
Net assets applicable to outstanding capital stock	$176,515,694
Represented by
Paid-in capital	$176,182,213
Undistributed net investment income	10,908
Accumulated net realized loss	(1,592,762)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(205,149)
Investments — affiliated issuers	2,346,410
Futures contracts	(116,613)
Swap contracts	(109,313)
Total — representing net assets applicable to outstanding capital stock	$176,515,694

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$4,470,038
Shares outstanding	453,896
Net asset value per share	$9.85
Maximum offering price per share(a)	$10.45
Class C
Net assets	$932,443
Shares outstanding	94,835
Net asset value per share	$9.83
Class I
Net assets	$22,263,251
Shares outstanding	2,257,770
Net asset value per share	$9.86
Class R
Net assets	$9,839
Shares outstanding	1,000
Net asset value per share	$9.84
Class R4
Net assets	$9,855
Shares outstanding	1,000
Net asset value per share	$9.86
Class R5
Net assets	$9,857
Shares outstanding	1,000
Net asset value per share	$9.86
Class W
Net assets	$114,125,002
Shares outstanding	11,595,846
Net asset value per share	$9.84
Class Y
Net assets	$9,859
Shares outstanding	1,000
Net asset value per share	$9.86
Class Z
Net assets	$34,685,550
Shares outstanding	3,519,500
Net asset value per share	$9.86

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2015(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$28,963
Dividends — affiliated issuers	42,349
Total income	71,312
Expenses:
Investment management fees	642,780
Distribution and/or service fees
Class A	889
Class C	560
Class R	17
Class W	90,158
Transfer agent fees
Class A	1,411
Class C	254
Class R	8
Class R4	8
Class R5	2
Class W	90,117
Class Z	27,287
Administration fees	43,808
Compensation of board members	6,756
Custodian fees	26,087
Printing and postage fees	18,243
Registration fees	82,247
Professional fees	50,398
Chief compliance officer expenses	49
Other	51,483
Total expenses	1,132,562
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(363,998)
Total net expenses	768,564
Net investment loss	(697,252)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(144,215)
Investments — affiliated issuers	(222,436)
Foreign currency translations	3,458
Futures contracts	(236,318)
Swap contracts	(3,240,423)
Net realized loss	(3,839,934)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(205,149)
Investments — affiliated issuers	2,346,410
Futures contracts	(116,613)
Swap contracts	(109,313)
Net change in unrealized appreciation	1,915,335
Net realized and unrealized loss	(1,924,599)
Net decrease in net assets from operations	$(2,621,851)

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended May 31, 2015(a)
Operations
Net investment loss	$(697,252)
Net realized loss	(3,839,934)
Net change in unrealized appreciation	1,915,335
Net decrease in net assets resulting from operations	(2,621,851)
Increase in net assets from capital stock activity	144,137,435
Total increase in net assets	141,515,584
Net assets at beginning of year	35,000,110
Net assets at end of year	$176,515,694
Undistributed net investment income	$10,908

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)
	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	460,028	4,541,390
Redemptions	(7,132)	(69,903)
Net increase	452,896	4,471,487
Class C shares
Subscriptions	93,835	924,788
Net increase	93,835	924,788
Class I shares
Subscriptions	2,256,770	22,500,000
Net increase	2,256,770	22,500,000
Class W shares
Subscriptions	12,324,400	123,209,339
Redemptions	(729,554)	(7,243,204)
Net increase	11,594,846	115,966,135
Class Z shares
Subscriptions	27,500	275,025
Net increase	27,500	275,025
Total net increase	14,425,847	144,137,435

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class A	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss	(0.10)
Total from investment operations	(0.15)
Net asset value, end of period	$9.85
Total return	(1.50%)
Ratios to average net assets(b)
Total gross expenses	2.08	%(c)
Total net expenses(d)	1.50	%(c)
Net investment loss	(1.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$4,470
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class C	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.07)
Net realized and unrealized loss	(0.10)
Total from investment operations	(0.17)
Net asset value, end of period	$9.83
Total return	(1.70%)
Ratios to average net assets(b)
Total gross expenses	2.83	%(c)
Total net expenses(d)	2.25	%(c)
Net investment loss	(2.18	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$932
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class I	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.14)
Net asset value, end of period	$9.86
Total return	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.58	%(c)
Total net expenses(d)	1.11	%(c)
Net investment loss	(0.98	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$22,263
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class R	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.16)
Net asset value, end of period	$9.84
Total return	(1.60%)
Ratios to average net assets(b)
Total gross expenses	2.33	%(c)
Total net expenses(d)	1.73	%(c)
Net investment loss	(1.59	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized loss	(0.10)
Total from investment operations	(0.14)
Net asset value, end of period	$9.86
Total return	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.80	%(c)
Total net expenses(d)	1.23	%(c)
Net investment loss	(1.09	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.14)
Net asset value, end of period	$9.86
Total return	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.63	%(c)
Total net expenses(d)	1.17	%(c)
Net investment loss	(1.03	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class W	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.16)
Net asset value, end of period	$9.84
Total return	(1.60%)
Ratios to average net assets(b)
Total gross expenses	2.07	%(c)
Total net expenses(d)	1.48	%(c)
Net investment loss	(1.35	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$114,125
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.14)
Net asset value, end of period	$9.86
Total return	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.58	%(c)
Total net expenses(d)	1.12	%(c)
Net investment loss	(0.98	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class Z	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized loss	(0.10)
Total from investment operations	(0.14)
Net asset value, end of period	$9.86
Total return	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.83	%(c)
Total net expenses(d)	1.23	%(c)
Net investment loss	(1.09	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$34,686
Portfolio turnover	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Adaptive Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund invests significantly in Class I shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (affiliated underlying funds) as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds). The Fund invests significantly in, among other Underlying Funds, Columbia Intermediary Alternatives Fund, an affiliated fund that invests all or substantially all of its assets in Class Y shares of the Blackstone Alternative Multi-Strategy Fund, an unaffiliated fund.

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

On January 26, 2015, the Investment Manager invested $35,000,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class C, 1,000 shares for Class I, 1,000 shares for Class R, 1,000 shares for Class R4, 1,000 shares for Class R5, 1,000 shares for Class W, 1,000 shares for Class Y and 3,492,000 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on January 28, 2015.

These consolidated financial statements (financial statements) cover the period from January 28, 2015 (commencement of operations) through May 31, 2015.

Basis for Consolidation

CAAF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At May 31, 2015, the net assets of the Subsidiary were $21,808,483 or 12.35% of the Fund's consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

For the period ended May 31, 2015, the Fund owned 100% of the outstanding shares of Columbia Intermediary Alternatives Fund.

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary and Columbia Intermediary Alternatives Fund on a consolidated basis. All intercompany transactions and balances have been eliminated in the consolidation process.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to a commodities index. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2015:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on swap contracts	728,351	*
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	116,613	*
Equity risk	Net assets — unrealized depreciation on swap contracts	837,664	*
Total		954,277

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the period ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	(146,456)	(3,240,423)	(3,386,879)
Interest rate risk	(89,862)	—	(89,862)
Total	(236,318)	(3,240,423)	(3,476,741)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	(116,613)	(109,313)	(225,926)

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended May 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	7,139,368
Futures contracts — Short	3,162,140
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Total return swap contracts	761,139	(1,302,643)

*Based on the ending monthly outstanding amounts for the period ended May 31, 2015.

Annual Report 2015
29

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2015:

Goldman Goldman Morgan Morgan	Barclays ($)	Securities Inc. ($)	Deutsche Bank ($)(a)	Sachs ($)(a)	Sachs ($)(a)	Stanley ($)(a)	Stanley Total ($)
Assets
OTC total return swap contracts(b)	48,031	335,114	101,487	157,649	48,588	58,316	749,185
Liabilities
OTC total return swap contracts(b)	40,021	429,189	153,349	115,915	—	90,865	829,339
Total Financial and Derivative Net Assets	8,010	(94,075)	(51,862)	41,734	48,588	(32,549)	(80,154)
Total collateral received (pledged)(c)	—	(94,075)	(51,862)	—	28,000	(32,549)	(150,486)
Net Amount(d)	8,010	—	—	41,734	20,588	—	70,332

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income,

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 1.25% of the Fund's average daily net assets, including assets invested in affiliated pooled investment vehicles (including mutual funds and exchange-traded funds); however, with respect to Fund assets invested in the affiliated underlying funds, the Investment Manager will waive the amount equal to the net management fees (investment management and administrative service fees, less reimbursements/waivers) of the affiliated underlying funds.

Effective March 4, 2015, the Investment Manager has contractually agreed to waive 0.10% of the investment management fee through March 4, 2017.

The annualized effective investment management fee rate net of fee waivers for the period ended May 31, 2015 was 1.12% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended May 31, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's independent Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the period ended May 31, 2015, the Fund's annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class C	0.25
Class R	0.25
Class R4	0.23
Class R5	0.05
Class W	0.25
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the period ended May 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $9,733 for Class A shares for the period ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 4, 2015 through September 30, 2016	Prior to March 4, 2015
Class A	2.85%	2.95%
Class C	3.60	3.70
Class I	2.45	2.55
Class R	3.10	3.20
Class R4	2.60	2.70
Class R5	2.50	2.60
Class W	2.85	2.95
Class Y	2.45	2.55
Class Z	2.60	2.70

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short by the Fund and Blackstone Alternative Multi-Strategy Fund (an unaffiliated mutual fund indirectly invested in by the Fund), inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The annual rates in the table above include the contractual waiver of 0.10% of the investment management fee through September 30, 2016, as described above.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, non-deductible expenses, derivative investments, investments in commodity subsidiary and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$708,050
Accumulated net realized loss	2,247,172
Paid-in capital	(2,955,222)

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the period ended May 31, 2015, there were no distributions.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(1,159,101)
Net unrealized appreciation	1,527,749

At May 31, 2015, the cost of investments for federal income tax purposes was $174,313,813 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,929,106
Unrealized depreciation	(401,357)
Net unrealized appreciation	1,527,749

The following capital loss carryforwards, determined at May 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	964,482
No expiration — long-term	194,619
Total	1,159,101

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns

Annual Report 2015
33

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $154,695,242 and $30,649,914, respectively, for the period ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the period ended May 31, 2015.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC

Annual Report 2015
34

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
35

COLUMBIA ADAPTIVE ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Adaptive Alternatives Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Adaptive Alternatives Fund (the "Fund," a series of Columbia Funds Series Trust I) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period January 28, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 30, 2015

Annual Report 2015
36

COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05288, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
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COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA ADAPTIVE ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

On December 19, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to Columbia Adaptive Alternatives Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager and others, including materials provided in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on December 18, 2014, and at the Board meetings held on October 21, 2014 and December 19, 2014. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On December 19, 2014, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2016 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses representing dividend and/or interest expenses associated with securities sold short by the Fund and any fund in which the Fund invests indirectly, and extraordinary expenses) would not exceed an annual rate of 2.95% for Class A, 3.70% for Class C, 2.55% for Class I, 3.20% for Class R, 2.70% for Class R4, 2.60% for Class R5, 2.95% for Class W, 2.55% for Class Y and 2.70% for Class Z;*

*On March 4, 2015, the Investment Manager agreed to lower the contractual expense limitation of the Fund by an additional 0.10% for each class (e.g. the limitation would be 2.85% for Class A shares).

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices; and

Annual Report 2015
41

COLUMBIA ADAPTIVE ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds both as determined by the Investment Manager and as determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, including the proposed portfolio managers for the Fund, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the

Annual Report 2015
42

COLUMBIA ADAPTIVE ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed administrative services fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described

Annual Report 2015
43

COLUMBIA ADAPTIVE ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

Annual Report 2015
44

COLUMBIA ADAPTIVE ALTERNATIVES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015
45

Columbia Adaptive Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN259_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	47
Federal Income Tax Information	48
Trustees and Officers	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Adaptive Risk Allocation Fund (the Fund) Class A shares returned 1.13% excluding sales charges for the 12-month period that ended May 31, 2015.

■  The Fund outperformed its New Blended Benchmark, which returned 0.68% over the same time period.

■  The Citi Three-Month U.S. Treasury Bill Index returned 0.02% during the same 12 months.

■  The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets: equities, interest rates, inflation hedging and spread assets.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	Life
Class A	06/19/12
Excluding sales charges		1.13	4.16
Including sales charges		-4.64	2.09
Class C	06/19/12
Excluding sales charges		0.48	3.36
Including sales charges		-0.51	3.36
Class K	06/19/12	1.25	4.23
Class R	06/19/12	0.87	3.89
Class R4*	10/01/14	1.26	4.21
Class R5	06/19/12	1.48	4.49
Class W	06/19/12	1.13	4.20
Class Y*	10/01/14	1.37	4.24
Class Z	06/19/12	1.37	4.42
New Blended Benchmark		0.68	8.38
Citi Three-Month U.S. Treasury Bill Index		0.02	0.05

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appendedperformance for more information.

The New Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting of the MSCI ACWI All Cap Index (Net) and a 40% weighting of the Barclays Global Aggregate Bond Index.

The Old Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting of the S&P 500 Index and a 40% weighting of the Barclays U.S. Aggregate Bond Index. The S&P 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks, and the Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Effective October 1, 2014, the Fund compares its performance to that of the New Blended Index. The investment manager believes that the New Blended Index provides a more appropriate basis for comparing the Fund's performance because it is more reflective of the global positioning of the portfolio. Information on both Blended benchmarks will be included for a one-year transition period. Thereafter, only the New Blended Index will be included.

The Citi Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 19, 2012 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Orhan Imer, Ph.D., CFA

Toby Nangle

Beth Vanney, CFA

Portfolio Breakdown (%) (at May 31, 2015)
Alternative Investment Funds	7.0
Equity Funds	8.0
Exchange-Traded Funds	4.1
Exchange-Traded Notes	3.5
Foreign Government Obligations	1.9
Inflation-Indexed Bonds	29.3
Money Market Funds(a)	35.4
Residential Mortgage-Backed Securities — Agency	8.4
U.S. Treasury Obligations	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $160.9 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period that ended May 31, 2015, the Fund's Class A shares returned 1.13% excluding sales charges. The Fund outperformed its New Blended Benchmark, which returned 0.68% over the same period. The Citi Three-Month U.S. Treasury Bill Index returned 0.02% during the annual period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets.

Market State Policy Implementation Contributed Most Positively

The 12-month period ended May 31, 2015 was the first full year of managing the Fund under its revised strategy that went into effect on March 17, 2014. The Fund uses a global allocation strategy and takes a flexible risk-based approach by allocating to four broad global asset classes: equities, interest rates, inflation hedging and spread assets. The Fund employs a market state classification process, based on multiple market-based indicators, to identify four distinct market environments where a policy or benchmark portfolio has been designed to optimize the risk/return profile of that environment. In most market environments, a global risk-balanced approach may be the best choice of allocation. However, other market states represent conditions when risk balancing may be less than ideal, and the corresponding policy portfolios can deviate from a risk-balanced state to maximize risk-adjusted return potential for that environment. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy is established, the Fund then employs a tactical overlay process driven by the Columbia Global Asset Allocation Team's Investment Strategy Outlook.

During the annual period, the determination of the market state and subsequent allocation to the specific policy portfolio was the principal driver of the Fund's outperformance. The ability to change the policy portfolio was particularly helpful in September and December 2014, months in which many asset classes simultaneously declined. The Fund's market state going into these months was "capital preservation," a state in which exposure to risk assets is significantly reduced. This reduction in overall portfolio risk proved beneficial. Additionally, for much of the annual period, the Fund benefited from a tactical overweight to U.S. equities, driven by our view that domestic stocks would likely outperform international stocks. The Fund was also able to add value through currency management, specifically by hedging foreign currency exposure. Partially offsetting these positive contributors were positions in commodities. Commodity prices were hit hard during the annual period, and the Fund's exposure to this asset class detracted from its relative performance.

New Benchmark Reflects Global Positioning

As indicated above, the Fund changed its positioning as market states shifted during the annual period in an effort to seek favorable risk-adjusted returns. Also, effective October 1, 2014, the Fund changed its Blended Benchmark to be more reflective of the global positioning of the portfolio. With these changes, the Fund's portfolio turnover rate for the 12-month period was 256%.

Annual Report 2015
4

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Derivative Positions

During the annual period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives in an effort to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund's assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund's risk allocation framework. While the Fund's use of forward foreign currency exchange contracts and options had a negative effect, this was more than offset by the significant contribution from the Fund's futures and swap contracts.

Looking Ahead

During the annual period, the unanimity of central bank policy gave way to a desynchronized reality. This decoupling of global monetary policy became a prominent influence on asset class outcomes, with the effects on currencies and equity markets particularly dramatic. For example, the euro fell more than 20% vs. the U.S. dollar during the annual period. In turn, international equities rose in local currency terms but posted a negative return in U.S. dollar terms, making the outperformance by U.S. equity markets particularly notable to U.S. investors. Within fixed income, areas considered to have the safest of return streams, such as U.S. Treasuries, performed best, while corporate credit generated positive but more modest returns. In all, whereas in 2014 it paid to largely skew one's investment portfolio heavily toward the strongly performing U.S. equity markets, a more balanced and globally diversified portfolio rewarded investors during the first months of 2015.

At the end of the annual period, we continued to favor equities over bonds. Within the equity asset class, we favored developed market equities. Looking ahead to the balance of 2015, we currently expect the collective guess by investors regarding the timing of the Federal Reserve's (Fed's) first interest rate hike to be a driving force of market behavior. The Fed, by its own description, embraces no clear plan for timing. Rather, the Fed seems to be watching the breadth of economic data to discern the moment when a hike can be undertaken with confidence. With some reprieve for U.S. dollar-sensitive investments toward the end of the annual period, including commodities and emerging market assets, we continue to believe at this time that a balanced portfolio that includes global diversification should fare better than it otherwise did in calendar year 2014. Government bond yields remain quite low in much of the developed world, and we currently intend to maintain an underweight position in fixed income. While conditions at the end of the annual period made an imminent bear market in bonds unlikely, we continue to find the risk vs. return trade-off in longer-term U.S. Treasuries to be poor at this time, as we believe only a modest rise in rates would be required to generate negative total returns.

Maintaining a long-term perspective, we believe the Fund's adaptive approach to improving upon the challenges of a traditional 60/40 balanced portfolio makes it an attractive diversifier within portfolios maintaining a traditional allocation to both stocks and bonds.

Market Exposure By Asset Class Categories (%)(a) (at May 31, 2015)
Equity Assets	50.3
Inflation-Hedging Assets	44.6
Spread Assets	59.2
Interest Rate Assets	11.5

(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund's portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund's portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

Annual Report 2015
5

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower-yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater affect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
6

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.60	1,019.60	5.33	5.39	1.07
Class C	1,000.00	1,000.00	995.90	1,015.86	9.06	9.15	1.82
Class K	1,000.00	1,000.00	999.80	1,020.09	4.84	4.89	0.97
Class R	1,000.00	1,000.00	998.00	1,018.35	6.58	6.64	1.32
Class R4	1,000.00	1,000.00	1,001.00	1,020.84	4.09	4.13	0.82
Class R5	1,000.00	1,000.00	1,001.20	1,021.44	3.49	3.53	0.70
Class W	1,000.00	1,000.00	999.60	1,019.55	5.38	5.44	1.08
Class Y	1,000.00	1,000.00	1,001.20	1,021.64	3.29	3.33	0.66
Class Z	1,000.00	1,000.00	1,001.00	1,020.84	4.09	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 8.4%

	Shares	Value ($)
REAL ESTATE 8.4%
Columbia Real Estate Equity Fund, Class I Shares(a)	2,312,361	36,188,453
Total Equity Funds (Cost: $37,009,010)		36,188,453

Alternative Investment Funds 7.4%

Columbia Commodity Strategy Fund, Class I Shares(a)(b)	4,981,629	31,982,061
Total Alternative Investment Funds (Cost: $31,846,778)		31,982,061

Residential Mortgage-Backed Securities —
Agency 8.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 06/16/30	2.500%	6,250,000	6,388,875
06/11/45	3.500%	6,250,000	6,532,714
06/11/45	4.000%	5,000,000	5,339,357
06/11/45	5.000%	8,250,000	9,176,836
Government National Mortgage Association(c) 06/18/45	3.500%	10,250,000	10,752,457
Total Residential Mortgage-Backed Securities — Agency (Cost: $38,129,883)			38,190,239

U.S. Treasury Obligations 2.5%

U.S. Treasury 04/30/16	0.375%	2,400,000	2,402,061
10/31/18	1.750%	1,460,000	1,492,508
12/31/19	1.125%	2,185,000	2,157,347
01/31/20	1.375%	720,000	718,594
02/15/21	3.625%	720,000	797,962
02/28/21	2.000%	350,000	356,699
08/15/23	2.500%	150,000	156,176
08/15/26	6.750%	350,000	509,606
08/15/27	6.375%	300,000	432,187
11/15/40	4.250%	350,000	441,766
02/15/42	3.125%	700,000	736,805
08/15/43	3.625%	550,000	633,059
Total U.S. Treasury Obligations (Cost: $10,654,374)			10,834,770

Foreign Government Obligations(d) 1.9%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BELGIUM 0.3%
Belgium Government Bond(e) 06/22/24	2.600%	EUR	1,000,000	1,281,936
JAPAN 0.6%
Japan Government 30-Year Bond 09/20/44	1.700%	JPY	300,000,000	2,545,773
MEXICO 0.3%
Mexican Bonos 06/10/21	6.500%	MXN	15,000,000	1,015,304
SPAIN 0.8%
Spain Government Bond(e) 01/31/22	5.850%	EUR	2,500,000	3,540,425
Total Foreign Government Obligations (Cost: $8,767,263)				8,383,438

Inflation-Indexed Bonds(d) 30.9%

FRANCE 3.9%
France Government Bond OAT 07/25/24	0.250%	EUR	12,678,750	15,127,275
France Government Bond OAT 07/25/40	1.800%	EUR	1,143,530	1,855,744
Total				16,983,019
GERMANY 1.4%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 04/15/18	0.750%	EUR	4,244,600	4,848,427
Deutsche Bundesrepublik Inflation-Linked Bond 04/15/23	0.100%	EUR	1,033,870	1,221,910
Total				6,070,337
ITALY 1.4%
Italy Buoni Poliennali Del Tesoro 09/15/19	2.350%	EUR	1,050,044	1,268,237
09/15/21	2.100%	EUR	1,011,455	1,228,338
09/15/26	3.100%	EUR	508,272	687,969
09/15/41	2.550%	EUR	2,142,559	2,865,120
Total				6,049,664
NEW ZEALAND 0.6%
New Zealand Government Bond 09/20/25	2.000%	NZD	3,610,280	2,543,587
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Inflation-Indexed Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
SWEDEN 0.2%
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	4,734,469	652,492
UNITED KINGDOM 6.5%
United Kingdom Gilt Inflation-Linked Bond 03/22/29	0.125%	GBP	4,330,920	7,539,195
03/22/34	0.750%	GBP	1,494,356	3,027,163
03/22/44	0.125%	GBP	6,892,535	13,831,609
03/22/52	0.250%	GBP	1,593,030	3,606,925
Total				28,004,892
UNITED STATES 16.9%
U.S. Treasury Inflation-Indexed Bond 04/15/19	0.125%		14,102,060	14,333,418
01/15/21	1.125%		12,408,270	13,208,991
01/15/22	0.125%		11,992,545	11,998,170
01/15/24	0.625%		9,104,040	9,389,961
01/15/25	2.375%		4,382,560	5,247,774
01/15/27	2.375%		3,745,280	4,561,343
01/15/29	2.500%		659,604	829,246
02/15/43	0.625%		6,159,660	5,707,794
02/15/45	0.750%		8,018,560	7,671,509
Total				72,948,206
Total Inflation-Indexed Bonds (Cost: $135,466,513)				133,252,197

Exchange-Traded Funds 4.4%

	Shares	Value ($)
iShares MSCI Canada ETF	262,970	7,305,307
iShares US Real Estate ETF	153,136	11,520,421
Total Exchange-Traded Funds (Cost: $19,292,551)		18,825,728
Exchange-Traded Notes 3.7%
iPath Bloomberg Commodity Index Total Return ETN(b)	554,595	15,844,779
Total Exchange-Traded Notes (Cost: $16,263,625)		15,844,779
Money Market Funds 37.3%
Columbia Short-Term Cash Fund, 0.114%(a)(f)	160,877,769	160,877,769
Total Money Market Funds (Cost: $160,877,769)		160,877,769
Total Investments (Cost: $458,307,766)		454,379,434
Other Assets & Liabilities, Net		(23,173,868)
Net Assets		431,205,566

At May 31, 2015, cash totaling $18,104,464 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	6/5/2015	1,500,000 EUR	1,686,495 USD	38,983	—
Barclays Bank PLC	6/5/2015	250,000 EUR	280,600 USD	6,014	—
Barclays Bank PLC	6/5/2015	4,126,000 EUR	4,521,704 USD	—	(10,061)
Barclays Bank PLC	6/5/2015	6,386,918 USD	5,876,000 EUR	66,945	—
Barclays Bank PLC	7/9/2015	7,500,000 EUR	8,232,000 USD	—	(9,366)
Barclays Bank PLC	7/9/2015	14,045,000 EUR	15,415,792 USD	—	(17,540)
Barclays Bank PLC	7/9/2015	4,523,870 USD	4,126,000 EUR	9,980	—
Citigroup Global Markets Inc.	6/5/2015	200,000 AUD	157,880 USD	4,994	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	6/5/2015	500,000 AUD	382,187 USD	—	(27)
Citigroup Global Markets Inc.	6/5/2015	547,236 USD	700,000 AUD	—	(12,136)
Citigroup Global Markets Inc.	7/9/2015	381,509 USD	500,000 AUD	—	(3)
HSBC Securities (USA), Inc.	6/5/2015	500,000 CAD	414,170 USD	12,132	—
HSBC Securities (USA), Inc.	6/5/2015	500,000 CAD	399,944 USD	—	(2,095)
HSBC Securities (USA), Inc.	6/5/2015	1,800,000 CAD	1,439,798 USD	—	(7,540)
HSBC Securities (USA), Inc.	6/5/2015	300,000,000 JPY	2,512,860 USD	95,642	—
HSBC Securities (USA), Inc.	6/5/2015	250,651,000 JPY	2,020,559 USD	966	—
HSBC Securities (USA), Inc.	6/5/2015	143,500,000 JPY	1,156,789 USD	553	—
HSBC Securities (USA), Inc.	6/5/2015	825,201 USD	1,000,000 CAD	—	(21,124)
HSBC Securities (USA), Inc.	6/5/2015	660,161 USD	800,000 CAD	—	(16,899)
HSBC Securities (USA), Inc.	6/5/2015	825,611 USD	1,000,000 CAD	—	(21,534)
HSBC Securities (USA), Inc.	6/5/2015	4,611,922 USD	550,651,000 JPY	—	(175,111)
HSBC Securities (USA), Inc.	6/5/2015	418,770 USD	50,000,000 JPY	—	(15,900)
HSBC Securities (USA), Inc.	6/5/2015	238,560 USD	28,500,000 JPY	—	(8,924)
HSBC Securities (USA), Inc.	6/5/2015	541,201 USD	65,000,000 JPY	—	(17,471)
HSBC Securities (USA), Inc.	7/9/2015	1,439,069 USD	1,800,000 CAD	7,458	—
HSBC Securities (USA), Inc.	7/9/2015	399,741 USD	500,000 CAD	2,072	—
HSBC Securities (USA), Inc.	7/9/2015	2,021,567 USD	250,651,000 JPY	—	(1,024)
HSBC Securities (USA), Inc.	7/9/2015	1,157,365 USD	143,500,000 JPY	—	(586)
J.P. Morgan Securities, Inc.	6/4/2015	1,000,000 DKK	150,478 USD	3,254	—
J.P. Morgan Securities, Inc.	6/4/2015	750,000 DKK	110,327 USD	—	(91)
J.P. Morgan Securities, Inc.	6/4/2015	255,269 USD	1,750,000 DKK	2,373	—
J.P. Morgan Securities, Inc.	6/5/2015	500,000 PLN	133,426 USD	—	(154)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	6/5/2015	136,062 USD	500,000 PLN	—	(2,482)
J.P. Morgan Securities, Inc.	7/9/2015	110,450 USD	750,000 DKK	80	—
J.P. Morgan Securities, Inc.	7/9/2015	133,291 USD	500,000 PLN	155	—
Standard Chartered Bank	6/5/2015	768,000 GBP	1,213,054 USD	39,269	—
Standard Chartered Bank	6/5/2015	525,700 GBP	826,925 USD	23,463	—
Standard Chartered Bank	6/5/2015	400,000 GBP	613,947 USD	2,600	—
Standard Chartered Bank	6/5/2015	1,350,000 GBP	2,061,536 USD	—	(1,758)
Standard Chartered Bank	6/5/2015	1,206,300 GBP	1,829,456 USD	—	(14,211)
Standard Chartered Bank	6/5/2015	5,000,000 MXN	325,179 USD	553	—
Standard Chartered Bank	6/5/2015	5,000,000 MXN	324,687 USD	61	—
Standard Chartered Bank	6/5/2015	24,000,000 MXN	1,557,835 USD	—	(370)
Standard Chartered Bank	6/5/2015	3,783,750 USD	2,500,000 GBP	37,165	—
Standard Chartered Bank	6/5/2015	2,687,020 USD	1,750,000 GBP	—	(12,380)
Standard Chartered Bank	6/5/2015	1,560,671 USD	24,000,000 MXN	—	(2,466)
Standard Chartered Bank	6/5/2015	650,280 USD	10,000,000 MXN	—	(1,027)
Standard Chartered Bank	7/9/2015	5,500,000 GBP	8,396,812 USD	—	(7,079)
Standard Chartered Bank	7/9/2015	1,294,700 GBP	1,976,609 USD	—	(1,666)
Standard Chartered Bank	7/9/2015	2,000,000 SEK	234,254 USD	—	(480)
Standard Chartered Bank	7/9/2015	2,061,036 USD	1,350,000 GBP	1,737	—
Standard Chartered Bank	7/9/2015	323,895 USD	5,000,000 MXN	—	(93)
State Street Bank & Trust Company	6/5/2015	3,000,000 BRL	985,869 USD	45,348	—
State Street Bank & Trust Company	6/5/2015	550,000 NOK	70,509 USD	—	(259)
State Street Bank & Trust Company	6/5/2015	1,011,463 USD	3,000,000 BRL	—	(70,942)
State Street Bank & Trust Company	6/5/2015	71,126 USD	550,000 NOK	—	(358)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	7/9/2015	2,750,000 GBP	4,197,848 USD	—	(4,097)
State Street Bank & Trust Company	7/9/2015	70,445 USD	550,000 NOK	256	—
UBS Securities	6/5/2015	50,000 CHF	53,628 USD	422	—
UBS Securities	6/5/2015	50,000 CHF	53,015 USD	—	(190)
UBS Securities	6/5/2015	104,871 USD	100,000 CHF	1,540	—
UBS Securities	7/9/2015	2,031,000 NZD	1,437,712 USD	1,809	—
UBS Securities	7/9/2015	53,083 USD	50,000 CHF	188	—
Total				406,012	(457,444)

Futures Contracts Outstanding at May 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
AUST 3YR BOND FUT	28	AUD	2,395,513	06/2015	—	(13,478)
CAN 10YR BOND FUT	4	CAD	453,200	09/2015	7,101	—
EURO BUXL 30Y BND	6	EUR	1,067,679	06/2015	—	(53,473)
Euro-BTP Future	33	EUR	4,890,752	06/2015	—	(187,001)
EURO-BUND FUTURE	1	EUR	170,709	06/2015	—	(1,755)
Euro-OAT Future	9	EUR	1,507,516	06/2015	—	(53,007)
LONG GILT FUTURE	25	GBP	4,501,138	09/2015	64,508	—
mini MSCI EAFE	798	USD	75,810,000	06/2015	2,278,361	—
mini MSCI Emg Mkt	455	USD	22,679,475	06/2015	161,289	—
S&P500 EMINI FUT	1,057	USD	111,302,100	06/2015	2,145,976	—
Short Euro-BTP Fut	8	EUR	987,152	06/2015	2,379	—
US 10YR NOTE (CBT)	261	USD	33,326,438	09/2015	195,202	—
US 10YR NOTE (CBT)	79	USD	10,087,313	09/2015	59,084	—
US LONG BOND(CBT)	5	USD	778,125	09/2015	7,607	—
US ULTRA BOND(CBT)	30	USD	4,808,438	09/2015	45,640	—
US ULTRA BOND(CBT)	23	USD	3,686,469	09/2015	34,991	—
Total			278,452,017		5,002,138	(308,714)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL FUTURE	(25)	EUR	(3,537,899)	06/2015	6,600	—
EURO-BUND FUTURE	(32)	EUR	(5,462,681)	06/2015	94,349	—
LONG GILT FUTURE	(30)	GBP	(5,401,365)	09/2015	—	(77,512)
US 10YR NOTE (CBT)	(74)	USD	(9,448,875)	09/2015	—	(55,655)
US 5YR NOTE (CBT)	(60)	USD	(7,183,594)	09/2015	—	(29,657)
US ULTRA BOND(CBT)	(34)	USD	(5,449,563)	09/2015	—	(51,868)
Total			(36,483,977)		100,949	(214,692)

Credit Default Swap Contracts Outstanding at May 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	CDX Emerging Markets Index 23-V1	6/20/2020	1.000	2.914	45,000,000	(3,905,501)	3,965,274	88,750	148,523	—
Morgan Stanley*	CDX North America Investment Grade 24-V1	6/20/2020	1.000	0.640	55,000,000	(1,925)	—	108,472	106,547	—
Morgan Stanley*	CDX North America High Yield 24-V1	6/20/2020	5.000	3.400	65,000,000	61,047	—	640,972	702,019	—
Total									957,089	—

*  Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Interest Rate Swap Contracts Outstanding at May 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	2.287	5/2/2021	USD	11,000,000	(56)	345,101	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	3.159	5/2/2029	USD	3,000,000	(28)	291,856	—
Total								636,957	—

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	22,898,470	31,846,778	(20,641,862)	(2,256,608)	31,846,778	—	—	31,982,061
Columbia Real Estate Equity Fund, Class I Shares	27,191,544	41,043,065	(32,117,692)	892,093	37,009,010	195,491	266,925	36,188,452
Columbia Short-Term Cash Fund	68,867,224	575,459,992	(483,449,447)	—	160,877,769	—	127,356	160,877,769
Total	118,957,238	648,349,835	(536,209,001)	(1,364,515)	229,733,557	195,491	394,281	229,048,282

(b)  Non-income producing investment.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $4,822,361 or 1.12% of net assets.

(f)  The rate shown is the seven-day current annualized yield at May 31, 2015.

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

USD  US Dollar

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	36,188,453	—	—	36,188,453
Alternative Investment Funds	31,982,061	—	—	31,982,061
Residential Mortgage-Backed Securities — Agency	—	38,190,239	—	38,190,239
U.S. Treasury Obligations	10,834,770	—	—	10,834,770
Foreign Government Obligations	—	8,383,438	—	8,383,438
Inflation-Indexed Bonds	—	133,252,197	—	133,252,197
Exchange-Traded Funds	18,825,728	—	—	18,825,728
Exchange-Traded Notes	15,844,779	—	—	15,844,779
Money Market Funds	160,877,769	—	—	160,877,769
Total Investments	274,553,560	179,825,874	—	454,379,434
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	406,012	—	406,012
Futures Contracts	5,103,087	—	—	5,103,087
Swap Contracts	—	1,594,046	—	1,594,046
Liabilities
Forward Foreign Currency Exchange Contracts	—	(457,444)	—	(457,444)
Futures Contracts	(523,406)	—	—	(523,406)
Total	279,133,241	181,368,488	—	460,501,729

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $228,574,209)	$225,331,152
Affiliated issuers (identified cost $229,733,557)	229,048,282
Total investments (identified cost $458,307,766)	454,379,434
Foreign currency (identified cost $3,248,152)	3,133,073
Cash collateral held at broker	3,945,000
Margin deposits	14,159,464
Unrealized appreciation on forward foreign currency exchange contracts	406,012
Unrealized appreciation on swap contracts	148,523
Premiums paid on outstanding swap contracts	84
Receivable for:
Investments sold	939,572
Capital shares sold	2,799,020
Dividends	13,864
Interest	498,221
Foreign tax reclaims	5,189
Variation margin	257,457
Expense reimbursement due from Investment Manager	1,416
Prepaid expenses	232
Trustees' deferred compensation plan	6,644
Other assets	8,792
Total assets	480,701,997
Liabilities
Due to custodian	141
Unrealized depreciation on forward foreign currency exchange contracts	457,444
Premiums received on outstanding swap contracts	3,965,274
Payable for:
Investments purchased	7,773,658
Investments purchased on a delayed delivery basis	34,763,724
Capital shares purchased	504,731
Variation margin	1,897,373
Investment management fees	6,409
Distribution and/or service fees	3,780
Transfer agent fees	45,931
Administration fees	707
Plan administration fees	1
Chief compliance officer expenses	23
Other expenses	70,591
Trustees' deferred compensation plan	6,644
Total liabilities	49,496,431
Net assets applicable to outstanding capital stock	$431,205,566
Represented by
Paid-in capital	$430,300,156
Excess of distributions over net investment income	(297,284)
Accumulated net realized loss	(843,810)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,243,057)
Investments — affiliated issuers	(685,275)
Foreign currency translations	(147,459)
Forward foreign currency exchange contracts	(51,432)
Futures contracts	4,579,681
Swap contracts	1,594,046
Total — representing net assets applicable to outstanding capital stock	$431,205,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$169,978,201
Shares outstanding	16,715,390
Net asset value per share	$10.17
Maximum offering price per share(a)	$10.79
Class C
Net assets	$52,406,004
Shares outstanding	5,251,740
Net asset value per share	$9.98
Class K
Net assets	$2,753
Shares outstanding	270
Net asset value per share(b)	$10.18
Class R
Net assets	$146,236
Shares outstanding	14,462
Net asset value per share	$10.11
Class R4
Net assets	$11,110,253
Shares outstanding	1,087,746
Net asset value per share	$10.21
Class R5
Net assets	$1,646,801
Shares outstanding	161,100
Net asset value per share	$10.22
Class W
Net assets	$174,418,481
Shares outstanding	17,131,135
Net asset value per share	$10.18
Class Y
Net assets	$2,520
Shares outstanding	246
Net asset value per share(b)	$10.23
Class Z
Net assets	$21,494,317
Shares outstanding	2,105,260
Net asset value per share	$10.21

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$82,361
Dividends — affiliated issuers	394,281
Interest	1,063,868
Foreign taxes withheld	(11,221)
Total income	1,529,289
Expenses:
Investment management fees	1,474,567
Distribution and/or service fees
Class A	108,173
Class C	129,231
Class R	553
Class W	448,612
Transfer agent fees
Class A	74,043
Class C	21,841
Class K	1
Class R	187
Class R4(a)	6,574
Class R5	270
Class W	339,722
Class Z	14,590
Administration fees	149,017
Plan administration fees
Class K	7
Compensation of board members	19,985
Custodian fees	52,523
Printing and postage fees	90,738
Registration fees	166,093
Professional fees	45,869
Dividends and interest on securities sold short	17
Chief compliance officer expenses	122
Other	8,612
Total expenses	3,151,347
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(633,805)
Total net expenses	2,517,542
Net investment loss	(988,253)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(306,845)
Investments — affiliated issuers	(1,364,515)
Capital gain distributions from underlying affiliated funds	195,491
Foreign currency translations	(98,929)
Forward foreign currency exchange contracts	(1,284,175)
Futures contracts	5,155,164
Options purchased	(123,098)
Swap contracts	850,238
Increase from payment by affiliate (Note 6)	131,751
Net realized gain	3,155,082
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,603,317)
Investments — affiliated issuers	(906,578)
Foreign currency translations	(144,837)
Forward foreign currency exchange contracts	(85,923)
Futures contracts	2,348,994
Swap contracts	779,705
Net change in unrealized depreciation	(1,611,956)
Net realized and unrealized gain	1,543,126
Net increase in net assets resulting from operations	$554,873

(a) Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015(a)	Year Ended May 31, 2014
Operations
Net investment income (loss)	$(988,253)	$92,958
Net realized gain	3,155,082	875,909
Net change in unrealized appreciation (depreciation)	(1,611,956)	4,119,379
Net increase in net assets resulting from operations	554,873	5,088,246
Distributions to shareholders
Net investment income
Class A	(15,795)	—
Class K	(5)	—
Class R4	(19,603)	—
Class R5	(1,192)	—
Class W	(115,976)	—
Class Y	(11)	—
Class Z	(17,288)	—
Net realized gains
Class A	(420,284)	(325,536)
Class C	(122,589)	(25,110)
Class K	(48)	(120)
Class R	(1,570)	(120)
Class R4	(112,812)	—
Class R5	(4,985)	(120)
Class W	(3,086,005)	(120)
Class Y	(44)	—
Class Z	(99,486)	(244,580)
Total distributions to shareholders	(4,017,693)	(595,706)
Increase in net assets from capital stock activity	237,224,074	178,259,541
Total increase in net assets	233,761,254	182,752,081
Net assets at beginning of year	197,444,312	14,692,231
Net assets at end of year	$431,205,566	$197,444,312
Undistributed (excess of distributions over) net investment income	$(297,284)	$90,652

(a) Class R4 and Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	17,144,145	175,750,190	107,221	1,054,840
Distributions reinvested	41,129	415,816	9,337	86,275
Redemptions	(1,180,923)	(12,081,431)	(214,690)	(2,070,228)
Net increase (decrease)	16,004,351	164,084,575	(98,132)	(929,113)
Class C shares
Subscriptions	5,276,583	53,187,065	9,144	87,700
Distributions reinvested	12,303	122,541	2,728	24,991
Redemptions	(78,314)	(790,418)	(109,050)	(1,051,933)
Net increase (decrease)	5,210,572	52,519,188	(97,178)	(939,242)
Class K shares
Subscriptions	—	—	20	200
Net increase	—	—	20	200
Class R shares
Subscriptions	28,912	295,000	20	200
Distributions reinvested	151	1,522	—	—
Redemptions	(14,871)	(150,755)	—	—
Net increase	14,192	145,767	20	200
Class R4 shares
Subscriptions	1,173,638	12,174,146	—	—
Distributions reinvested	13,041	132,364	—	—
Redemptions	(98,933)	(1,019,360)	—	—
Net increase	1,087,746	11,287,150	—	—
Class R5 shares
Subscriptions	167,304	1,715,426	2,278	22,730
Distributions reinvested	603	6,117	—	—
Redemptions	(9,335)	(95,898)	—	—
Net increase	158,572	1,625,645	2,278	22,730
Class W shares
Subscriptions	2,225,843	22,852,770	18,117,939	181,441,953
Distributions reinvested	316,084	3,201,931	—	—
Redemptions	(3,283,557)	(33,716,457)	(245,424)	(2,482,059)
Net increase (decrease)	(741,630)	(7,661,756)	17,872,515	178,959,894
Class Y shares
Subscriptions	246	2,500	—	—
Net increase	246	2,500	—	—
Class Z shares
Subscriptions	2,095,595	21,567,975	121,008	1,181,488
Distributions reinvested	11,499	116,597	574	5,319
Redemptions	(631,221)	(6,463,567)	(4,283)	(41,935)
Net increase	1,475,873	15,221,005	117,299	1,144,872
Total net increase	23,209,922	237,224,074	17,796,822	178,259,541

(a) Class R4 and Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.24		$10.06	$10.00
Income from investment operations:
Net investment income (loss)	(0.04)		0.01	(0.04)
Net realized and unrealized gain	0.14		0.65	0.47
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.11		0.66	0.43
Less distributions to shareholders:
Net investment income	(0.00	)(b)	—	(0.14)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.18)		(0.48)	(0.37)
Net asset value, end of period	$10.17		$10.24	$10.06
Total return	1.13	%(c)	7.07%	4.15%
Ratios to average net assets(d)
Total gross expenses	1.23%		2.01%	2.97	%(e)
Total net expenses(f)	1.06%		0.75%	0.60	%(e)
Net investment income (loss)	(0.35%)		0.14%	(0.42	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$169,978		$7,281	$8,139
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.11		$10.03	$10.00
Income from investment operations:
Net investment loss	(0.11)		(0.06)	(0.12)
Net realized and unrealized gain	0.15		0.62	0.48
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.05		0.56	0.36
Less distributions to shareholders:
Net investment income	—		—	(0.10)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.18)		(0.48)	(0.33)
Net asset value, end of period	$9.98		$10.11	$10.03
Total return	0.48	%(b)	6.07%	3.43%
Ratios to average net assets(c)
Total gross expenses	1.98%		2.76%	3.69	%(d)
Total net expenses(e)	1.81%		1.50%	1.33	%(d)
Net investment loss	(1.11%)		(0.65%)	(1.19	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$52,406		$416	$1,387
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.25		$10.06	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)		0.03	(0.04)
Net realized and unrealized gain	0.15		0.64	0.47
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.13		0.67	0.43
Less distributions to shareholders:
Net investment income	(0.02)		—	(0.14)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.20)		(0.48)	(0.37)
Net asset value, end of period	$10.18		$10.25	$10.06
Total return	1.25	%(b)	7.18%	4.13%
Ratios to average net assets(c)
Total gross expenses	1.10%		1.79%	2.90	%(d)
Total net expenses(e)	0.84%		0.63%	0.63	%(d)
Net investment income (loss)	(0.27%)		0.35%	(0.37	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3	$3
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.20		$10.05	$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.01)	(0.07)
Net realized and unrealized gain	0.16		0.64	0.47
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.09		0.63	0.40
Less distributions to shareholders:
Net investment income	—		—	(0.12)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.18)		(0.48)	(0.35)
Net asset value, end of period	$10.11		$10.20	$10.05
Total return	0.87	%(b)	6.77%	3.90%
Ratios to average net assets(c)
Total gross expenses	1.48%		2.26%	3.14	%(d)
Total net expenses(e)	1.32%		1.00%	0.87	%(d)
Net investment loss	(0.83%)		(0.14%)	(0.74	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$146		$3	$3
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.13
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.31
Total from investment operations	0.29
Less distributions to shareholders:
Net investment income	(0.03)
Net realized gains	(0.18)
Total distributions to shareholders	(0.21)
Net asset value, end of period	$10.21
Total return	2.87%
Ratios to average net assets(b)
Total gross expenses	0.99	%(c)
Total net expenses(d)	0.82	%(c)
Net investment loss	(0.30	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$11,110
Portfolio turnover	256%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.29		$10.07	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)		0.07	(0.03)
Net realized and unrealized gain	0.15		0.63	0.48
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.15		0.70	0.45
Less distributions to shareholders:
Net investment income	(0.04)		—	(0.15)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.22)		(0.48)	(0.38)
Net asset value, end of period	$10.22		$10.29	$10.07
Total return	1.48	%(b)	7.47%	4.37%
Ratios to average net assets(c)
Total gross expenses	0.86%		1.54%	2.66	%(d)
Total net expenses(e)	0.69%		0.38%	0.38	%(d)
Net investment income (loss)	(0.14%)		0.68%	(0.25	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,647		$26	$3
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.25		$10.06	$10.00
Income from investment operations:
Net investment income (loss)	(0.04)		0.05	(0.04)
Net realized and unrealized gain	0.14		0.62	0.47
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.11		0.67	0.43
Less distributions to shareholders:
Net investment income	(0.00	)(b)	—	(0.14)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.18)		(0.48)	(0.37)
Net asset value, end of period	$10.18		$10.25	$10.06
Total return	1.13	%(c)	7.18%	4.15%
Ratios to average net assets(d)
Total gross expenses	1.25%		2.01%	2.90	%(e)
Total net expenses(f)	0.96%		0.75%	0.62	%(e)
Net investment income (loss)	(0.37%)		0.62%	(0.42	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$174,418		$183,246	$3
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.15
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.32
Total from investment operations	0.30
Less distributions to shareholders:
Net investment income	(0.04)
Net realized gains	(0.18)
Total distributions to shareholders	(0.22)
Net asset value, end of period	$10.23
Total return	2.98%
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)
Total net expenses(d)	0.65	%(c)
Net investment loss	(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	256%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.28		$10.07	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		0.04	(0.02)
Net realized and unrealized gain	0.15		0.65	0.47
Increase from payment by affiliate	0.01		—	—
Total from investment operations	0.14		0.69	0.45
Less distributions to shareholders:
Net investment income	(0.03)		—	(0.15)
Net realized gains	(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.21)		(0.48)	(0.38)
Net asset value, end of period	$10.21		$10.28	$10.07
Total return	1.37	%(b)	7.37%	4.39%
Ratios to average net assets(c)
Total gross expenses	0.99%		1.76%	2.66	%(d)
Total net expenses(e)	0.78%		0.50%	0.35	%(d)
Net investment income (loss)	(0.17%)		0.41%	(0.17	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$21,494		$6,470	$5,156
Portfolio turnover	256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Adaptive Risk Allocation Fund (formerly known as Columbia Risk Allocation Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective October 1, 2014, Columbia Risk Allocation Fund was renamed Columbia Adaptive Risk Allocation Fund.

The Fund invests significantly in Class I shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (affiliated underlying funds) as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus. Class R4 shares commenced operations on October 1, 2014.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on October 1, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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May 31, 2015

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

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May 31, 2015

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to generate total return through long and short currency positions versus the U.S. dollar and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains and decrease the Fund's exposure to equity risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	957,089	*
Equity risk	Net assets — unrealized appreciation on futures contracts	4,585,627	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	406,012
Interest rate risk	Net assets — unrealized appreciation on futures contracts	517,460	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	636,957	*
Interest rate risk	Premiums paid on outstanding swap contracts	84
Total		7,103,229
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums received on outstanding swap contracts	3,965,274
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	457,444
Interest rate risk	Net assets — unrealized depreciation on futures contracts	523,406	*
Total		4,946,124

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	534,981	534,981
Equity risk	—	3,576,531	(123,098)	—	3,453,433
Foreign exchange risk	(1,284,175)	—	—	—	(1,284,175)
Interest rate risk	—	1,578,633	—	315,257	1,893,890
Total	(1,284,175)	5,155,164	(123,098)	850,238	4,598,129
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	388,030	388,030
Equity risk	—	2,412,535	—	2,412,535
Foreign exchange risk	(85,923)	—	—	(85,923)
Interest rate risk	—	(63,541)	391,675	328,134
Total	(85,923)	2,348,994	779,705	3,042,776
The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	142,940,692
Futures contracts — Short	13,480,716
Credit default swap contracts — sell protection	76,531,250
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	279,611	(294,665)
Interest rate swap contracts	563,915	—

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Offsetting of Assets and Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2015:

	Barclays ($)	Citibank ($)	Citigroup Global Markets ($)	HSBC Securities (USA), Inc. ($)	J.P. Morgan Securities, Inc. ($)	Morgan Stanley ($)	Standard Chartered Bank ($)	State Street Bank & Trust Company ($)	UBS Securities ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	30,093	—	—	—	30,093
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	31,963	—	—	—	31,963
Forward foreign currency exchange contracts	121,922	—	4,994	118,823	5,862	—	104,848	45,604	3,959	406,012
OTC credit default swap contracts(b)	—	—	—	—	—	—	—	—	—	—
Total Assets	121,922	—	4,994	118,823	5,862	62,056	104,848	45,604	3,959	468,068
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	—	—	—	—
Forward foreign currency exchange contracts	36,967	—	12,166	288,208	2,727	—	41,530	75,656	190	457,444
OTC credit default swap contracts(b)	—	3,816,751	—	—	—	—	—	—	—	3,816,751
Total Liabilities	36,967	3,816,751	12,166	288,208	2,727	—	41,530	75,656	190	4,274,195
Total Financial and Derivative Net Assets	84,955	(3,816,751)	(7,172)	(169,385)	3,135	62,056	63,318	(30,052)	3,769	(3,806,127)
Total collateral received (pledged)(c)	—	(3,816,751)	—	—	—	—	—	—	—	(3,816,751)
Net Amount(d)	84,955	—	(7,172)	(169,385)	3,135	62,056	63,318	(30,052)	3,769	10,624

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and

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May 31, 2015

losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the disclosure requirements for certain reverse repurchase agreements and similar transactions accounted for as secured borrowings. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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40

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.00% on assets invested in affiliated mutual funds, ETFs and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) 0.10% on assets invested in ETFs and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) an advisory fee that declines from 0.70% to 0.60%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, ETFs and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, ETFs, third party closed-end funds, derivatives and individual securities. The effective investment management fee rate for the year ended May 31, 2015 was 0.59% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, there were no expenses incurred for these particular items.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's independent Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the

Annual Report 2015
41

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class C	0.17
Class K	0.05
Class R	0.17
Class R4*	0.17
Class R5	0.05
Class W	0.19
Class Z	0.18

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W

Annual Report 2015
42

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $614,944 for Class A and $1,823 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2014 through September 30, 2015		Prior to October 1, 2014
Class A	1.16%		0.75%
Class C	1.91		1.50
Class K	1.04		0.63
Class R	1.41		1.00
Class R4	0.91	*	—
Class R5	0.79		0.38
Class W	1.16		0.75
Class Y	0.74	*	—
Class Z	0.91		0.50

*Expense cap rate is contractual from October 1, 2014 (the commencement of operations of each share class) through September 30, 2015.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/ reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, net operating loss reclassification, re-characterization of distributions for investments, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$770,187
Accumulated net realized loss	(744,808)
Paid-in capital	(25,379)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$1,918,527	$389,922
Long-term capital gains	2,099,166	205,784
Total	4,017,693	595,706

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	570,544
Undistributed long-term capital gains	3,670,921
Net unrealized depreciation	(4,464,770)

At May 31, 2015, the cost of investments for federal income tax purposes was $458,844,204 and the

Annual Report 2015
43

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,273,439
Unrealized depreciation	(5,738,209)
Net unrealized depreciation	(4,464,770)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $523,749,083 and $364,181,351, respectively, for the year ended May 31, 2015, of which $307,768,733 and $227,631,196, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended May 31, 2015, the Investment Manager reimbursed the Fund $131,751 for a loss on a trading error.

Note 7. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 81.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 10. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index

Annual Report 2015
44

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund's risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of

Annual Report 2015
45

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

$10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
46

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Adaptive Risk Allocation Fund (formerly known as Columbia Risk Allocation Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Adaptive Risk Allocation Fund (formerly known as Columbia Risk Allocation Fund) (the "Fund," a series of Columbia Funds Series Trust I) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015, by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
47

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$4,883,152

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
51

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
52

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015
53

Columbia Adaptive Risk Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN214_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Overview	3
Understanding Your Fund's Expenses	4
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	31
Consolidated Statement of Operations	33
Consolidated Statement of Changes in Net Assets	34
Consolidated Financial Highlights	36
Notes to Consolidated Financial Statements	43
Report of Independent Registered Public Accounting Firm	58
Federal Income Tax Information	59
Trustees and Officers	60
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	64
Important Information About This Report	67

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Breakdown — Long Positions (%) (at May 31, 2015)
Asset-Backed Securities — Non-Agency	0.6
Commercial Mortgage-Backed Securities — Non-Agency	1.0
Common Stocks	24.8
Exchange-Traded Funds	11.1
Exchange-Traded Notes	1.5
Foreign Government Obligations	6.8
Inflation-Indexed Bonds	5.5
Residential Mortgage-Backed Securities — Agency	0.0	(a)
Residential Mortgage-Backed Securities — Non-Agency	0.8
U.S. Treasury Obligations	3.4
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	62.3
Total	117.8

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $58.7 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives which provide exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Breakdown — Short Positions (%) (at May 31, 2015)
Common Stocks	(17.8)
Total	(17.8)

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Brian Virginia

William Landes, Ph.D.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.00	(a)	1,015.01	5.48	(a)	10.00	1.99	(a)
Class C	1,000.00	1,000.00	1,008.00	(a)	1,011.22	7.56	(a)	13.79	2.75	(a)
Class I	1,000.00	1,000.00	1,011.00	(a)	1,016.50	4.66	(a)	8.50	1.69	(a)
Class R4	1,000.00	1,000.00	1,011.00	(a)	1,016.26	4.79	(a)	8.75	1.74	(a)
Class R5	1,000.00	1,000.00	1,011.00	(a)	1,016.26	4.79	(a)	8.75	1.74	(a)
Class W	1,000.00	1,000.00	1,010.00	(a)	1,014.96	5.51	(a)	10.05	2.00	(a)
Class Z	1,000.00	1,000.00	1,011.00	(a)	1,016.21	4.82	(a)	8.80	1.75	(a)

(a) Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 21.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 2.8%
Auto Components 0.1%
Delphi Automotive PLC(a)	916	79,674
Visteon Corp.(a)(b)	471	51,584
Total		131,258
Hotels, Restaurants & Leisure 0.2%
Darden Restaurants, Inc.(a)	2,217	145,302
Starwood Hotels & Resorts Worldwide, Inc.(a)	650	53,794
Total		199,096
Household Durables 0.3%
Jarden Corp.(a)(b)	1,691	89,724
Newell Rubbermaid, Inc.	5,090	201,208
Total		290,932
Internet & Catalog Retail 0.4%
Amazon.com, Inc.(a)(b)	100	42,923
Ctrip.com International Ltd., ADR(a)(b)	926	73,960
Expedia, Inc.(a)	940	100,824
Liberty Ventures, Inc., Class A(a)(b)	1,899	78,808
Priceline Group, Inc. (The)(b)	90	105,484
Total		401,999
Media 0.9%
Cinemark Holdings, Inc.(a)	7,570	306,812
Comcast Corp., Class A(a)	5,922	346,200
DISH Network Corp., Class A(a)(b)	4,639	328,395
Liberty Global PLC, Class A(a)(b)	835	48,038
Total		1,029,445
Multiline Retail 0.3%
Big Lots, Inc.(a)	2,011	88,283
Burlington Stores, Inc.(a)(b)	1,774	93,614
Dillard's, Inc., Class A(a)	232	26,914
Hudson's Bay Co.	3,365	68,918
Total		277,729
Specialty Retail 0.4%
Cabela's, Inc.(a)(b)	3,460	176,460
Foot Locker, Inc.(a)	1,146	72,427
Home Depot, Inc. (The)(a)	1,566	174,484
Total		423,371

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	2,483	79,108
Nike, Inc., Class B(a)	889	90,385
Sequential Brands Group, Inc.(a)(b)	5,519	77,100
Total		246,593
Total Consumer Discretionary		3,000,423
CONSUMER STAPLES 1.0%
Beverages 0.2%
Coca-Cola Enterprises, Inc.(a)	716	31,669
Constellation Brands, Inc., Class A(a)	293	34,542
Dr. Pepper Snapple Group, Inc.(a)	296	22,685
PepsiCo, Inc.(a)	984	94,887
Total		183,783
Food & Staples Retailing 0.2%
CVS Health Corp.(a)	1,597	163,501
Kroger Co. (The)(a)	458	33,342
Total		196,843
Food Products 0.4%
Archer-Daniels-Midland Co.	2,719	143,699
Hershey Co. (The)(a)	177	16,436
Mead Johnson Nutrition Co.(a)	233	22,671
Mondelez International, Inc., Class A(a)	1,635	68,000
Pilgrim's Pride Corp.(a)	6,404	163,815
Tyson Foods, Inc., Class A(a)	834	35,403
Total		450,024
Household Products —%
Energizer Holdings, Inc.(a)	308	43,641
Personal Products 0.1%
Avon Products, Inc.(a)	15,945	107,150
Nu Skin Enterprises, Inc., Class A(a)	448	22,669
Total		129,819
Tobacco 0.1%
Altria Group, Inc.(a)	997	51,046
Philip Morris International, Inc.(a)	785	65,210
Total		116,256
Total Consumer Staples		1,120,366

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 1.8%
Energy Equipment & Services 0.4%
Halliburton Co.(a)	4,262	193,495
National Oilwell Varco, Inc.(a)	725	35,663
Weatherford International PLC(a)(b)	15,850	219,047
Total		448,205
Oil, Gas & Consumable Fuels 1.4%
Anadarko Petroleum Corp.(a)	2,628	219,727
BP PLC, ADR	2,969	123,095
Canadian Natural Resources Ltd.(a)	673	20,755
Cimarex Energy Co.(a)	1,155	133,414
Devon Energy Corp.(a)	640	41,741
Exxon Mobil Corp.(a)	3,291	280,393
HollyFrontier Corp.	1,660	69,139
Kinder Morgan, Inc.(a)	1,908	79,163
Marathon Petroleum Corp.	616	63,731
Occidental Petroleum Corp.(a)	532	41,597
Royal Dutch Shell PLC, ADR, Class A	2,025	120,933
Suncor Energy, Inc.(a)	1,337	39,081
Valero Energy Corp.(a)	1,060	62,794
Williams Companies, Inc. (The)(a)	565	28,871
WPX Energy, Inc.(b)	11,277	145,361
Total		1,469,795
Total Energy		1,918,000
FINANCIALS 3.3%
Banks 1.0%
CIT Group, Inc.(a)	2,723	125,966
Citigroup, Inc.(a)	4,010	216,861
Fifth Third Bancorp(a)	6,770	137,025
TCF Financial Corp.(a)	9,343	147,059
Umpqua Holdings Corp.	9,003	158,362
Wells Fargo & Co.(a)	5,724	320,315
Total		1,105,588
Capital Markets 0.6%
Goldman Sachs Group, Inc. (The)(a)	2,117	436,504
Invesco Ltd.(a)	4,853	193,295
Total		629,799

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.3%
American Express Co.(a)	2,515	200,496
Navient Corp.(a)	6,576	126,719
Total		327,215
Diversified Financial Services 0.3%
Berkshire Hathaway, Inc., Class B(a)(b)	1,394	199,342
Moody's Corp.(a)	1,005	108,641
Total		307,983
Insurance 0.5%
ACE Ltd.(a)	1,797	191,345
Assured Guaranty Ltd.(a)	4,854	138,776
MetLife, Inc.	1,427	74,575
XL Group PLC	4,033	151,963
Total		556,659
Real Estate Investment Trusts (REITs) 0.4%
Alexandria Real Estate Equities, Inc.(a)	3,185	295,345
CBL & Associates Properties, Inc.(a)	6,383	112,660
Total		408,005
Real Estate Management & Development 0.2%
St. Joe Co. (The)(b)	12,795	203,825
Total Financials		3,539,074
HEALTH CARE 4.5%
Biotechnology 2.0%
Alexion Pharmaceuticals, Inc.(b)	747	122,389
Alkermes PLC(a)(b)	1,371	83,768
Arrowhead Research Corp.(a)(b)	20,780	130,914
BioMarin Pharmaceutical, Inc.(a)(b)	349	43,824
Bluebird Bio, Inc.(a)(b)	1,044	202,797
Blueprint Medicines Corp.(a)(b)	7,031	201,719
Clovis Oncology, Inc.(a)(b)	2,663	246,168
Curis, Inc.(b)	51,190	172,510
Dynavax Technologies Corp.(a)(b)	9,909	225,628
Incyte Corp.(a)(b)	386	42,518
Juno Therapeutics, Inc.(a)(b)	1,138	59,904
Merrimack Pharmaceuticals, Inc.(b)	2,172	25,630
Novavax, Inc.(b)	18,605	167,445
Regulus Therapeutics, Inc.(a)(b)	13,115	185,184
Vertex Pharmaceuticals, Inc.(a)(b)	2,104	269,922
Total		2,180,320

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.7%
Align Technology, Inc.(a)(b)	4,156	252,144
HeartWare International, Inc.(a)(b)	1,765	130,204
Medtronic PLC(a)	4,805	366,718
Total		749,066
Health Care Providers & Services 1.1%
Aetna, Inc.(a)	1,875	221,194
AmerisourceBergen Corp.(a)	1,358	152,857
Cardinal Health, Inc.(a)	1,711	150,859
Centene Corp.(b)	3,483	262,409
CIGNA Corp.(a)	1,087	153,082
Express Scripts Holding Co.(b)	1,146	99,862
Health Net, Inc.(a)(b)	1,818	113,152
Laboratory Corp. of America Holdings(a)(b)	934	110,165
Total		1,263,580
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.(a)	635	82,315
Pharmaceuticals 0.6%
Actavis PLC(a)(b)	719	220,597
Impax Laboratories, Inc.(a)(b)	1,512	71,079
Merck & Co., Inc.(a)	1,863	113,438
Pernix Therapeutics Holdings, Inc.(b)	15,025	95,709
Pfizer, Inc.(a)	3,628	126,073
Total		626,896
Total Health Care		4,902,177
INDUSTRIALS 2.6%
Aerospace & Defense 0.5%
Honeywell International, Inc.(a)	1,210	126,082
Lockheed Martin Corp.(a)	1,845	347,229
Northrop Grumman Corp.(a)	369	58,738
Total		532,049
Airlines 0.3%
Alaska Air Group, Inc.(a)	1,620	104,717
Copa Holdings SA, Class A(a)	1,365	116,421
Southwest Airlines Co.(a)	1,886	69,876
Total		291,014
Building Products —%
USG Corp.(a)(b)	1,607	46,346

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 0.2%
Rockwell Automation, Inc.	1,600	196,624
Industrial Conglomerates 0.1%
Carlisle Companies, Inc.(a)	755	74,858
Machinery 1.0%
FANUC Corp., ADR	7,010	264,277
IDEX Corp.(a)	2,695	208,216
Ingersoll-Rand PLC(a)	4,635	318,795
Lincoln Electric Holdings, Inc.(a)	1,960	131,732
Navistar International Corp.(a)(b)	952	25,209
Snap-On, Inc.(a)	653	101,476
Terex Corp.	2,580	63,803
Total		1,113,508
Professional Services 0.1%
Dun & Bradstreet Corp. (The)(a)	801	102,472
Road & Rail 0.3%
JB Hunt Transport Services, Inc.(a)	1,069	89,817
Kansas City Southern(a)	940	85,070
Union Pacific Corp.	1,790	180,629
Total		355,516
Trading Companies & Distributors 0.1%
WESCO International, Inc.(a)(b)	1,294	92,987
Total Industrials		2,805,374
INFORMATION TECHNOLOGY 4.3%
Communications Equipment 0.4%
Cisco Systems, Inc.	4,256	124,743
F5 Networks, Inc.(a)(b)	1,056	132,729
Palo Alto Networks, Inc.(a)(b)	1,001	169,659
Total		427,131
Internet Software & Services 0.9%
eBay, Inc.(b)	2,643	162,175
Google, Inc., Class A(a)(b)	507	276,477
Google, Inc., Class C(a)(b)	466	247,963
HomeAway, Inc.(a)(b)	4,250	119,298
Rackspace Hosting, Inc.(a)(b)	2,351	94,252
VeriSign, Inc.(a)(b)	2,355	148,812
Total		1,048,977

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 0.4%
EPAM Systems, Inc.(a)(b)	3,060	220,045
Visa, Inc., Class A	2,808	192,853
Total		412,898
Semiconductors & Semiconductor Equipment 0.7%
Altera Corp.	790	38,592
Avago Technologies Ltd.	890	131,782
Cypress Semiconductor Corp.	5,411	74,293
Lam Research Corp.(a)	1,588	130,613
Micron Technology, Inc.(a)(b)	3,133	87,505
Qorvo, Inc.(b)	1,485	121,993
Skyworks Solutions, Inc.(a)	1,359	148,620
Total		733,398
Software 1.3%
Activision Blizzard, Inc.(a)	9,775	246,917
Electronic Arts, Inc.(a)(b)	5,598	351,302
Fortinet, Inc.(a)(b)	2,570	102,954
salesforce.com, inc.(a)(b)	1,725	125,494
SolarWinds, Inc.(a)(b)	2,322	110,179
Tableau Software, Inc., Class A(b)	1,065	120,569
VMware, Inc., Class A(b)	3,094	270,168
Workday, Inc., Class A(a)(b)	882	69,607
Total		1,397,190
Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.(a)	3,167	412,597
Electronics for Imaging, Inc.(a)(b)	2,801	121,087
EMC Corp.(a)	3,745	98,643
Total		632,327
Total Information Technology		4,651,921
MATERIALS 0.8%
Chemicals 0.3%
Dow Chemical Co. (The)(a)	1,113	57,954
Eastman Chemical Co.(a)	599	45,985
EI du Pont de Nemours & Co.(a)	505	35,860
Monsanto Co.(a)	1,307	152,893
PPG Industries, Inc.	260	59,512
Total		352,204

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging —%
Sonoco Products Co.(a)	763	34,350
Metals & Mining 0.3%
Alcoa, Inc.	2,221	27,762
Freeport-McMoRan, Inc.(a)	6,468	127,096
Nucor Corp.(a)	436	20,623
Rio Tinto PLC, ADR(a)	418	18,296
Steel Dynamics, Inc.	975	21,265
United States Steel Corp.(a)	5,703	139,153
Total		354,195
Paper & Forest Products 0.2%
Domtar Corp.(a)	1,444	62,410
International Paper Co.	1,782	92,361
Total		154,771
Total Materials		895,520
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
CenturyLink, Inc.(a)	3,660	121,658
Total Telecommunication Services		121,658
UTILITIES 0.4%
Electric Utilities 0.3%
American Electric Power Co., Inc.(a)	566	31,860
Entergy Corp.(a)	1,817	138,946
ITC Holdings Corp.(a)	940	33,173
Pinnacle West Capital Corp.(a)	1,344	81,877
Xcel Energy, Inc.(a)	868	29,555
Total		315,411
Multi-Utilities 0.1%
Ameren Corp.(a)	765	30,776
DTE Energy Co.(a)	464	36,763
PG&E Corp.(a)	561	29,996
Total		97,535
Total Utilities		412,946
Total Common Stocks (Cost: $22,868,212)		23,367,459

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Residential Mortgage-Backed Securities —
Agency —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. CMO IO Series 326 Class S2(c)(d) 03/15/44	5.764%	92,582	22,677
Total Residential Mortgage-Backed Securities — Agency (Cost: $23,106)			22,677

Residential Mortgage-Backed Securities —
Non-Agency 0.7%

Credit Suisse Mortgage Capital Certificates(c)(e) CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	240,779	239,913
CMO Series 2014-RPL4 Class A2 08/25/62	4.322%	500,000	476,366
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $716,138)			716,279

Commercial Mortgage-Backed Securities —
Non-Agency 0.9%

American Homes 4 Rent Series 2015-SFR1 Class A(e) 04/17/52	3.467%	249,626	254,043
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class A(c)(e) 10/26/44	2.431%	500,000	492,626
VFC LLC Series 2015-3 Class A(e) 12/20/31	2.750%	227,478	226,955
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $971,785)			973,624

Asset-Backed Securities — Non-Agency 0.5%

Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(c)(e) 01/25/55	3.475%	385,758	386,010
Westgate Resorts LLC Series 2013-1A Class B(e) 08/20/25	3.750%	219,698	220,970
Total Asset-Backed Securities — Non-Agency (Cost: $607,828)			606,980

Inflation-Indexed Bonds(f) 4.8%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
FRANCE 0.1%
France Government Bond OAT 07/25/24	0.250%	EUR	101,430	121,018
GERMANY 0.5%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 04/15/18	0.750%	EUR	424,460	484,843
ITALY 0.4%
Italy Buoni Poliennali Del Tesoro 09/15/19	2.350%	EUR	66,319	80,099
09/15/21	2.100%	EUR	64,906	78,824
09/15/26	3.100%	EUR	31,767	42,998
09/15/41	2.550%	EUR	135,605	181,337
Total				383,258
NEW ZEALAND 0.1%
New Zealand Government Bond 09/20/25	2.000%	NZD	154,726	109,011
SWEDEN —%
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	284,068	39,149
UNITED KINGDOM 0.4%
United Kingdom Gilt Inflation-Linked Bond 03/22/34	0.750%	GBP	94,089	190,599
03/22/44	0.125%	GBP	143,153	287,272
Total				477,871
UNITED STATES 3.3%
U.S. Treasury Inflation-Indexed Bond 04/15/19	0.125%		251,823	255,954
01/15/21	1.125%		798,445	849,970
01/15/22	0.125%		782,122	782,489
01/15/24	0.625%		136,561	140,850
01/15/25	2.375%		75,130	89,962
01/15/27	2.375%		257,488	313,592
01/15/29	2.500%		450,729	566,652
02/15/40	2.125%		218,404	278,806
02/15/44	1.375%		237,994	265,047
Total				3,543,322
Total Inflation-Indexed Bonds (Cost: $5,177,943)				5,158,472

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

U.S. Treasury Obligations 3.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 02/28/21	2.000%	90,000	91,723
04/30/16	0.375%	600,000	600,515
03/31/20	1.375%	526,900	525,089
08/15/26	6.750%	90,000	131,041
08/15/27	6.375%	70,000	100,844
11/15/40	4.250%	90,000	113,597
02/15/42	3.125%	180,000	189,464
02/15/21	3.625%	180,000	199,491
10/31/18	1.750%	365,000	373,127
12/31/19	1.125%	545,000	538,103
01/31/20	1.375%	180,000	179,648
08/15/23	2.500%	35,000	36,441
08/15/43	3.625%	140,000	161,142
Total U.S. Treasury Obligations (Cost: $3,251,337)			3,240,225

Foreign Government Obligations(f)(g) 5.9%

AUSTRALIA 0.9%
Australia Government Bond 10/21/19	2.750%	AUD	170,000	133,791
04/21/25	3.250%	AUD	1,005,000	802,327
Total				936,118
BELGIUM 0.2%
Belgium Government Bond(e) 06/22/24	2.600%	EUR	140,000	179,471
BRAZIL 1.7%
Brazil Notas do Tesouro Nacional Series F 01/01/25	10.000%	BRL	2,000,000	578,618
Brazil Notas do Tesouro Nacional 01/01/17	10.000%	BRL	4,000,000	1,250,192
Total				1,828,810
COLOMBIA 0.1%
Colombia Government International Bond 03/21/23	4.375%	COP	280,000,000	100,218
GERMANY 0.4%
Bundesrepublik Deutschland 02/15/25	0.500%	EUR	437,858	481,096
ITALY 0.5%
Italy Buoni Poliennali Del Tesoro 11/01/26	7.250%	EUR	350,000	586,110
MEXICO 0.9%
Mexican Bonos 06/10/21	6.500%	MXN	2,000,000	135,374
12/07/23	8.000%	MXN	5,000,000	368,162
11/23/34	7.750%	MXN	6,870,000	502,957
Total				1,006,493

Foreign Government Obligations(f)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ROMANIA 0.2%
Romania Government Bond 02/24/25	4.750%	RON	1,000,000	272,491
SPAIN 0.2%
Spain Government Bond(e) 01/31/22	5.850%	EUR	125,000	177,021
TURKEY 0.2%
Turkey Government Bond 07/10/19	8.500%	TRY	300,000	110,143
02/05/20	7.400%	TRY	300,000	105,100
Total				215,243
UNITED KINGDOM 0.6%
United Kingdom Gilt 03/07/25	5.000%	GBP	335,000	657,821
Total Foreign Government Obligations (Cost: $6,559,273)				6,440,892

Exchange-Traded Funds 9.7%

	Shares	Value ($)
iShares JP Morgan USD Emerging Markets Bond ETF	14,933	1,678,021
iShares MBS ETF	11,382	1,250,085
iShares MSCI Canada ETF	14,082	391,198
iShares US Real Estate ETF	24,233	1,823,049
iShares iBoxx $ High Yield Corporate Bond ETF	36,485	3,316,851
iShares iBoxx $ Investment Grade Corporate Bond ETF	17,209	2,035,309
Total Exchange-Traded Funds (Cost: $10,657,806)		10,494,513

Exchange-Traded Notes 1.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 1.2%
iPath Bloomberg Commodity Index Total Return ETN(b)	47,746	1,364,103
Total Consumer Discretionary		1,364,103
Total Exchange-Traded Notes (Cost: $1,393,629)		1,364,103

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Money Market Funds 54.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(h)(i)	58,711,963	58,711,963
Total Money Market Funds (Cost: $58,711,963)		58,711,963
Total Investments (Cost: $110,939,020)		111,097,187

Investments Sold Short (15.5)%

Common Stocks (15.5)%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY (1.8)%
Hotels, Restaurants & Leisure (0.6)%
Cheesecake Factory, Inc. (The)	(3,235)	(166,829)
Chipotle Mexican Grill, Inc.(b)	(155)	(95,405)
Choice Hotels International, Inc.	(1,880)	(106,352)
Dunkin' Brands Group, Inc.	(905)	(48,291)
Marriott International, Inc., Class A	(608)	(47,418)
McDonald's Corp.	(449)	(43,072)
Panera Bread Co., Class A(b)	(625)	(113,750)
Total		(621,117)
Internet & Catalog Retail (0.1)%
Groupon, Inc.(b)	(13,125)	(83,738)
Media (0.4)%
DreamWorks Animation SKG, Inc., Class A(b)	(3,476)	(93,678)
Meredith Corp.	(478)	(25,238)
Omnicom Group, Inc.	(761)	(56,717)
Regal Entertainment Group, Class A	(8,456)	(177,238)
Thomson Reuters Corp.	(812)	(32,448)
WPP PLC, ADR	(325)	(38,535)
Total		(423,854)
Multiline Retail (0.1)%
Kohl's Corp.	(433)	(28,357)
Macy's, Inc.	(626)	(41,911)
Total		(70,268)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail (0.5)%
AutoZone, Inc.(b)	(240)	(161,669)
Bed Bath & Beyond, Inc.(b)	(642)	(45,787)
Cabela's, Inc.(b)	(1,578)	(80,478)
Carmax, Inc.(b)	(1,387)	(98,532)
Dick's Sporting Goods, Inc.	(3,540)	(190,169)
O'Reilly Automotive, Inc.(b)	(152)	(33,369)
Total		(610,004)
Textiles, Apparel & Luxury Goods (0.1)%
Fossil Group, Inc.(b)	(557)	(39,553)
Michael Kors Holdings Ltd.(b)	(860)	(39,990)
Ralph Lauren Corp.	(310)	(40,424)
Total		(119,967)
Total Consumer Discretionary		(1,928,948)
CONSUMER STAPLES (0.6)%
Food & Staples Retailing (0.4)%
Costco Wholesale Corp.	(292)	(41,636)
Sprouts Farmers Market, Inc.(b)	(6,955)	(208,581)
Wal-Mart Stores, Inc.	(644)	(47,830)
Walgreens Boots Alliance, Inc.	(827)	(70,990)
Total		(369,037)
Food Products (0.1)%
Hain Celestial Group, Inc.(b)	(729)	(46,124)
Hormel Foods Corp.	(613)	(35,076)
Kraft Foods Group, Inc.	(389)	(32,851)
McCormick & Co., Inc.	(465)	(36,502)
Total		(150,553)
Household Products (0.1)%
Colgate-Palmolive Co.	(501)	(33,462)
Kimberly-Clark Corp.	(324)	(35,271)
Procter & Gamble Co. (The)	(432)	(33,864)
Total		(102,597)
Total Consumer Staples		(622,187)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY (1.3)%
Energy Equipment & Services (0.5)%
Core Laboratories NV	(159)	(18,679)
Ensco PLC, Class A	(501)	(11,774)
Noble Corp. PLC	(799)	(13,383)
Rowan Companies PLC, Class A	(9,470)	(203,416)
SEACOR Holdings, Inc.(b)	(1,659)	(116,329)
Seadrill Ltd.	(10,620)	(126,484)
Tidewater, Inc.	(513)	(12,589)
Total		(502,654)
Oil, Gas & Consumable Fuels (0.8)%
Apache Corp.	(583)	(34,887)
Cheniere Energy, Inc.(b)	(892)	(67,640)
Chevron Corp.	(820)	(84,460)
Cobalt International Energy(b)	(8,356)	(84,897)
ConocoPhillips	(593)	(37,762)
Encana Corp.	(2,766)	(35,018)
EOG Resources, Inc.	(388)	(34,412)
Marathon Oil Corp.	(1,314)	(35,728)
Pioneer Natural Resources Co.	(1,638)	(242,145)
Total SA, ADR	(5,176)	(261,336)
Total		(918,285)
Total Energy		(1,420,939)
FINANCIALS (2.3)%
Banks (0.7)%
First Horizon National Corp.	(10,540)	(155,570)
KeyCorp	(10,663)	(155,467)
Pacwest Bancorp	(1,670)	(74,966)
Synovus Financial Corp.	(13,439)	(390,000)
Total		(776,003)
Capital Markets (0.4)%
Artisan Partners Asset Management, Inc., Class A	(1,674)	(73,840)
Bank of New York Mellon Corp. (The)	(1,929)	(83,641)
Federated Investors, Inc., Class B	(1,890)	(65,772)
Janus Capital Group, Inc.	(3,627)	(65,830)
Legg Mason, Inc.	(1,161)	(61,951)
TD Ameritrade Holding Corp.	(1,731)	(64,307)
Total		(415,341)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services (0.1)%
McGraw Hill Financial, Inc.	(974)	(101,053)
Insurance (0.6)%
Arch Capital Group Ltd.(b)	(1,844)	(117,813)
Markel Corp.(b)	(39)	(30,137)
Mercury General Corp.	(1,338)	(74,500)
Old Republic International Corp.	(2,519)	(38,944)
ProAssurance Corp.	(601)	(27,153)
Travelers Companies, Inc. (The)	(2,639)	(266,856)
WR Berkley Corp.	(2,414)	(118,286)
Total		(673,689)
Real Estate Investment Trusts (REITs) (0.5)%
American Campus Communities, Inc.	(5,035)	(196,415)
American Homes 4 Rent, Class A	(11,910)	(198,778)
Healthcare Realty Trust, Inc.	(7,305)	(174,005)
Total		(569,198)
Total Financials		(2,535,284)
HEALTH CARE (3.5)%
Biotechnology (1.5)%
Acorda Therapeutics, Inc.(b)	(1,054)	(32,126)
Agios Pharmaceuticals, Inc.(b)	(1,710)	(208,654)
Alexion Pharmaceuticals, Inc.(b)	(1,130)	(185,139)
Alnylam Pharmaceuticals, Inc.(b)	(179)	(23,465)
Amgen, Inc.	(1,213)	(189,543)
Avalanche Biotechnologies, Inc.(b)	(403)	(15,024)
Chimerix, Inc.(b)	(376)	(15,736)
Epizyme, Inc.(b)	(2,357)	(44,712)
Ironwood Pharmaceuticals, Inc.(b)	(15,255)	(215,248)
Isis Pharmaceuticals, Inc.(b)	(642)	(43,220)
Neurocrine Biosciences, Inc.(b)	(2,465)	(108,115)
Newlink Genetics Corp.(b)	(389)	(16,785)
Regeneron Pharmaceuticals, Inc.(b)	(526)	(269,607)
Seattle Genetics, Inc.(b)	(1,358)	(58,516)
Synageva Biopharma Corp.(b)	(700)	(149,387)
Total		(1,575,277)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies (0.4)%
Baxter International, Inc.	(2,913)	(194,035)
CR Bard, Inc.	(131)	(22,312)
Hill-Rom Holdings, Inc.	(622)	(32,070)
Hologic, Inc.(b)	(283)	(10,123)
Idexx Laboratories, Inc.(b)	(86)	(11,661)
Resmed, Inc.	(88)	(5,176)
Varian Medical Systems, Inc.(b)	(2,391)	(207,061)
Total		(482,438)
Health Care Providers & Services (0.3)%
Brookdale Senior Living, Inc.(b)	(2,683)	(101,122)
Davita Healthcare Partners, Inc.(b)	(377)	(31,585)
Henry Schein, Inc.(b)	(129)	(18,276)
WellCare Health Plans, Inc.(b)	(1,625)	(139,214)
Total		(290,197)
Health Care Technology (0.2)%
athenahealth, Inc.(b)	(1,799)	(209,763)
Cerner Corp.(b)	(130)	(8,748)
Total		(218,511)
Life Sciences Tools & Services (0.1)%
Bruker Corp.(b)	(965)	(19,146)
Illumina, Inc.(b)	(522)	(107,574)
Mettler-Toledo International, Inc.(b)	(15)	(4,870)
Total		(131,590)
Pharmaceuticals (1.0)%
AbbVie, Inc.	(4,575)	(304,649)
Eli Lilly & Co.	(3,730)	(294,297)
Endo Health Solutions, Inc.(b)	(1,039)	(87,027)
Mallinckrodt PLC(b)	(598)	(77,405)
Novo Nordisk A/S, ADR	(1,432)	(80,879)
Roche Holding AG, ADR	(1,101)	(42,345)
Shire PLC, ADR	(269)	(69,980)
Zoetis, Inc.	(3,365)	(167,476)
Total		(1,124,058)
Total Health Care		(3,822,071)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS (2.0)%
Aerospace & Defense (0.1)%
Hexcel Corp.	(206)	(10,143)
Precision Castparts Corp.	(347)	(73,436)
Raytheon Company	(650)	(67,119)
Total		(150,698)
Air Freight & Logistics (0.2)%
Expeditors International of Washington, Inc.	(5,412)	(248,086)
Airlines (0.1)%
Delta Air Lines, Inc.	(1,115)	(47,856)
United Continental Holdings, Inc.(b)	(1,835)	(100,173)
Total		(148,029)
Building Products (0.3)%
Armstrong World Industries, Inc.(b)	(5,183)	(284,650)
Commercial Services & Supplies —%
Pitney Bowes, Inc.	(1,568)	(34,261)
Construction & Engineering (0.2)%
Fluor Corp.	(4,219)	(237,192)
Electrical Equipment (0.1)%
Emerson Electric Co.	(734)	(44,268)
Industrial Conglomerates (0.1)%
3M Co.	(470)	(74,768)
Machinery (0.3)%
Cummins, Inc.	(308)	(41,749)
Deere & Co.	(436)	(40,845)
PACCAR, Inc.	(4,240)	(269,494)
Total		(352,088)
Professional Services —%
Manpowergroup, Inc.	(228)	(19,300)
Road & Rail (0.1)%
Avis Budget Group, Inc.(b)	(513)	(26,163)
Con-way, Inc.	(1,373)	(55,565)
Total		(81,728)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors (0.5)%
Air Lease Corp.	(1,464)	(55,090)
Fastenal Co.	(4,612)	(191,444)
MRC Global, Inc.(b)	(2,380)	(36,438)
MSC Industrial Direct Co., Inc., Class A	(3,280)	(227,534)
Total		(510,506)
Total Industrials		(2,185,574)
INFORMATION TECHNOLOGY (3.1)%
Communications Equipment (0.1)%
Juniper Networks, Inc.	(4,752)	(132,106)
Electronic Equipment, Instruments & Components (0.5)%
Corning, Inc.	(5,290)	(110,667)
Dolby Laboratories, Inc., Class A	(5,423)	(212,311)
Ingram Micro, Inc., Class A(b)	(3,119)	(83,620)
IPG Photonics Corp.(b)	(1,385)	(131,353)
Total		(537,951)
IT Services (0.3)%
Accenture PLC, Class A	(1,467)	(140,890)
Xerox Corp.	(15,985)	(182,549)
Total		(323,439)
Semiconductors & Semiconductor Equipment (0.5)%
Analog Devices, Inc.	(1,640)	(111,454)
ASML Holding NV	(358)	(40,203)
Atmel Corp.	(5,896)	(52,298)
Cree, Inc.(b)	(816)	(24,709)
Intel Corp.	(1,117)	(38,492)
Linear Technology Corp.	(1,275)	(61,009)
Microchip Technology, Inc.	(2,070)	(101,699)
Teradyne, Inc.	(2,868)	(60,658)
Xilinx, Inc.	(948)	(44,954)
Total		(535,476)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Software (0.7)%
FireEye, Inc.(b)	(2,137)	(99,520)
Netsuite, Inc.(b)	(1,073)	(100,240)
QLIK Technologies, Inc.(b)	(4,590)	(166,020)
SAP SE, ADR	(1,535)	(113,436)
Symantec Corp.	(3,709)	(91,334)
Zynga, Inc., Class A(b)	(64,425)	(190,054)
Total		(760,604)
Technology Hardware, Storage & Peripherals (1.0)%
Diebold, Inc.	(6,866)	(234,680)
Hewlett-Packard Co.	(3,140)	(104,876)
Lexmark International, Inc., Class A	(6,203)	(285,214)
NCR Corp.(b)	(8,496)	(255,305)
NetApp, Inc.	(3,229)	(107,849)
Sandisk Corp.	(883)	(60,379)
Total		(1,048,303)
Total Information Technology		(3,337,879)
MATERIALS (0.6)%
Chemicals (0.3)%
Air Products & Chemicals, Inc.	(333)	(48,871)
Airgas, Inc.	(226)	(23,039)
Ecolab, Inc.	(1,349)	(154,663)
International Flavors & Fragrances, Inc.	(232)	(27,617)
WR Grace & Co.(b)	(1,053)	(103,120)
Total		(357,310)
Construction Materials (0.1)%
Vulcan Materials Co.	(1,209)	(108,725)
Containers & Packaging (0.2)%
MeadWestvaco Corp.	(2,484)	(125,541)
Owens-Illinois, Inc.(b)	(733)	(17,519)
Packaging Corp. of America	(318)	(21,999)
Total		(165,059)
Metals & Mining —%
Allegheny Technologies, Inc.	(855)	(27,788)
Total Materials		(658,882)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES (0.1)%
Diversified Telecommunication Services (0.1)%
Verizon Communications, Inc.	(1,020)	(50,429)
Wireless Telecommunication Services —%
America Movil SAB de CV, Class L, ADR	(1,008)	(21,168)
T-Mobile USA, Inc.(b)	(337)	(13,102)
Total		(34,270)
Total Telecommunication Services		(84,699)
UTILITIES (0.2)%
Electric Utilities —%
Southern Co. (The)	(511)	(22,326)
Gas Utilities —%
Questar Corp.	(311)	(7,060)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers (0.1)%
NRG Energy, Inc.	(3,092)	(77,918)
Multi-Utilities (0.1)%
Consolidated Edison, Inc.	(245)	(15,151)
Integrys Energy Group, Inc.	(117)	(8,413)
Sempra Energy	(613)	(65,879)
Wisconsin Energy Corp.	(240)	(11,587)
Total		(101,030)
Total Utilities		(208,334)
Total Common Stocks (Proceeds: $16,679,887)		(16,804,797)
Total Investments Sold Short (Proceeds: $16,679,887)		(16,804,797)
Total Investments, Net of Investments Sold Short		94,292,390
Other Assets & Liabilities, Net		14,042,716
Net Assets		108,335,106

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

At May 31, 2015, securities and cash totaling $30,784,098 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	06/24/2015	4,124,000	NZD	3,036,295	USD	116,541	—
Barclays Bank PLC	06/24/2015	1,623,304	USD	1,488,000	EUR	11,435	—
Barclays Bank PLC	06/24/2015	2,996,583	USD	2,638,000	EUR	—	(98,437)
Deutsche Bank Securities Inc.	06/12/2015	1,000,000	AUD	796,660	USD	32,517	—
Deutsche Bank Securities Inc.	06/12/2015	1,700,000	AUD	1,326,595	USD	27,551	—
Deutsche Bank Securities Inc.	06/12/2015	500,000	AUD	385,830	USD	3,758	—
Deutsche Bank Securities Inc.	06/12/2015	1,000,000	AUD	755,362	USD	—	(8,781)
Deutsche Bank Securities Inc.	06/12/2015	300,000	AUD	226,609	USD	—	(2,634)
Deutsche Bank Securities Inc.	06/12/2015	300,000	CAD	246,481	USD	5,286	—
Deutsche Bank Securities Inc.	06/12/2015	100,000	CAD	83,358	USD	2,960	—
Deutsche Bank Securities Inc.	06/12/2015	874,351	CAD	699,582	USD	—	(3,382)
Deutsche Bank Securities Inc.	06/12/2015	219,746	EUR	246,115	USD	4,736	—
Deutsche Bank Securities Inc.	06/12/2015	300,000	EUR	323,561	USD	—	(5,972)
Deutsche Bank Securities Inc.	06/12/2015	200,000	EUR	217,960	USD	—	(1,729)
Deutsche Bank Securities Inc.	06/12/2015	967,382	GBP	1,469,545	USD	—	(8,892)
Deutsche Bank Securities Inc.	06/12/2015	70,400,000	JPY	591,815	USD	24,518	—
Deutsche Bank Securities Inc.	06/12/2015	95,500,000	JPY	788,680	USD	19,122	—
Deutsche Bank Securities Inc.	06/12/2015	76,700,000	JPY	635,644	USD	17,580	—
Deutsche Bank Securities Inc.	06/12/2015	2,700,000	NOK	357,399	USD	10,062	—
Deutsche Bank Securities Inc.	06/12/2015	1,800,000	NOK	237,417	USD	5,859	—
Deutsche Bank Securities Inc.	06/12/2015	200,000	NOK	27,301	USD	1,572	—
Deutsche Bank Securities Inc.	06/12/2015	400,000	NOK	51,639	USD	182	—
Deutsche Bank Securities Inc.	06/12/2015	5,600,000	NOK	691,495	USD	—	(28,909)
Deutsche Bank Securities Inc.	06/12/2015	1,400,000	NOK	178,346	USD	—	(1,755)
Deutsche Bank Securities Inc.	06/12/2015	800,000	NOK	102,546	USD	—	(368)
Deutsche Bank Securities Inc.	06/12/2015	2,004,127	NZD	1,514,669	USD	94,171	—
Deutsche Bank Securities Inc.	06/12/2015	900,000	NZD	667,170	USD	29,262	—
Deutsche Bank Securities Inc.	06/12/2015	700,000	NZD	523,775	USD	27,624	—
Deutsche Bank Securities Inc.	06/12/2015	100,000	SEK	12,147	USD	416	—
Deutsche Bank Securities Inc.	06/12/2015	14,700,000	SEK	1,671,091	USD	—	(53,273)
Deutsche Bank Securities Inc.	06/12/2015	1,200,000	SEK	139,012	USD	—	(1,752)
Deutsche Bank Securities Inc.	06/12/2015	900,000	SEK	105,250	USD	—	(323)
Deutsche Bank Securities Inc.	06/12/2015	1,900,000	SGD	1,440,662	USD	31,581	—
Deutsche Bank Securities Inc.	06/12/2015	700,000	SGD	523,588	USD	4,453	—
Deutsche Bank Securities Inc.	06/12/2015	400,000	SGD	299,141	USD	2,493	—
Deutsche Bank Securities Inc.	06/12/2015	300,000	SGD	222,408	USD	—	(79)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank Securities Inc.	06/12/2015	500,000	SGD	370,626	USD	—	(185)
Deutsche Bank Securities Inc.	06/12/2015	774,693	USD	1,000,000	AUD	—	(10,550)
Deutsche Bank Securities Inc.	06/12/2015	959,224	USD	1,200,000	AUD	—	(42,252)
Deutsche Bank Securities Inc.	06/12/2015	793,700	USD	1,000,000	AUD	—	(29,557)
Deutsche Bank Securities Inc.	06/12/2015	1,449,180	USD	1,800,000	AUD	—	(73,722)
Deutsche Bank Securities Inc.	06/12/2015	237,150	USD	300,000	AUD	—	(7,907)
Deutsche Bank Securities Inc.	06/12/2015	476,190	USD	600,000	CAD	6,200	—
Deutsche Bank Securities Inc.	06/12/2015	522,120	USD	631,452	CAD	—	(14,443)
Deutsche Bank Securities Inc.	06/12/2015	670,325	USD	832,008	CAD	—	(1,405)
Deutsche Bank Securities Inc.	06/12/2015	922,604	USD	900,000	CHF	35,336	—
Deutsche Bank Securities Inc.	06/12/2015	429,498	USD	400,000	CHF	—	(3,747)
Deutsche Bank Securities Inc.	06/12/2015	757,664	USD	700,000	CHF	—	(12,599)
Deutsche Bank Securities Inc.	06/12/2015	215,986	USD	200,000	CHF	—	(3,111)
Deutsche Bank Securities Inc.	06/12/2015	317,838	USD	300,000	EUR	11,695	—
Deutsche Bank Securities Inc.	06/12/2015	431,734	USD	384,505	EUR	—	(9,377)
Deutsche Bank Securities Inc.	06/12/2015	586,152	USD	400,000	GBP	25,163	—
Deutsche Bank Securities Inc.	06/12/2015	459,705	USD	300,000	GBP	—	(1,219)
Deutsche Bank Securities Inc.	06/12/2015	2,025,356	USD	1,291,047	GBP	—	(52,266)
Deutsche Bank Securities Inc.	06/12/2015	155,055	USD	100,000	GBP	—	(2,226)
Deutsche Bank Securities Inc.	06/12/2015	154,133	USD	100,000	GBP	—	(1,304)
Deutsche Bank Securities Inc.	06/12/2015	4,233,607	USD	509,146,319	JPY	—	(130,804)
Deutsche Bank Securities Inc.	06/12/2015	1,401,364	USD	167,100,000	JPY	—	(54,838)
Deutsche Bank Securities Inc.	06/12/2015	304,020	USD	36,300,000	JPY	—	(11,508)
Deutsche Bank Securities Inc.	06/12/2015	1,509,282	USD	12,000,000	NOK	34,440	—
Deutsche Bank Securities Inc.	06/12/2015	777,355	USD	5,800,000	NOK	—	(31,223)
Deutsche Bank Securities Inc.	06/12/2015	214,553	USD	1,600,000	NOK	—	(8,724)
Deutsche Bank Securities Inc.	06/12/2015	213,165	USD	300,000	NZD	—	(529)
Deutsche Bank Securities Inc.	06/12/2015	937,754	USD	8,200,000	SEK	24,136	—
Deutsche Bank Securities Inc.	06/12/2015	261,463	USD	2,300,000	SEK	8,335	—
Deutsche Bank Securities Inc.	06/12/2015	23,450	USD	200,000	SEK	10	—
Deutsche Bank Securities Inc.	06/12/2015	1,076,366	USD	9,000,000	SEK	—	(20,633)
Deutsche Bank Securities Inc.	06/12/2015	487,033	USD	4,000,000	SEK	—	(17,818)
Deutsche Bank Securities Inc.	06/12/2015	263,499	USD	2,200,000	SEK	—	(5,431)
Deutsche Bank Securities Inc.	06/12/2015	314,674	USD	2,600,000	SEK	—	(9,685)
Deutsche Bank Securities Inc.	06/12/2015	2,909,408	USD	4,000,000	SGD	57,078	—
Deutsche Bank Securities Inc.	06/12/2015	436,411	USD	600,000	SGD	8,562	—
Deutsche Bank Securities Inc.	06/12/2015	888,560	USD	1,200,000	SGD	1,386	—
Deutsche Bank Securities Inc.	06/12/2015	752,103	USD	1,000,000	SGD	—	(10,481)
Deutsche Bank Securities Inc.	06/12/2015	606,198	USD	800,000	SGD	—	(12,901)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank Securities Inc.	06/12/2015	148,362	USD	200,000	SGD	—	(38)
Deutsche Bank Securities Inc.	06/12/2015	75,415	USD	100,000	SGD	—	(1,253)
Deutsche Bank Securities Inc.	06/22/2015	1,132,000	RON	289,811	USD	10,032	—
Deutsche Bank Securities Inc.	06/24/2015	2,761,000	CHF	2,998,154	USD	58,157	—
Deutsche Bank Securities Inc.	06/24/2015	1,508,000	CHF	1,588,204	USD	—	(17,560)
Deutsche Bank Securities Inc.	06/24/2015	7,495,618	USD	898,125,000	JPY	—	(257,100)
Deutsche Bank Securities Inc.	06/24/2015	196,773	USD	24,225,000	JPY	—	(1,530)
HSBC Securities (USA), Inc.	06/12/2015	500,000	AUD	394,031	USD	11,959	—
HSBC Securities (USA), Inc.	06/12/2015	200,000	AUD	157,774	USD	4,945	—
HSBC Securities (USA), Inc.	06/12/2015	400,000	AUD	305,876	USD	218	—
HSBC Securities (USA), Inc.	06/12/2015	826,296	CHF	884,388	USD	4,897	—
HSBC Securities (USA), Inc.	06/12/2015	200,000	CHF	215,408	USD	2,533	—
HSBC Securities (USA), Inc.	06/12/2015	200,000	GBP	293,094	USD	—	(12,563)
HSBC Securities (USA), Inc.	06/12/2015	64,600,000	JPY	537,686	USD	17,127	—
HSBC Securities (USA), Inc.	06/12/2015	2,300,000	JPY	19,210	USD	676	—
HSBC Securities (USA), Inc.	06/12/2015	1,600,000	NOK	197,603	USD	—	(8,227)
HSBC Securities (USA), Inc.	06/12/2015	200,000	NZD	148,213	USD	6,456	—
HSBC Securities (USA), Inc.	06/12/2015	7,900,000	SEK	950,081	USD	23,382	—
HSBC Securities (USA), Inc.	06/12/2015	1,000,000	SEK	115,686	USD	—	(1,618)
HSBC Securities (USA), Inc.	06/12/2015	503,743	USD	617,128	CAD	—	(7,582)
HSBC Securities (USA), Inc.	06/12/2015	63,360	USD	77,269	CAD	—	(1,237)
HSBC Securities (USA), Inc.	06/12/2015	525,078	USD	500,000	CHF	7,110	—
HSBC Securities (USA), Inc.	06/12/2015	105,470	USD	100,000	CHF	968	—
HSBC Securities (USA), Inc.	06/12/2015	211,929	USD	200,000	EUR	7,760	—
HSBC Securities (USA), Inc.	06/12/2015	435,285	USD	400,000	EUR	4,092	—
HSBC Securities (USA), Inc.	06/12/2015	109,853	USD	100,000	EUR	—	(9)
HSBC Securities (USA), Inc.	06/12/2015	304,484	USD	200,000	GBP	1,173	—
HSBC Securities (USA), Inc.	06/12/2015	340,526	USD	40,500,000	JPY	—	(14,168)
HSBC Securities (USA), Inc.	06/12/2015	1,047,848	USD	128,900,000	JPY	—	(9,146)
HSBC Securities (USA), Inc.	06/12/2015	2,283,153	USD	283,300,000	JPY	—	(265)
HSBC Securities (USA), Inc.	06/12/2015	182,424	USD	1,400,000	NOK	—	(2,323)
HSBC Securities (USA), Inc.	06/12/2015	840,268	USD	1,100,000	NZD	—	(60,603)
HSBC Securities (USA), Inc.	06/12/2015	257,315	USD	334,041	NZD	—	(20,551)
HSBC Securities (USA), Inc.	06/12/2015	977,080	USD	1,300,000	NZD	—	(55,657)
HSBC Securities (USA), Inc.	06/12/2015	148,464	USD	200,000	NZD	—	(6,707)
HSBC Securities (USA), Inc.	06/12/2015	524,726	USD	700,000	SGD	—	(5,591)
HSBC Securities (USA), Inc.	06/24/2015	4,785,000	GBP	7,502,258	USD	190,061	—
HSBC Securities (USA), Inc.	06/24/2015	89,000	GBP	136,826	USD	821	—
State Street Bank & Trust Company	06/12/2015	100,000	CAD	83,158	USD	2,759	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	06/12/2015	893,354	CAD	714,252	USD	—	(3,990)
State Street Bank & Trust Company	06/12/2015	200,000	CAD	158,711	USD	—	(2,086)
State Street Bank & Trust Company	06/12/2015	200,000	EUR	222,862	USD	3,173	—
State Street Bank & Trust Company	06/12/2015	1,300,000	EUR	1,377,557	USD	—	(50,420)
State Street Bank & Trust Company	06/12/2015	300,000	GBP	439,663	USD	—	(18,823)
State Street Bank & Trust Company	06/12/2015	207,400,000	JPY	1,724,787	USD	53,517	—
State Street Bank & Trust Company	06/12/2015	9,900,000	JPY	82,981	USD	3,205	—
State Street Bank & Trust Company	06/12/2015	1,900,000	NOK	253,801	USD	9,378	—
State Street Bank & Trust Company	06/12/2015	200,000	NOK	26,531	USD	803	—
State Street Bank & Trust Company	06/12/2015	14,300,000	NOK	1,764,588	USD	—	(75,014)
State Street Bank & Trust Company	06/12/2015	300,000	NZD	229,765	USD	17,129	—
State Street Bank & Trust Company	06/12/2015	300,000	NZD	223,876	USD	11,240	—
State Street Bank & Trust Company	06/12/2015	1,600,000	SEK	192,677	USD	4,991	—
State Street Bank & Trust Company	06/12/2015	2,100,000	SEK	238,625	USD	—	(7,713)
State Street Bank & Trust Company	06/12/2015	2,100,000	SEK	243,627	USD	—	(2,710)
State Street Bank & Trust Company	06/12/2015	2,800,000	SGD	2,036,220	USD	—	(40,321)
State Street Bank & Trust Company	06/12/2015	692,266	USD	872,360	CAD	9,097	—
State Street Bank & Trust Company	06/12/2015	325,999	USD	400,000	CAD	—	(4,406)
State Street Bank & Trust Company	06/12/2015	102,537	USD	100,000	CHF	3,901	—
State Street Bank & Trust Company	06/12/2015	568,475	USD	532,500	CHF	—	(1,694)
State Street Bank & Trust Company	06/12/2015	213,442	USD	200,000	EUR	6,247	—
State Street Bank & Trust Company	06/12/2015	226,202	USD	27,200,000	JPY	—	(7,019)
State Street Bank & Trust Company	06/24/2015	2,997,985	USD	3,719,000	CAD	—	(8,566)
UBS Securities LLC	06/04/2015	175,000	DKK	25,720	USD	—	(44)
UBS Securities LLC	06/04/2015	25,528	USD	175,000	DKK	236	—
UBS Securities LLC	06/05/2015	70,000	AUD	53,530	USD	20	—
UBS Securities LLC	06/05/2015	180,000	CAD	144,031	USD	—	(703)
UBS Securities LLC	06/05/2015	700,000	EUR	768,152	USD	—	(688)
UBS Securities LLC	06/05/2015	500,000	GBP	763,606	USD	—	(577)
UBS Securities LLC	06/05/2015	110,000,000	JPY	886,729	USD	416	—
UBS Securities LLC	06/05/2015	1,000,000	MXN	64,926	USD	1	—
UBS Securities LLC	06/05/2015	54,723	USD	70,000	AUD	—	(1,213)
UBS Securities LLC	06/05/2015	148,507	USD	180,000	CAD	—	(3,774)
UBS Securities LLC	06/05/2015	761,163	USD	700,000	EUR	7,678	—
UBS Securities LLC	06/05/2015	767,976	USD	500,000	GBP	—	(3,793)
UBS Securities LLC	06/05/2015	921,923	USD	110,000,000	JPY	—	(35,610)
UBS Securities LLC	06/05/2015	65,016	USD	1,000,000	MXN	—	(91)
UBS Securities LLC	06/12/2015	1,200,000	AUD	948,408	USD	31,436	—
UBS Securities LLC	06/12/2015	1,300,000	AUD	987,805	USD	—	(5,581)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities LLC	06/12/2015	785,488	CAD	641,246	USD	9,727	—
UBS Securities LLC	06/12/2015	300,000	CAD	249,160	USD	7,964	—
UBS Securities LLC	06/12/2015	187,780	CAD	155,918	USD	4,946	—
UBS Securities LLC	06/12/2015	1,000,000	CAD	793,699	USD	—	(10,285)
UBS Securities LLC	06/12/2015	2,400,000	CHF	2,460,796	USD	—	(93,709)
UBS Securities LLC	06/12/2015	100,000	CHF	105,104	USD	—	(1,333)
UBS Securities LLC	06/12/2015	600,000	CHF	631,692	USD	—	(6,934)
UBS Securities LLC	06/12/2015	200,000	CHF	210,407	USD	—	(2,468)
UBS Securities LLC	06/12/2015	200,000	CHF	211,964	USD	—	(911)
UBS Securities LLC	06/12/2015	300,000	CHF	307,600	USD	—	(11,714)
UBS Securities LLC	06/12/2015	500,000	EUR	529,897	USD	—	(19,325)
UBS Securities LLC	06/12/2015	400,000	GBP	631,004	USD	19,690	—
UBS Securities LLC	06/12/2015	202,071	GBP	296,148	USD	—	(12,674)
UBS Securities LLC	06/12/2015	200,000	GBP	299,076	USD	—	(6,581)
UBS Securities LLC	06/12/2015	532,336,786	JPY	4,427,101	USD	137,424	—
UBS Securities LLC	06/12/2015	220,300,000	JPY	1,853,987	USD	78,765	—
UBS Securities LLC	06/12/2015	70,300,000	JPY	586,640	USD	20,148	—
UBS Securities LLC	06/12/2015	55,700,000	JPY	463,221	USD	14,379	—
UBS Securities LLC	06/12/2015	600,000	NOK	74,065	USD	—	(3,121)
UBS Securities LLC	06/12/2015	2,800,000	NOK	360,173	USD	—	(29)
UBS Securities LLC	06/12/2015	800,000	NZD	596,504	USD	29,475	—
UBS Securities LLC	06/12/2015	1,079,274	NZD	793,299	USD	28,324	—
UBS Securities LLC	06/12/2015	573,963	NZD	414,878	USD	8,060	—
UBS Securities LLC	06/12/2015	200,000	NZD	146,141	USD	4,384	—
UBS Securities LLC	06/12/2015	2,500,000	SEK	299,243	USD	5,984	—
UBS Securities LLC	06/12/2015	20,000,000	SEK	2,273,383	USD	—	(72,690)
UBS Securities LLC	06/12/2015	4,900,000	SEK	556,979	USD	—	(17,809)
UBS Securities LLC	06/12/2015	1,500,000	SGD	1,124,193	USD	11,761	—
UBS Securities LLC	06/12/2015	800,000	SGD	600,002	USD	6,705	—
UBS Securities LLC	06/12/2015	100,000	SGD	74,998	USD	835	—
UBS Securities LLC	06/12/2015	1,400,000	SGD	1,018,470	USD	—	(19,800)
UBS Securities LLC	06/12/2015	453,214	USD	600,000	AUD	5,272	—
UBS Securities LLC	06/12/2015	464,520	USD	600,000	AUD	—	(6,034)
UBS Securities LLC	06/12/2015	327,774	USD	400,000	CAD	—	(6,181)
UBS Securities LLC	06/12/2015	164,693	USD	200,000	CAD	—	(3,896)
UBS Securities LLC	06/12/2015	412,499	USD	400,000	CHF	13,252	—
UBS Securities LLC	06/12/2015	217,782	USD	200,000	CHF	—	(4,907)
UBS Securities LLC	06/12/2015	431,004	USD	400,000	EUR	8,374	—
UBS Securities LLC	06/12/2015	109,661	USD	100,000	EUR	184	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities LLC	06/12/2015	613,483	USD	546,362	EUR	—	(13,335)
UBS Securities LLC	06/12/2015	343,088	USD	300,000	EUR	—	(13,555)
UBS Securities LLC	06/12/2015	111,301	USD	100,000	EUR	—	(1,456)
UBS Securities LLC	06/12/2015	225,801	USD	200,000	EUR	—	(6,113)
UBS Securities LLC	06/12/2015	673,386	USD	450,891	GBP	15,704	—
UBS Securities LLC	06/12/2015	303,405	USD	200,000	GBP	2,252	—
UBS Securities LLC	06/12/2015	152,589	USD	100,000	GBP	240	—
UBS Securities LLC	06/12/2015	154,362	USD	100,000	GBP	—	(1,533)
UBS Securities LLC	06/12/2015	179,472	USD	21,500,000	JPY	—	(6,220)
UBS Securities LLC	06/12/2015	238,140	USD	28,500,000	JPY	—	(8,481)
UBS Securities LLC	06/12/2015	101,879	USD	800,000	NOK	1,036	—
UBS Securities LLC	06/12/2015	645,459	USD	4,900,000	NOK	—	(15,106)
UBS Securities LLC	06/12/2015	2,043,166	USD	2,757,048	NZD	—	(89,007)
UBS Securities LLC	06/12/2015	150,869	USD	200,000	NZD	—	(9,111)
UBS Securities LLC	06/12/2015	452,392	USD	617,078	NZD	—	(15,016)
UBS Securities LLC	06/12/2015	674,492	USD	5,700,000	SEK	—	(5,861)
UBS Securities LLC	06/12/2015	1,818,696	USD	2,500,000	SGD	35,358	—
UBS Securities LLC	06/12/2015	73,508	USD	100,000	SGD	654	—
UBS Securities LLC	06/12/2015	225,768	USD	300,000	SGD	—	(3,281)
UBS Securities LLC	06/22/2015	1,246,000	AUD	995,776	USD	44,160	—
UBS Securities LLC	06/22/2015	5,690,000	BRL	1,883,171	USD	110,171	—
UBS Securities LLC	06/22/2015	412,000	BRL	129,694	USD	1,315	—
UBS Securities LLC	06/22/2015	269,000,000	COP	110,825	USD	4,745	—
UBS Securities LLC	06/22/2015	996,100	EUR	1,134,346	USD	40,044	—
UBS Securities LLC	06/22/2015	433,600	GBP	682,502	USD	19,886	—
UBS Securities LLC	06/22/2015	12,004,000	MXN	796,282	USD	17,906	—
UBS Securities LLC	06/22/2015	2,035,000	MXN	135,193	USD	3,238	—
UBS Securities LLC	06/22/2015	593,000	TRY	226,432	USD	4,981	—
UBS Securities LLC	06/30/2015	1,748,000	AUD	1,335,035	USD	592	—
UBS Securities LLC	06/30/2015	2,465,000	CNY	402,613	USD	639	—
UBS Securities LLC	06/30/2015	1,637,000	EUR	1,804,483	USD	5,910	—
UBS Securities LLC	06/30/2015	346,000	EUR	378,272	USD	—	(1,878)
UBS Securities LLC	06/30/2015	6,506,000	NOK	834,880	USD	—	(1,653)
UBS Securities LLC	06/30/2015	449,000	NZD	327,325	USD	9,616	—
UBS Securities LLC	06/30/2015	490,202	USD	299,347,000	CLP	—	(7,256)
UBS Securities LLC	06/30/2015	1,334,014	USD	1,877,000	NZD	—	(5,862)
UBS Securities LLC	07/09/2015	53,435	USD	70,000	AUD	—	(24)
UBS Securities LLC	07/09/2015	143,959	USD	180,000	CAD	693	—
UBS Securities LLC	07/09/2015	25,748	USD	175,000	DKK	42	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Forward Foreign Currency Exchange Contracts Open at May 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities LLC	07/09/2015	768,488	USD	700,000	EUR	706	—
UBS Securities LLC	07/09/2015	763,424	USD	500,000	GBP	566	—
UBS Securities LLC	07/09/2015	887,175	USD	110,000,000	JPY	—	(445)
UBS Securities LLC	07/09/2015	64,768	USD	1,000,000	MXN	—	(7)
Total						1,939,721	(2,060,896)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Futures Contracts Outstanding at May 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB FUT	40	JPY	4,757,523	06/2015	26,003	—
3MO EURO EURIBOR	8	EUR	2,196,271	12/2015	—	(462)
90DAY EURO$ FUTR	9	USD	2,237,288	12/2015	4,815	—
AUST 10Y BOND FUT	4	AUD	392,974	06/2015	6,774	—
AUST 3YR BOND FUT	2	AUD	171,108	06/2015	—	(100)
CAC40 10 EURO FUT	2	EUR	109,490	06/2015	—	(641)
CAC40 10 EURO FUT	3	EUR	164,234	06/2015	2,021	—
CAN 10YR BOND FUT	1	CAD	113,300	09/2015	1,775	—
CBOE VIX FUTURE	3	USD	43,875	06/2015	—	(333)
CBOE VIX FUTURE	29	USD	508,225	10/2015	150	—
DAX INDEX FUTURE	1	EUR	313,386	06/2015	—	(927)
EURO BUXL 30Y BND	2	EUR	355,893	06/2015	—	(6,737)
Euro CHF 3MO ICE	31	CHF	8,321,860	12/2015	3,475
EURO STOXX 50	9	EUR	352,093	06/2015	—	(3,180)
Euro-BTP Future	7	EUR	1,037,432	06/2015	—	(34,400)
EURO-BUND FUTURE	2	EUR	340,671	09/2015	19	—
Euro-OAT Future	1	EUR	167,502	06/2015	—	(1,634)
FTSE 100 IDX FUT	9	GBP	958,009	06/2015	1,420	—
FTSE 100 IDX FUT	3	GBP	319,336	06/2015	4,883	—
FTSE/MIB IDX FUT	7	EUR	904,236	06/2015	12,053	—
HANG SENG IDX FUT	1	HKD	175,169	06/2015	—	(6,039)
LONG GILT FUTURE	4	GBP	720,182	09/2015	10,321	—
mini MSCI EAFE	38	USD	3,610,000	06/2015	86,364	—
mini MSCI Emg Mkt	23	USD	1,146,435	06/2015	30,193	—
MSCI SING IX ETS	52	SGD	2,913,018	06/2015	—	(63,325)
MSCI SING IX ETS	6	SGD	336,118	06/2015	—	(7,307)
OMXS30 IND FUTURE	52	SEK	1,002,158	06/2015	1,567	—
S&P/TSX 60 IX FUT	2	CAD	280,991	06/2015	—	(510)
S&P500 EMINI FUT	2	USD	210,600	06/2015	—	(255)
S&P500 EMINI FUT	45	USD	4,738,500	06/2015	31,727	—
Short Euro-BTP	2	EUR	246,788	06/2015	595	—
SPI 200 FUTURES	1	AUD	110,439	06/2015	715	—
TOPIX INDX FUTR	11	JPY	1,480,965	06/2015	49,419	—
TOPIX INDX FUTR	2	JPY	269,266	06/2015	23,064	—
US 10YR NOTE (CBT)	10	USD	1,276,875	09/2015	7,479	—
US LONG BOND(CBT)	17	USD	2,645,625	09/2015	13,175	—
US LONG BOND(CBT)	2	USD	311,250	09/2015	3,043	—
US ULTRA BOND(CBT)	1	USD	160,281	09/2015	1,521	—
Total			45,399,366		322,571	(125,850)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Futures Contracts Outstanding at May 31, 2015 (continued)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB FUT	(57)	JPY	(6,779,471)	06/2015	—	(14,366)
10YR MINI JGB FUT	(17)	JPY	(2,021,947)	06/2015	—	(6,033)
3MO EURO EURIBOR	(32)	EUR	(8,785,083)	12/2015	1,535	—
3MO EUROYEN TFX	(9)	JPY	(1,810,116)	12/2015	—	(26)
90DAY EURO$ FUTR	(15)	USD	(3,728,813)	12/2015	62	—
90DAY STERLING	(63)	GBP	(11,954,305)	12/2015	—	(3,804)
AUST 10Y BOND FUT	(3)	AUD	(294,730)	06/2015	—	(2,431)
BANK ACCEPT FUTR	(1)	CAD	(199,220)	12/2015	—	(184)
CAN 10YR BOND FUT	(18)	CAD	(2,039,402)	09/2015	—	(25,457)
CBOE VIX FUTURE	(5)	USD	(79,125)	07/2015	—	(1,138)
CBOE VIX FUTURE	(26)	USD	(427,050)	08/2015	1,151	—
CBOE VIX FUTURE	(8)	USD	(136,200)	09/2015	179	—
EURO BUXL 30Y BND	(1)	EUR	(177,947)	06/2015	—	(4,121)
EURO STOXX 50	(6)	EUR	(234,729)	06/2015	7,487	—
EURO-BOBL FUTURE	(2)	EUR	(283,032)	06/2015	843	—
Euro-BTP Future	(4)	EUR	(592,818)	06/2015	1,116	—
EURO-BUND FUTURE	(22)	EUR	(3,755,593)	06/2015	—	(19,883)
EURO-BUND FUTURE	(4)	EUR	(682,835)	06/2015	5,515	—
IBEX 35 INDX FUTR	(5)	EUR	(613,521)	06/2015	2,416	—
LONG GILT FUTURE	(2)	GBP	(360,091)	09/2015	—	(2,205)
S&P/TSX 60 IX FUT	(21)	CAD	(2,950,402)	06/2015	30,497	—
S&P500 EMINI FUT	(6)	USD	(631,800)	06/2015	5,460	—
US 10YR NOTE (CBT)	(25)	USD	(3,192,188)	09/2015	—	(14,883)
US 5YR NOTE (CBT)	(19)	USD	(2,274,805)	09/2015	—	(8,936)
Total			(54,005,223)		56,261	(103,467)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Credit Default Swap Contracts Outstanding at May 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)0
Morgan Stanley*	CDX North America Investment Grade 24-V1	06/20/2020	1.000	850,000	613	—	(1,676)	—	(1,063)
Morgan Stanley*	Markit iTraxx XO.23.V1	06/20/2020	5.000	1,000,000	13,022	—	(10,830)	2,192	—
Total								2,192	(1,063)

* Centrally cleared swap contract

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	CDX Emerging Markets Index 23-V1	06/20/2020	1.000	2.914	1,500,000	(130,182)	142,581	2,958	15,357	—
Morgan Stanley*	CDX North America High Yield 24-V1	06/20/2020	5.000	3.400	2,300,000	8,647	—	22,680	31,327	—
Total									46,684	—

* Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at May 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	28-Day MXN TIIE-Banxico	Receive	5.500	03/05/2020	MXN	16,700,000	—	—	(11,312)
Barclays	6-Month PLN-WIBOR	Receive	1.923	03/23/2020	PLN	2,000,000	—	7,833	—
Barclays	6-Month PLN-WIBOR	Receive	2.225	05/22/2020	PLN	2,500,000	—	1,750	—
Morgan Stanley*	6-Month HUF-BUBOR	Receive	2.219	06/02/2020	HUF	170,000,000	(3)	—	(3)
Total								9,583	(11,315)

* Centrally cleared swap contract

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Total Return Swap Contracts Outstanding at May 31, 2015

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on Goldman Sachs Premia Basket Series 27 Excess Return(a)	Fixed rate of 0.35%	02/26/2016	USD	10,135,706	300,073	—
Goldman Sachs	Total return on Goldman Sachs Risk Premia Basket Series 27 Excess Return(a)	Fixed rate of 0.35%	02/26/2016	USD	8,105,448	239,966	—
Total						540,039	—

(a) Underlying assets of this index include forward foreign currency exchange contracts, long/short commodity futures, options on short commodity futures, options on domestic and foreign indices, and long/short domestic and foreign equities.

Notes to Consolidated Portfolio of Investments

(a)  This security or a portion of this security has been pledged as collateral in connection with securities sold short.

(b)  Non-income producing investment.

(c)  Variable rate security.

(d)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $2,653,375 or 2.45% of net assets.

(f)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(g)  Principal and interest may not be guaranteed by the government.

(h)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	70,000	98,161,906	(39,519,943)	58,711,963	19,166	58,711,963

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  China, Yuan Renminbi

COP  Colombian Peso

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Currency Legend (continued)

DKK  Danish Krone

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RON  Romania, New Lei

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	3,000,423	—	—	3,000,423
Consumer Staples	1,120,366	—	—	1,120,366
Energy	1,918,000	—	—	1,918,000
Financials	3,539,074	—	—	3,539,074
Health Care	4,902,177	—	—	4,902,177
Industrials	2,805,374	—	—	2,805,374
Information Technology	4,651,921	—	—	4,651,921
Materials	895,520	—	—	895,520
Telecommunication Services	121,658	—	—	121,658
Utilities	412,946	—	—	412,946
Total Common Stocks	23,367,459	—	—	23,367,459

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Residential Mortgage-Backed Securities — Agency	—	22,677	—	22,677
Residential Mortgage-Backed Securities — Non-Agency	—	716,279	—	716,279
Commercial Mortgage-Backed Securities — Non-Agency	—	973,624	—	973,624
Asset-Backed Securities — Non-Agency	—	606,980	—	606,980
Inflation-Indexed Bonds	—	5,158,472	—	5,158,472
U.S. Treasury Obligations	3,240,225	—	—	3,240,225
Foreign Government Obligations	—	6,440,892	—	6,440,892
Exchange-Traded Funds	10,494,513	—	—	10,494,513
Exchange-Traded Notes	1,364,103	—	—	1,364,103
Money Market Funds	58,711,963	—	—	58,711,963
Total Investments	97,178,263	13,918,924	—	111,097,187
Investments Sold Short
Common Stocks
Consumer Discretionary	(1,928,948)	—	—	(1,928,948)
Consumer Staples	(622,187)	—	—	(622,187)
Energy	(1,420,939)	—	—	(1,420,939)
Financials	(2,535,284)	—	—	(2,535,284)
Health Care	(3,822,071)	—	—	(3,822,071)
Industrials	(2,185,574)	—	—	(2,185,574)
Information Technology	(3,337,879)	—	—	(3,337,879)
Materials	(658,882)	—	—	(658,882)
Telecommunication Services	(84,699)	—	—	(84,699)
Utilities	(208,334)	—	—	(208,334)
Total Common Stocks	(16,804,797)	—	—	(16,804,797)
Total Investments Sold Short	(16,804,797)	—	—	(16,804,797)
Total Investments, Net of Investments Sold Short	80,373,466	13,918,924	—	94,292,390

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,939,721	—	1,939,721
Futures Contracts	378,832	—	—	378,832
Swap Contracts	—	58,459	540,039	598,498
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,060,896)	—	(2,060,896)
Futures Contracts	(229,317)	—	—	(229,317)
Swap Contracts	—	(12,378)	—	(12,378)
Total	80,522,981	13,843,830	540,039	94,906,850

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $52,227,057)	$52,385,224
Affiliated issuers (identified cost $58,711,963)	58,711,963
Total investments (identified cost $110,939,020)	111,097,187
Cash	1,637
Foreign currency (identified cost $8,906)	9,079
Cash collateral held at broker	12,293,020
Margin deposits	1,630,086
Unrealized appreciation on forward foreign currency exchange contracts	1,939,721
Unrealized appreciation on swap contracts	564,979
Premiums paid on outstanding swap contracts	3
Receivable for:
Investments sold	286,711
Capital shares sold	1,592
Dividends	39,099
Interest	92,640
Foreign tax reclaims	2,819
Variation margin	105,739
Expense reimbursement due from Investment Manager	751
Trustees' deferred compensation plan	428
Other assets	74,956
Total assets	128,140,447
Liabilities
Securities sold short, at value (proceeds $16,679,887)	16,804,797
Unrealized depreciation on forward foreign currency exchange contracts	2,060,896
Unrealized depreciation on swap contracts	11,312
Premiums received on outstanding swap contracts	142,581
Payable for:
Investments purchased	427,029
Capital shares purchased	37,472
Dividends and interest on securities sold short	37,172
Variation margin	214,020
Investment management fees	3,264
Transfer agent fees	12
Administration fees	237
Chief compliance officer expenses	9
Other expenses	66,112
Trustees' deferred compensation plan	428
Total liabilities	19,805,341
Net assets applicable to outstanding capital stock	$108,335,106

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Represented by
Paid-in capital	$107,725,186
Undistributed net investment income	40,247
Accumulated net realized loss	(63,072)
Unrealized appreciation (depreciation) on:
Investments	158,167
Foreign currency translations	(14,972)
Forward foreign currency exchange contracts	(121,175)
Futures contracts	149,515
Securities sold short	(124,910)
Swap contracts	586,120
Total — representing net assets applicable to outstanding capital stock	$108,335,106
Class A
Net assets	$11,301
Shares outstanding	1,119
Net asset value per share	$10.10
Maximum offering price per share(a)	$10.72
Class C
Net assets	$10,080
Shares outstanding	1,000
Net asset value per share	$10.08
Class I
Net assets	$107,511,194
Shares outstanding	10,635,064
Net asset value per share	$10.11
Class R4
Net assets	$10,108
Shares outstanding	1,000
Net asset value per share	$10.11
Class R5
Net assets	$10,108
Shares outstanding	1,000
Net asset value per share	$10.11
Class W
Net assets	$10,101
Shares outstanding	1,000
Net asset value per share	$10.10
Class Z
Net assets	$772,214
Shares outstanding	76,396
Net asset value per share	$10.11

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2015(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$189,565
Dividends — affiliated issuers	19,166
Interest	69,935
Foreign taxes withheld	(391)
Total income	278,275
Expenses:
Investment management fees	320,186
Distribution and/or service fees
Class A	8
Class C	28
Class W	7
Transfer agent fees
Class A	2
Class C	2
Class R4	2
Class R5	1
Class W	2
Class Z	73
Administration fees	23,286
Compensation of board members	3,319
Custodian fees	17,763
Printing and postage fees	14,000
Registration fees	9,387
Professional fees	39,970
Dividends and interest on securities sold short	122,521
Offering costs	29,415
Chief compliance officer expenses	22
Other	2,327
Total expenses	582,321
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(90,008)
Total net expenses	492,313
Net investment loss	(214,038)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	373,788
Foreign currency translations	11,113
Forward foreign currency exchange contracts	933,750
Futures contracts	277,372
Securities sold short	(93,592)
Swap contracts	(769,289)
Net realized gain	733,142
Net change in unrealized appreciation (depreciation) on:
Investments	158,167
Foreign currency translations	(14,972)
Forward foreign currency exchange contracts	(121,175)
Futures contracts	149,515
Securities sold short	(124,910)
Swap contracts	586,120
Net change in unrealized appreciation	632,745
Net realized and unrealized gain	1,365,887
Net increase in net assets resulting from operations	$1,151,849

(a) Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended May 31, 2015(a)
Operations
Net investment loss	$(214,038)
Net realized gain	733,142
Net change in unrealized appreciation	632,745
Net increase in net assets resulting from operations	1,151,849
Increase in net assets from capital stock activity	107,113,257
Total increase in net assets	108,265,106
Net assets at beginning of year	70,000
Net assets at end of year	$108,335,106
Undistributed net investment income	$40,247

(a) Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)
	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	119	1,195
Net increase	119	1,195
Class I shares
Subscriptions	10,690,962	106,932,653
Redemptions	(56,898)	(576,466)
Net increase	10,634,064	106,356,187
Class Z shares
Subscriptions	75,396	755,875
Net increase	75,396	755,875
Total net increase	10,709,579	107,113,257

(a) Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class A	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain	0.13
Total from investment operations	0.10
Net asset value, end of period	$10.10
Total return	1.00%
Ratios to average net assets(b)
Total gross expenses	2.11	%(c)(d)
Total net expenses(e)	1.99	%(c)(d)
Net investment loss	(1.04	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$11
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.41% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class C	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain	0.13
Total from investment operations	0.08
Net asset value, end of period	$10.08
Total return	0.80%
Ratios to average net assets(b)
Total gross expenses	2.89	%(c)(d)
Total net expenses(e)	2.75	%(c)(d)
Net investment loss	(1.80	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.42% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class I	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.13
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return	1.10%
Ratios to average net assets(b)
Total gross expenses	1.84	%(c)(d)
Total net expenses(e)	1.69	%(c)(d)
Net investment loss	(0.74	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$107,511
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.42% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.13
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return	1.10%
Ratios to average net assets(b)
Total gross expenses	1.89	%(c)(d)
Total net expenses(e)	1.74	%(c)(d)
Net investment loss	(0.79	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.42% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.13
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return	1.10%
Ratios to average net assets(b)
Total gross expenses	1.89	%(c)(d)
Total net expenses(e)	1.74	%(c)(d)
Net investment loss	(0.80	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.42% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class W	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain	0.13
Total from investment operations	0.10
Net asset value, end of period	$10.10
Total return	1.00%
Ratios to average net assets(b)
Total gross expenses	2.14	%(c)(d)
Total net expenses(e)	2.00	%(c)(d)
Net investment loss	(1.05	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.42% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class Z	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.13
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return	1.10%
Ratios to average net assets(b)
Total gross expenses	1.91	%(c)(d)
Total net expenses(e)	1.75	%(c)(d)
Net investment loss	(0.74	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$772
Portfolio turnover	60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.44% for the year ended May 31, 2015.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On February 17, 2015, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $70,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class C, 1,000 shares for Class I, 1,000 shares for Class R4, 1,000 shares for Class R5, 1,000 shares for Class W and 1,000 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on February 19, 2015.

These financial statements cover the period from February 19, 2015 (commencement of operations) through May 31, 2015.

Basis for Consolidation

CDARF1 Offshore Fund, Ltd., CDARF2 Offshore Fund, Ltd. and CDARF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. At May 31, 2015, the net assets of CDARF1 Offshore Fund, Ltd. were $2,996,670 or 2.77% of the Fund's consolidated net assets, the net assets of CDARF2 Offshore Fund, Ltd. were $1,959,643 or 1.81% of the Fund's consolidated net assets and the net assets of CDARF3 Offshore Fund, Ltd. were $5,008,153 or 4.62% of the Fund's consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

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Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

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Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter

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derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market and gain market exposure to various currencies. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

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Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.

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As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to a commodities index. These

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instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31,2015:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	48,876	*
Equity risk	Net assets — unrealized appreciation on futures contracts	290,767	*
Equity risk	Net assets — unrealized appreciation on swap contracts	540,039	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,939,721
Interest rate risk	Net assets — unrealized appreciation on futures contracts	88,065	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	9,583	*
Interest rate risk	Premiums paid on outstanding swap contracts	3
Total		2,917,054
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	1,063	*
Credit risk	Premiums received on outstanding swap contracts	142,581
Equity risk	Net assets — unrealized depreciation on futures contracts	83,655	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,060,896
Interest rate risk	Net assets — unrealized depreciation on futures contracts	145,662	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	11,315	*
Total		2,445,172

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

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The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the period ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	2,044	2,044
Equity risk	—	339,211	(767,576)	(428,365)
Foreign exchange risk	933,750	—	—	933,750
Interest rate risk	—	(61,839)	(3,757)	(65,596)
Total	933,750	277,372	(769,289)	441,833
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	47,813	47,813
Equity risk	—	207,112	540,039	747,151
Foreign exchange risk	(121,175)	—	—	(121,175)
Interest rate risk	—	(57,597)	(1,732)	(59,329)
Total	(121,175)	149,515	586,120	614,460

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended May 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	52,459,614
Futures contracts — Short	58,097,398
Credit default swap contracts — buy protection	1,475,000
Credit default swap contracts — sell protection	4,541,750
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,113,128	(1,092,860)
Interest rate swap contracts	3,673	(8,823)
Total return swap contracts	153,345	(239,268)

*Based on the monthly outstanding amounts for the period ended May 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Offsetting of Assets and Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2015:

	Barclays ($)	Deutsche Bank Securities Inc. ($)	Goldman Sachs & Co. ($)	HSBC Securities (USA), Inc. ($)	J.P. Morgan Securities, Inc. ($)	Morgan Stanley ($)	State Street Bank & Trust Company ($)	UBS Securities LLC ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	7,787	—	—	7,787
Forward foreign currency exchange contracts	127,976	626,233	—	284,178	—	—	125,440	775,894	1,939,721
OTC interest rate swap contracts(b)	9,583	—	—	—	—	—	—	—	9,583
OTC total return swap contracts(b)	—	—	540,039	—	—	—	—	—	540,039
Total Assets	137,559	626,233	540,039	284,178	—	7,787	125,440	775,894	2,497,130

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

	Barclays ($)	Deutsche Bank Securities Inc. ($)	Goldman Sachs & Co. ($)	HSBC Securities (USA), Inc. ($)	J.P. Morgan Securities, Inc. ($)	Morgan Stanley ($)	State Street Bank & Trust Company ($)	UBS Securities LLC ($)	Total ($)
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	200	—	—	200
Forward foreign currency exchange contracts	98,437	975,775	—	206,247	—	—	222,762	557,675	2,060,896
OTC credit default swap contracts(b)	127,224	—	—	—	—	—	—	—	127,224
OTC interest rate swap contracts(b)	11,312	—	—	—	—	—	—	—	11,312
Securities borrowed	—	—	—	—	16,804,797	—	—	—	16,804,797
Total Liabilities	236,973	975,775	—	206,247	16,804,797	200	222,762	557,675	19,004,429
Total Financial and Derivative Net Assets	(99,414)	(349,542)	540,039	77,931	(16,804,797)	7,587	(97,322)	218,219	(16,507,299)
Total collateral received (pledged)(c)	—	—	540,039	—	(16,804,797)	—	—	—	(16,264,758)
Net Amount(d)	(99,414)	(349,542)	—	77,931	—	7,587	(97,322)	218,219	(242,541)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the disclosure requirements for certain reverse repurchase agreements and similar transactions accounted for as secured borrowings. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time,

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.98% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended May 31, 2015 was 1.10% of the Fund's average daily net assets.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended May 31, 2015 was 0.08% of the Fund's average daily net assets.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's independent Trustees may participate in a Deferred Compensation Plan (the Plan)

which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the period ended May 31, 2015, the Fund's annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.05%
Class C	0.06
Class R4	0.05
Class R5	0.05
Class W	0.05
Class Z	0.04

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the period ended May 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $0 for Class A and $0 for Class C shares for the period ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2016
Class A	1.71%
Class C	2.46
Class I	1.31
Class R4	1.46
Class R5	1.36
Class W	1.71
Class Z	1.46

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, non-deductible expenses, derivative investments, tax straddles, investments in commodity subsidiaries, swap investments, swap reclassifications, and constructive sales of appreciated financial positions. To the extent these differences are permanent,

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$254,285
Accumulated net realized loss	(796,214)
Paid-in capital	541,929

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the period ended May 31, 2015, there were no distributions.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,298,608
Undistributed long-term capital gains	160,589
Net unrealized depreciation	(146,187)

At May 31, 2015, the cost of investments for federal income tax purposes was $111,827,395 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,836,143
Unrealized depreciation	(1,982,330)
Net unrealized depreciation	$(146,187)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $75,321,929 and $40,040,466, respectively, for the period ended May 31, 2015, of which $6,783,705 in purchases were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 99.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the period ended May 31, 2015.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Diversified Absolute Return Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Absolute Return Fund (the "Fund," a series of Columbia Funds Series Trust I) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period February 19, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the period ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$168,618

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT
AND SUBADVISORY AGREEMENT

On December 19, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to Columbia Diversified Absolute Return Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager and others, including materials provided in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on December 18, 2014, and at the Board meetings held on October 21, 2014, and December 19, 2014. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On December 19, 2014, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2016, so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.71% for Class A, 2.46% for Class C, 1.31% for Class I, 1.46% for Class R4, 1.36% for Class R5, 1.71% for Class W and 1.46% for Class Z;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of funds determined by the Investment Manager to be comparable to the Fund.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT
AND SUBADVISORY AGREEMENT (continued)

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, including the proposed portfolio managers for the Fund, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT
AND SUBADVISORY AGREEMENT (continued)

Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

Annual Report 2015

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015

Columbia Diversified Absolute Return Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN258_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA DIVIDEND INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA DIVIDEND INCOME FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	45

Annual Report 2015

COLUMBIA DIVIDEND INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Dividend Income Fund (the Fund) Class A shares returned 9.08% excluding sales charges for the 12-month period ended May 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 11.91% for the same time period.

■  Despite solid gains from the materials, consumer discretionary and financials sectors, stock selection in the health care and consumer staples sectors detracted from results and generally accounted for the Fund's shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		9.08	14.72	8.33
Including sales charges		2.81	13.38	7.69
Class B	11/25/02
Excluding sales charges		8.26	13.86	7.52
Including sales charges		3.26	13.62	7.52
Class C	11/25/02
Excluding sales charges		8.26	13.87	7.52
Including sales charges		7.26	13.87	7.52
Class I*	09/27/10	9.54	15.19	8.69
Class R*	03/28/08	8.80	14.43	8.07
Class R4*	11/08/12	9.33	15.00	8.60
Class R5*	11/08/12	9.48	15.08	8.64
Class T	03/04/98
Excluding sales charges		9.03	14.66	8.28
Including sales charges		2.77	13.32	7.64
Class W*	09/27/10	9.09	14.73	8.36
Class Y*	11/08/12	9.59	15.11	8.66
Class Z	03/04/98	9.40	15.00	8.61
Russell 1000 Index		11.91	16.68	8.38

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA DIVIDEND INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA DIVIDEND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2015, the Fund's Class A shares returned 9.08% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 11.91% over the same period. Despite solid gains from the materials, consumer discretionary and financials sectors, stock selection in the health care and consumer staples sectors detracted from results and generally accounted for the Fund's shortfall relative to the benchmark.

Stocks Advanced in Volatile Market

After a strong start, the pace of U.S. economic growth weakened during the 12-month period that ended May 31, 2015. A combination of factors whittled away at gross domestic product: another stormy winter in the Northeast and Midwest, a strong U.S. dollar, a widening trade deficit and sharply declining oil prices. Manufacturing activity weakened somewhat, consumer confidence slipped late in the period and business investment declined, the latter mostly due to falling commodity prices. However, most of these setbacks appeared to be temporary, given the monthly addition of on average 255,000 new jobs to the U.S. workforce and positive home sales trends.

Against this backdrop, stock prices improved, with most of the gains coming in the first nine months of the period. Mounting concern about global tensions and uncertainty about the timing of a Federal Reserve (Fed) interest rate hike led to increased volatility later in the period. For the year, large- and mid-cap stocks outperformed small-cap stocks, while growth stocks outperformed value stocks.

Contributors and Detractors

Materials, consumer discretionary and financials were the top-performing sectors for the Fund relative to the benchmark. In the materials sector, we did well to avoid the metals and mining segment, which fared poorly in an environment of declining prices and weakened demand from China. An overweight in domestic paint giant Sherwin-Williams also aided relative results. The company, which is bigger than its next eight competitors combined, distributes its products mostly through its own retail stores but also has some product distribution through Home Depot. Sherwin-Williams shares posted strong returns as the housing sector recovered. Within the consumer discretionary sector, overweights in Time Warner, Home Depot and Hanesbrands aided relative results as shares of all three companies moved solidly higher during the period. Performance for media giant Time Warner was driven by its HBO affiliate. Home Depot benefited from a recovering housing market. Hanesbrands improved on basic cotton underwear by adding technology and functionality, which has resulted in higher selling prices, revenues, earnings and a rising share price. In the financials sector, we did well to underweight money-center banks, which have come under significant regulatory pressure, and to focus instead on regional banks, which we believe tend to have simpler business models and are generally less pressured by regulation. The one money-center bank in the portfolio, JPMorgan Chase, was a solid performer and an overweight in the stock relative to the benchmark amplified the impact of its double-digit gains. Elsewhere in the portfolio, Apple was the single

Portfolio Management

Scott Davis

Michael Barclay, CFA

Peter Santoro, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA DIVIDEND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2015)
Apple, Inc.	3.6
Microsoft Corp.	3.2
JPMorgan Chase & Co.	2.8
Wells Fargo & Co.	2.7
Johnson & Johnson	2.7
Merck & Co., Inc.	2.6
Pfizer, Inc.	2.3
Verizon Communications, Inc.	2.3
Exxon Mobil Corp.	2.3
Comcast Corp., Class A	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	96.4
Exchange-Traded Funds	1.7
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

largest individual contributor to results as investors continued to respond favorably to new products.

Stock selection in the health care and consumer staples sectors detracted from results and generally accounted for the Fund's modest shortfall relative to the benchmark. Within health care, the Fund was constrained from owning some of the sector's best performers, in the biotechnology and insurers and managed care providers industries, because they fall outside of the dividend-paying universe that is our focus. An out-of-benchmark position in Roche Holdings, a Switzerland-based global health care company, also reduced returns. The stock lost ground after the release of a study that contained disappointing results for Roche's breast cancer drugs. The impact of the decoupling of the Swiss franc from the euro also weighed on the stock. These disappointments aside, some of the Fund's best individual performers were in the health care sector, including Amgen, Pfizer and AbbVie. Within the consumer staples sector, disappointing results from Wal-Mart and Philip Morris hampered relative returns, as the Fund was overweight in both stocks. We expected a robust labor market and declining gasoline prices to have a favorable impact on Wal-Mart. However, stagnant consumer spending and execution problems further restrained Wal-Mart's performance. Philip Morris was hurt by a declining ruble. A significant portion of its revenues come from Russia. We held onto both stocks but reduced the Fund's positions somewhat. Four of the Fund's biggest disappointments were energy stocks, including Exxon Mobil and Schlumberger. A position in IBM was the only non-energy detractor in the bottom five individual performers for the period. The company is in transition from hardware and PC-based to cloud-based technology. We reduced the Fund's exposure to IBM to a modest position.

Portfolio Changes

We reduced the Fund's exposure to the telecommunications sector during the fiscal year, as free cash flow declined in both AT&T, which was sold in 2014, and also in Verizon. The Fund's exposure to energy and industrials also declined over the year. We used the proceeds of these sales to add to industrials holdings, including Lockheed Martin and General Electric.

Looking Ahead

Interest rates figure into our current outlook for the dividend income universe. However, we have sought to remain interest-rate agnostic in positioning the portfolio for the period ahead. We have not made any bets around either the timing or the size of the next interest move by the Fed, because we believe that would introduce unwarranted risk. Despite the potential for rising rates, we currently believe that the environment is favorable at this time for dividend growth going forward while earnings growth is likely to be relatively modest. With an excess of capacity in many sectors, we believe that corporate management teams have an incentive to deploy cash through dividend payments.

Annual Report 2015
6

COLUMBIA DIVIDEND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	9.2
Consumer Staples	12.6
Energy	8.8
Financials	19.1
Health Care	13.4
Industrials	12.9
Information Technology	13.9
Materials	3.2
Telecommunication Services	2.3
Utilities	4.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
7

COLUMBIA DIVIDEND INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.20	1,019.80	5.16	5.19	1.03
Class B	1,000.00	1,000.00	1,006.00	1,016.06	8.90	8.95	1.78
Class C	1,000.00	1,000.00	1,006.00	1,016.06	8.90	8.95	1.78
Class I	1,000.00	1,000.00	1,012.50	1,022.04	2.91	2.92	0.58
Class R	1,000.00	1,000.00	1,008.90	1,018.55	6.41	6.44	1.28
Class R4	1,000.00	1,000.00	1,011.40	1,021.04	3.91	3.93	0.78
Class R5	1,000.00	1,000.00	1,011.60	1,021.79	3.16	3.18	0.63
Class T	1,000.00	1,000.00	1,010.10	1,019.80	5.16	5.19	1.03
Class W	1,000.00	1,000.00	1,010.20	1,019.80	5.16	5.19	1.03
Class Y	1,000.00	1,000.00	1,012.30	1,021.99	2.96	2.97	0.59
Class Z	1,000.00	1,000.00	1,011.50	1,021.04	3.91	3.93	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.8%
Hotels, Restaurants & Leisure 0.7%
McDonald's Corp.	682,550	65,477,022
Media 3.4%
Comcast Corp., Class A	3,300,000	192,918,000
Time Warner, Inc.	1,388,900	117,334,272
Total		310,252,272
Multiline Retail 0.9%
Macy's, Inc.	1,265,825	84,746,984
Specialty Retail 2.4%
Home Depot, Inc. (The)	1,691,400	188,455,788
TJX Companies, Inc. (The)	401,110	25,823,462
Total		214,279,250
Textiles, Apparel & Luxury Goods 1.4%
Hanesbrands, Inc.	1,658,425	52,837,420
VF Corp.	987,400	69,542,582
Total		122,380,002
Total Consumer Discretionary		797,135,530
CONSUMER STAPLES 12.1%
Beverages 2.6%
Anheuser-Busch InBev NV, ADR	393,650	47,458,444
Coca-Cola Enterprises, Inc.	1,453,700	64,297,151
PepsiCo, Inc.	1,336,000	128,830,480
Total		240,586,075
Food & Staples Retailing 2.5%
CVS Health Corp.	1,470,100	150,508,838
Wal-Mart Stores, Inc.	1,000,000	74,270,000
Total		224,778,838
Food Products 0.8%
General Mills, Inc.	1,285,500	72,180,825
Household Products 2.5%
Kimberly-Clark Corp.	941,950	102,540,677
Procter & Gamble Co. (The)	1,595,250	125,051,647
Total		227,592,324
Tobacco 3.7%
Altria Group, Inc.	2,879,100	147,409,920
Philip Morris International, Inc.	2,220,600	184,465,242
Total		331,875,162
Total Consumer Staples		1,097,013,224

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 8.4%
Energy Equipment & Services 1.0%
Schlumberger Ltd.	1,045,890	94,935,435
Oil, Gas & Consumable Fuels 7.4%
BP PLC, ADR	955,200	39,602,592
Chevron Corp.	1,544,500	159,083,500
ConocoPhillips	588,750	37,491,600
Exxon Mobil Corp.	2,344,044	199,712,549
Kinder Morgan, Inc.	1,660,000	68,873,400
Occidental Petroleum Corp.	1,083,300	84,703,227
Royal Dutch Shell PLC, ADR, Class A	1,282,200	76,572,984
Total		666,039,852
Total Energy		760,975,287
FINANCIALS 18.3%
Banks 8.0%
Fifth Third Bancorp	2,220,000	44,932,800
JPMorgan Chase & Co.	3,824,500	251,575,610
PNC Financial Services Group, Inc. (The)	1,053,400	100,799,846
U.S. Bancorp	2,152,710	92,803,328
Wells Fargo & Co.	4,277,000	239,340,920
Total		729,452,504
Capital Markets 3.1%
BlackRock, Inc.	398,675	145,827,342
Northern Trust Corp.	1,026,300	76,510,665
T. Rowe Price Group, Inc.	707,315	57,073,247
Total		279,411,254
Diversified Financial Services 1.0%
CME Group, Inc.	987,224	92,996,501
Insurance 3.1%
ACE Ltd.	785,000	83,586,800
Chubb Corp. (The)	707,207	68,952,682
Marsh & McLennan Companies, Inc.	2,175,000	126,650,250
Total		279,189,732
Real Estate Investment Trusts (REITs) 3.1%
Alexandria Real Estate Equities, Inc.	285,000	26,428,050
AvalonBay Communities, Inc.	111,797	18,614,201
Crown Castle International Corp.	270,000	22,018,500
Duke Realty Corp.	1,205,600	23,581,536
Essex Property Trust, Inc.	145,000	32,279,900
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Public Storage	525,000	101,608,500
Simon Property Group, Inc.	299,800	54,383,720
Total		278,914,407
Total Financials		1,659,964,398
HEALTH CARE 12.8%
Biotechnology 2.9%
Amgen, Inc.	900,600	140,727,756
Gilead Sciences, Inc.(a)	1,079,100	121,150,557
Total		261,878,313
Health Care Equipment & Supplies 1.2%
Medtronic PLC	1,459,875	111,417,660
Pharmaceuticals 8.7%
Bristol-Myers Squibb Co.	720,740	46,559,804
Johnson & Johnson	2,378,500	238,182,990
Merck & Co., Inc.	3,821,500	232,691,135
Pfizer, Inc.	5,768,000	200,438,000
Roche Holding AG, ADR	1,887,050	72,575,943
Total		790,447,872
Total Health Care		1,163,743,845
INDUSTRIALS 12.4%
Aerospace & Defense 7.2%
Boeing Co. (The)	597,175	83,915,031
Honeywell International, Inc.	1,618,500	168,647,700
Lockheed Martin Corp.	481,800	90,674,760
Raytheon Co.	1,586,950	163,868,457
United Technologies Corp.	1,196,800	140,229,056
Total		647,335,004
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	979,625	97,198,393
Commercial Services & Supplies 0.7%
Waste Management, Inc.	1,347,100	66,883,515
Industrial Conglomerates 0.8%
General Electric Co.	2,786,625	75,991,264
Machinery 2.0%
Dover Corp.	750,000	56,550,000
Illinois Tool Works, Inc.	570,150	53,497,174
Parker-Hannifin Corp.	595,100	71,667,893
Total		181,715,067

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.6%
Union Pacific Corp.	520,000	52,473,200
Total Industrials		1,121,596,443
INFORMATION TECHNOLOGY 13.3%
Communications Equipment 1.4%
Cisco Systems, Inc.	4,365,000	127,938,150
IT Services 1.7%
Automatic Data Processing, Inc.	1,230,500	105,220,055
International Business Machines Corp.	294,250	49,919,513
Total		155,139,568
Semiconductors & Semiconductor Equipment 2.6%
Avago Technologies Ltd.	175,050	25,919,653
Intel Corp.	2,785,000	95,971,100
Microchip Technology, Inc.	506,400	24,879,432
Texas Instruments, Inc.	1,615,500	90,338,760
Total		237,108,945
Software 3.4%
Activision Blizzard, Inc.	972,500	24,565,350
Microsoft Corp.	6,080,820	284,947,225
Total		309,512,575
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	2,428,000	316,319,840
EMC Corp.	2,377,000	62,610,180
Total		378,930,020
Total Information Technology		1,208,629,258
MATERIALS 3.1%
Chemicals 2.5%
Eastman Chemical Co.	599,270	46,005,958
EI du Pont de Nemours & Co.	549,790	39,040,588
LyondellBasell Industries NV, Class A	312,200	31,563,420
Sherwin-Williams Co. (The)	384,175	110,711,551
Total		227,321,517
Containers & Packaging 0.6%
Sonoco Products Co.	1,140,000	51,322,800
Total Materials		278,644,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.2%
Verizon Communications, Inc.	4,050,000	200,232,000
Total Telecommunication Services		200,232,000
UTILITIES 4.4%
Electric Utilities 1.7%
American Electric Power Co., Inc.	884,100	49,765,989
Eversource Energy	1,044,300	51,431,775
NextEra Energy, Inc.	519,125	53,127,253
Total		154,325,017
Multi-Utilities 2.7%
CMS Energy Corp.	1,587,500	54,197,250
Dominion Resources, Inc.	704,075	49,651,369
PG&E Corp.	836,900	44,749,043
Sempra Energy	430,050	46,217,473
Wisconsin Energy Corp.	1,034,000	49,921,520
Total		244,736,655
Total Utilities		399,061,672
Total Common Stocks (Cost: $6,044,741,795)		8,686,995,974

Exchange-Traded Funds 1.7%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	720,000	152,013,600
Total Exchange-Traded Funds (Cost: $146,194,388)		152,013,600

Money Market Funds 1.9%

	Shares	Value
Columbia Short-Term Cash Fund, 0.114%(b)(c)	173,397,626	173,397,626
Total Money Market Funds (Cost: $173,397,626)		173,397,626
Total Investments (Cost: $6,364,333,809)		9,012,407,200
Other Assets & Liabilities, Net		50,060,675
Net Assets		9,062,467,875

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	97,058,448	1,684,802,439	(1,608,463,261)	173,397,626	215,126	173,397,626

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	797,135,530	—	—	797,135,530
Consumer Staples	1,097,013,224	—	—	1,097,013,224
Energy	760,975,287	—	—	760,975,287
Financials	1,659,964,398	—	—	1,659,964,398
Health Care	1,163,743,845	—	—	1,163,743,845
Industrials	1,121,596,443	—	—	1,121,596,443
Information Technology	1,208,629,258	—	—	1,208,629,258
Materials	278,644,317	—	—	278,644,317
Telecommunication Services	200,232,000	—	—	200,232,000
Utilities	399,061,672	—	—	399,061,672
Total Common Stocks	8,686,995,974	—	—	8,686,995,974
Exchange-Traded Funds	152,013,600	—	—	152,013,600
Money Market Funds	173,397,626	—	—	173,397,626
Total Investments	9,012,407,200	—	—	9,012,407,200

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $6,190,936,183)	$8,839,009,574
Affiliated issuers (identified cost $173,397,626)	173,397,626
Total investments (identified cost $6,364,333,809)	9,012,407,200
Receivable for:
Investments sold	31,702,173
Capital shares sold	5,243,578
Dividends	24,163,712
Foreign tax reclaims	587,760
Prepaid expenses	10,052
Trustees' deferred compensation plan	201,842
Total assets	9,074,316,317
Liabilities
Payable for:
Capital shares purchased	9,467,126
Investment management fees	130,464
Distribution and/or service fees	37,749
Transfer agent fees	1,785,274
Administration fees	11,023
Compensation of board members	10,383
Chief compliance officer expenses	757
Other expenses	203,824
Trustees' deferred compensation plan	201,842
Total liabilities	11,848,442
Net assets applicable to outstanding capital stock	$9,062,467,875
Represented by
Paid-in capital	$5,970,346,715
Undistributed net investment income	83,763,862
Accumulated net realized gain	360,283,907
Unrealized appreciation (depreciation) on:
Investments	2,648,073,391
Total — representing net assets applicable to outstanding capital stock	$9,062,467,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$2,514,421,528
Shares outstanding	131,870,801
Net asset value per share	$19.07
Maximum offering price per share(a)	$20.23
Class B
Net assets	$8,423,356
Shares outstanding	454,048
Net asset value per share	$18.55
Class C
Net assets	$667,299,637
Shares outstanding	35,990,201
Net asset value per share	$18.54
Class I
Net assets	$238,825,064
Shares outstanding	12,497,330
Net asset value per share	$19.11
Class R
Net assets	$87,646,139
Shares outstanding	4,595,895
Net asset value per share	$19.07
Class R4
Net assets	$179,306,102
Shares outstanding	9,270,541
Net asset value per share	$19.34
Class R5
Net assets	$313,051,319
Shares outstanding	16,191,672
Net asset value per share	$19.33
Class T
Net assets	$81,205,945
Shares outstanding	4,257,606
Net asset value per share	$19.07
Maximum offering price per share(a)	$20.23
Class W
Net assets	$163,947
Shares outstanding	8,602
Net asset value per share	$19.06
Class Y
Net assets	$171,392,250
Shares outstanding	8,857,487
Net asset value per share	$19.35

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class Z
Net assets	$4,800,732,588
Shares outstanding	251,528,956
Net asset value per share	$19.09

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$323,575,708
Dividends — affiliated issuers	215,126
Foreign taxes withheld	(1,463,037)
Total income	322,327,797
Expenses:
Investment management fees	47,320,865
Distribution and/or service fees
Class A	6,386,663
Class B	109,824
Class C	6,345,249
Class R	442,376
Class T	225,282
Class W	443
Transfer agent fees
Class A	4,835,828
Class B	20,725
Class C	1,202,548
Class R	167,499
Class R4	292,639
Class R5	118,015
Class T	159,603
Class W	336
Class Z	9,399,289
Administration fees	3,998,779
Compensation of board members	216,383
Custodian fees	53,465
Printing and postage fees	346,618
Registration fees	256,929
Professional fees	281,118
Chief compliance officer expenses	4,586
Other	319,874
Total expenses	82,504,936
Expense reductions	(5,416)
Total net expenses	82,499,520
Net investment income	239,828,277
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	651,310,209
Net realized gain	651,310,209
Net change in unrealized appreciation (depreciation) on:
Investments	(90,555,502)
Net change in unrealized depreciation	(90,555,502)
Net realized and unrealized gain	560,754,707
Net increase in net assets resulting from operations	$800,582,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations
Net investment income	$239,828,277	$182,344,261
Net realized gain	651,310,209	380,405,883
Net change in unrealized appreciation (depreciation)	(90,555,502)	701,650,579
Net increase in net assets resulting from operations	800,582,984	1,264,400,723
Distributions to shareholders
Net investment income
Class A	(52,103,253)	(48,774,426)
Class B	(146,007)	(163,709)
Class C	(8,413,803)	(6,162,553)
Class I	(5,374,544)	(6,727,718)
Class R	(1,578,399)	(1,296,709)
Class R4	(3,402,520)	(1,589,980)
Class R5	(5,457,400)	(2,521,637)
Class T	(1,686,034)	(1,525,087)
Class W	(3,667)	(60,409)
Class Y	(2,567,649)	(918,221)
Class Z	(113,681,632)	(104,137,594)
Net realized gains
Class A	(154,661,995)	(36,631,156)
Class B	(666,882)	(197,597)
Class C	(39,573,416)	(7,635,089)
Class I	(14,365,670)	(4,234,144)
Class R	(5,290,557)	(1,091,386)
Class R4	(9,059,406)	(1,296,331)
Class R5	(14,959,685)	(1,582,324)
Class T	(5,112,385)	(1,131,873)
Class W	(10,578)	(4,208)
Class Y	(6,207,198)	(870,609)
Class Z	(304,390,865)	(67,557,777)
Total distributions to shareholders	(748,713,545)	(296,110,537)
Increase (decrease) in net assets from capital stock activity	11,393,180	(399,830,870)
Total increase in net assets	63,262,619	568,459,316
Net assets at beginning of year	8,999,205,256	8,430,745,940
Net assets at end of year	$9,062,467,875	$8,999,205,256
Undistributed net investment income	$83,763,862	$38,551,721

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	26,269,621	505,942,202	36,055,778	636,504,270
Distributions reinvested	10,331,773	190,253,019	4,496,666	78,829,571
Redemptions	(39,187,240)	(752,695,905)	(53,787,698)	(962,833,781)
Net decrease	(2,585,846)	(56,500,684)	(13,235,254)	(247,499,940)
Class B shares
Subscriptions	21,032	387,751	89,255	1,522,927
Distributions reinvested	36,713	657,089	16,521	283,289
Redemptions(a)	(299,285)	(5,597,532)	(313,940)	(5,463,321)
Net decrease	(241,540)	(4,552,692)	(208,164)	(3,657,105)
Class C shares
Subscriptions	6,002,211	111,952,235	8,354,924	143,831,392
Distributions reinvested	2,170,132	38,808,347	641,692	11,021,164
Redemptions	(4,643,608)	(86,713,441)	(4,202,097)	(73,154,169)
Net increase	3,528,735	64,047,141	4,794,519	81,698,387
Class I shares
Subscriptions	5,594,689	106,474,361	9,631,223	169,505,506
Distributions reinvested	1,070,164	19,739,985	628,117	10,961,728
Redemptions	(6,427,941)	(125,559,466)	(16,758,388)	(298,440,368)
Net increase (decrease)	236,912	654,880	(6,499,048)	(117,973,134)
Class R shares
Subscriptions	1,140,625	21,963,890	1,436,715	25,425,514
Distributions reinvested	330,558	6,085,152	116,051	2,041,163
Redemptions	(1,471,139)	(28,422,039)	(1,236,288)	(22,071,238)
Net increase	44	(372,997)	316,478	5,395,439
Class R4 shares
Subscriptions	5,530,539	107,109,793	5,872,195	106,859,442
Distributions reinvested	613,952	11,465,118	158,177	2,829,629
Redemptions	(3,272,567)	(63,374,156)	(1,795,401)	(32,248,824)
Net increase	2,871,924	55,200,755	4,234,971	77,440,247
Class R5 shares
Subscriptions	10,412,190	200,727,748	5,721,692	102,523,878
Distributions reinvested	1,070,135	19,961,094	219,606	3,916,104
Redemptions	(3,417,656)	(65,975,002)	(1,578,647)	(28,835,154)
Net increase	8,064,669	154,713,840	4,362,651	77,604,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	66,333	1,232,587	45,786	809,219
Distributions reinvested	301,380	5,551,683	124,591	2,185,641
Redemptions	(606,677)	(11,668,345)	(619,844)	(11,017,024)
Net decrease	(238,964)	(4,884,075)	(449,467)	(8,022,164)
Class W shares
Subscriptions	—	—	113,460	1,959,011
Distributions reinvested	762	14,026	3,839	64,498
Redemptions	(2,314)	(44,286)	(656,856)	(11,525,403)
Net decrease	(1,552)	(30,260)	(539,557)	(9,501,894)
Class Y shares
Subscriptions	7,596,631	146,686,169	4,491,964	80,781,456
Distributions reinvested	469,395	8,774,622	99,355	1,788,719
Redemptions	(3,290,753)	(63,347,250)	(578,024)	(10,515,348)
Net increase	4,775,273	92,113,541	4,013,295	72,054,827
Class Z shares
Subscriptions	38,193,664	733,215,171	46,759,781	827,016,801
Distributions reinvested	11,487,818	211,842,271	5,022,547	88,070,335
Redemptions	(64,156,290)	(1,234,053,711)	(69,756,764)	(1,242,457,497)
Net decrease	(14,474,808)	(288,996,269)	(17,974,436)	(327,370,361)
Total net increase (decrease)	1,934,847	11,393,180	(21,184,012)	(399,830,870)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$19.02		$17.05		$13.96		$12.16		$12.12		$11.18
Income from investment operations:
Net investment income	0.48		0.35		0.34		0.25		0.29		0.28
Net realized and unrealized gain	1.17		2.20		3.09		1.73		0.03	(b)	0.94
Total from investment operations	1.65		2.55		3.43		1.98		0.32		1.22
Less distributions to shareholders:
Net investment income	(0.40)		(0.34)		(0.34)		(0.18)		(0.28)		(0.28)
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.60)		(0.58)		(0.34)		(0.18)		(0.28)		(0.28)
Net asset value, end of period	$19.07		$19.02		$17.05		$13.96		$12.16		$12.12
Total return	9.08%		15.25%		24.91%		16.26%		2.56%		11.02%
Ratios to average net assets(c)
Total gross expenses	1.02%		1.02%		1.04%		1.06	%(d)	1.09%		1.07%
Total net expenses(e)	1.02	%(f)	1.02	%(f)	1.03	%(f)	1.00	%(d)	1.03	%(f)	1.05	%(f)
Net investment income	2.52%		1.96%		2.20%		2.71	%(d)	2.23%		2.41%
Supplemental data
Net assets, end of period (in thousands)	$2,514,422		$2,556,782		$2,518,406		$1,729,495		$1,103,389		$728,219
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$18.54		$16.64		$13.63		$11.89		$11.86		$10.94
Income from investment operations:
Net investment income	0.30		0.21		0.22		0.18		0.19		0.19
Net realized and unrealized gain	1.16		2.14		3.02		1.69		0.03	(b)	0.93
Total from investment operations	1.46		2.35		3.24		1.87		0.22		1.12
Less distributions to shareholders:
Net investment income	(0.25)		(0.21)		(0.23)		(0.13)		(0.19)		(0.20)
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.45)		(0.45)		(0.23)		(0.13)		(0.19)		(0.20)
Net asset value, end of period	$18.55		$18.54		$16.64		$13.63		$11.89		$11.86
Total return	8.26%		14.33%		23.99%		15.69%		1.74%		10.24%
Ratios to average net assets(c)
Total gross expenses	1.77%		1.77%		1.79%		1.81	%(d)	1.85%		1.82%
Total net expenses(e)	1.77	%(f)	1.77	%(f)	1.77	%(f)	1.75	%(d)	1.79	%(f)	1.80	%(f)
Net investment income	1.60%		1.22%		1.47%		1.96	%(d)	1.48%		1.67%
Supplemental data
Net assets, end of period (in thousands)	$8,423		$12,896		$15,034		$15,095		$15,659		$21,126
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$18.53		$16.63		$13.62		$11.88		$11.85		$10.93
Income from investment operations:
Net investment income	0.34		0.21		0.22		0.18		0.19		0.19
Net realized and unrealized gain	1.12		2.13		3.02		1.69		0.03	(b)	0.93
Total from investment operations	1.46		2.34		3.24		1.87		0.22		1.12
Less distributions to shareholders:
Net investment income	(0.25)		(0.20)		(0.23)		(0.13)		(0.19)		(0.20)
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.45)		(0.44)		(0.23)		(0.13)		(0.19)		(0.20)
Net asset value, end of period	$18.54		$18.53		$16.63		$13.62		$11.88		$11.85
Total return	8.26%		14.33%		24.00%		15.71%		1.74%		10.25%
Ratios to average net assets(c)
Total gross expenses	1.77%		1.77%		1.79%		1.81	%(d)	1.84%		1.82%
Total net expenses(e)	1.77	%(f)	1.77	%(f)	1.78	%(f)	1.75	%(d)	1.78	%(f)	1.80	%(f)
Net investment income	1.83%		1.24%		1.45%		1.96	%(d)	1.49%		1.66%
Supplemental data
Net assets, end of period (in thousands)	$667,300		$601,468		$459,966		$279,093		$181,875		$94,091
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended September 30,
Class I	2015	2014	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.06	$17.09	$13.99	$12.18		$12.13		$12.14
Income from investment operations:
Net investment income	0.58	0.42	0.41	0.28		0.35		0.01
Net realized and unrealized gain (loss)	1.15	2.20	3.09	1.73		0.03	(c)	(0.02)
Total from investment operations	1.73	2.62	3.50	2.01		0.38		(0.01)
Less distributions to shareholders:
Net investment income	(0.48)	(0.41)	(0.40)	(0.20)		(0.33)		—
Net realized gains	(1.20)	(0.24)	—	—		—		—
Total distributions to shareholders	(1.68)	(0.65)	(0.40)	(0.20)		(0.33)		—
Net asset value, end of period	$19.11	$19.06	$17.09	$13.99		$12.18		$12.13
Total return	9.54%	15.72%	25.42%	16.53%		3.02%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	0.58%	0.58%	0.60%	0.63	%(e)	0.67%		0.71	%(e)
Total net expenses(f)	0.58%	0.58%	0.60%	0.63	%(e)	0.67	%(g)	0.71	%(e)(g)
Net investment income	3.04%	2.35%	2.64%	3.08	%(e)	2.62%		8.17	%(e)
Supplemental data
Net assets, end of period (in thousands)	$238,825	$233,626	$320,524	$271,694		$249,778		$2
Portfolio turnover	27%	19%	24%	23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$19.02		$17.05		$13.96		$12.17		$12.13		$11.18
Income from investment operations:
Net investment income	0.44		0.31		0.30		0.23		0.26		0.27
Net realized and unrealized gain	1.16		2.19		3.09		1.72		0.03	(b)	0.93
Total from investment operations	1.60		2.50		3.39		1.95		0.29		1.20
Less distributions to shareholders:
Net investment income	(0.35)		(0.29)		(0.30)		(0.16)		(0.25)		(0.25)
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.55)		(0.53)		(0.30)		(0.16)		(0.25)		(0.25)
Net asset value, end of period	$19.07		$19.02		$17.05		$13.96		$12.17		$12.13
Total return	8.80%		14.96%		24.60%		16.03%		2.30%		10.84%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.27%		1.29%		1.31	%(d)	1.34%		1.32%
Total net expenses(e)	1.27	%(f)	1.27	%(f)	1.28	%(f)	1.25	%(d)	1.28	%(f)	1.30	%(f)
Net investment income	2.28%		1.73%		1.95%		2.46	%(d)	1.98%		2.27%
Supplemental data
Net assets, end of period (in thousands)	$87,646		$87,406		$72,979		$32,183		$13,101		$8,577
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.27		$17.27		$14.65
Income from investment operations:
Net investment income	0.57		0.42		0.20
Net realized and unrealized gain	1.14		2.20		2.60
Total from investment operations	1.71		2.62		2.80
Less distributions to shareholders:
Net investment income	(0.44)		(0.38)		(0.18)
Net realized gains	(1.20)		(0.24)		—
Total distributions to shareholders	(1.64)		(0.62)		(0.18)
Net asset value, end of period	$19.34		$19.27		$17.27
Total return	9.33%		15.51%		19.22%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.77%		0.82	%(c)
Total net expenses(d)	0.77	%(e)	0.77	%(e)	0.82	%(c)
Net investment income	2.93%		2.29%		2.17	%(c)
Supplemental data
Net assets, end of period (in thousands)	$179,306		$123,274		$37,359
Portfolio turnover	27%		19%		24%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.26	$17.26	$14.65
Income from investment operations:
Net investment income	0.62	0.43	0.22
Net realized and unrealized gain	1.12	2.21	2.58
Total from investment operations	1.74	2.64	2.80
Less distributions to shareholders:
Net investment income	(0.47)	(0.40)	(0.19)
Net realized gains	(1.20)	(0.24)	—
Total distributions to shareholders	(1.67)	(0.64)	(0.19)
Net asset value, end of period	$19.33	$19.26	$17.26
Total return	9.48%	15.68%	19.27%
Ratios to average net assets(b)
Total gross expenses	0.63%	0.64%	0.65	%(c)
Total net expenses(d)	0.63%	0.64%	0.65	%(c)
Net investment income	3.19%	2.41%	2.41	%(c)
Supplemental data
Net assets, end of period (in thousands)	$313,051	$156,525	$64,986
Portfolio turnover	27%	19%	24%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class T	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$19.02		$17.05		$13.96		$12.17		$12.13		$11.18
Income from investment operations:
Net investment income	0.48		0.34		0.33		0.24		0.29		0.28
Net realized and unrealized gain	1.16		2.20		3.09		1.72		0.03	(b)	0.95
Total from investment operations	1.64		2.54		3.42		1.96		0.32		1.23
Less distributions to shareholders:
Net investment income	(0.39)		(0.33)		(0.33)		(0.17)		(0.28)		(0.28)
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.59)		(0.57)		(0.33)		(0.17)		(0.28)		(0.28)
Net asset value, end of period	$19.07		$19.02		$17.05		$13.96		$12.17		$12.13
Total return	9.03%		15.19%		24.85%		16.14%		2.51%		11.06%
Ratios to average net assets(c)
Total gross expenses	1.04%		1.07%		1.09%		1.11	%(d)	1.15%		1.12%
Total net expenses(e)	1.04	%(f)	1.07	%(f)	1.08	%(f)	1.05	%(d)	1.09	%(f)	1.10	%(f)
Net investment income	2.49%		1.92%		2.16%		2.65	%(d)	2.18%		2.36%
Supplemental data
Net assets, end of period (in thousands)	$81,206		$85,511		$84,342		$77,344		$72,421		$80,405
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.01		$17.05		$13.96		$12.16		$12.12		$12.13
Income from investment operations:
Net investment income	0.47		0.31		0.33		0.25		0.30		0.01
Net realized and unrealized gain (loss)	1.18		2.23		3.10		1.73		0.02	(c)	(0.02)
Total from investment operations	1.65		2.54		3.43		1.98		0.32		(0.01)
Less distributions to shareholders:
Net investment income	(0.40)		(0.34)		(0.34)		(0.18)		(0.28)		—
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.60)		(0.58)		(0.34)		(0.18)		(0.28)		—
Net asset value, end of period	$19.06		$19.01		$17.05		$13.96		$12.16		$12.12
Total return	9.09%		15.21%		24.91%		16.27%		2.57%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.02%		1.00%		1.04%		1.05	%(e)	1.08%		1.06	%(e)
Total net expenses(f)	1.02	%(g)	1.00	%(g)	1.02	%(g)	1.00	%(e)	1.00	%(g)	1.05	%(e)(g)
Net investment income	2.47%		1.75%		2.20%		2.71	%(e)	2.28%		7.83	%(e)
Supplemental data
Net assets, end of period (in thousands)	$164		$193		$9,373		$47,647		$43,525		$2
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.27	$17.27	$14.66
Income from investment operations:
Net investment income	0.66	0.47	0.23
Net realized and unrealized gain	1.10	2.18	2.58
Total from investment operations	1.76	2.65	2.81
Less distributions to shareholders:
Net investment income	(0.48)	(0.41)	(0.20)
Net realized gains	(1.20)	(0.24)	—
Total distributions to shareholders	(1.68)	(0.65)	(0.20)
Net asset value, end of period	$19.35	$19.27	$17.27
Total return	9.59%	15.72%	19.29%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.59%	0.60	%(c)
Total net expenses(d)	0.59%	0.59%	0.60	%(c)
Net investment income	3.41%	2.58%	2.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$171,392	$78,674	$1,190
Portfolio turnover	27%	19%	24%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$19.03		$17.07		$13.97		$12.17		$12.13		$11.18
Income from investment operations:
Net investment income	0.53		0.39		0.38		0.27		0.33		0.31
Net realized and unrealized gain	1.18		2.19		3.10		1.72		0.03	(b)	0.95
Total from investment operations	1.71		2.58		3.48		1.99		0.36		1.26
Less distributions to shareholders:
Net investment income	(0.45)		(0.38)		(0.38)		(0.19)		(0.32)		(0.31)
Net realized gains	(1.20)		(0.24)		—		—		—		—
Total distributions to shareholders	(1.65)		(0.62)		(0.38)		(0.19)		(0.32)		(0.31)
Net asset value, end of period	$19.09		$19.03		$17.07		$13.97		$12.17		$12.13
Total return	9.40%		15.46%		25.27%		16.39%		2.82%		11.38%
Ratios to average net assets(c)
Total gross expenses	0.77%		0.77%		0.79%		0.80	%(d)	0.84%		0.82%
Total net expenses(e)	0.77	%(f)	0.77	%(f)	0.78	%(f)	0.75	%(d)	0.79	%(f)	0.80	%(f)
Net investment income	2.76%		2.22%		2.46%		2.96	%(d)	2.48%		2.66%
Supplemental data
Net assets, end of period (in thousands)	$4,800,733		$5,062,852		$4,846,586		$3,396,290		$2,227,757		$1,591,420
Portfolio turnover	27%		19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets

Annual Report 2015
32

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2015
33

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.52% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.04% of the Fund's average daily net assets.

Annual Report 2015
34

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's independent Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.19
Class R5	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $5,416.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares

Annual Report 2015
35

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

(comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective October 1, 2014, these fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to October 1, 2014, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended May 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,558,849 for Class A, $2,211 for Class B, $37,671 for Class C and $4,334 for Class T shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.13%	1.16%
Class B	1.88	1.91
Class C	1.88	1.91
Class I	0.75	0.78
Class R	1.38	1.41
Class R4	0.88	0.91
Class R5	0.80	0.83
Class T	1.13	1.21
Class W	1.13	1.16
Class Y	0.75	0.78
Class Z	0.88	0.91

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities.

Annual Report 2015
36

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(201,228)
Accumulated net realized gain	201,228

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$194,414,908	$173,878,043
Long-term capital gains	554,298,637	122,232,494
Total	748,713,545	296,110,537

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	89,152,757
Undistributed long-term capital gains	359,978,873
Net unrealized appreciation	2,643,191,372

At May 31, 2015, the cost of investments for federal income tax purposes was $6,369,215,828 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,719,340,692
Unrealized depreciation	(76,149,320)
Net unrealized appreciation	2,643,191,372

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,415,820,460 and $3,011,215,649, respectively, for the year ended
May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, two unaffiliated shareholders of record owned 44.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Annual Report 2015
37

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
38

COLUMBIA DIVIDEND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund," a series of Columbia Funds Series Trust I) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
39

COLUMBIA DIVIDEND INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	99.09%
Capital Gain Dividend	$676,380,197

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
40

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
41

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
42

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
43

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
44

COLUMBIA DIVIDEND INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia Dividend Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN139_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA HIGH YIELD MUNICIPAL FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA HIGH YIELD MUNICIPAL FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia High Yield Municipal Fund (the Fund) Class A shares returned 5.97% excluding sales charges for the 12-month period ended May 31, 2015. Class Z shares returned 6.19% for the same period.

■  The Fund's Blended Benchmark and the Barclays High Yield Municipal Bond Index returned 4.81% and 5.89%, respectively, during the same 12-month period.

■  The Fund's relative performance was helped by its underweight in Puerto Rico and its overweight in longer maturity issues.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		5.97	6.70	4.35
Including sales charges		2.76	6.05	4.03
Class B	07/15/02
Excluding sales charges		5.19	5.90	3.57
Including sales charges		0.19	5.59	3.57
Class C	07/15/02
Excluding sales charges		5.31	6.05	3.72
Including sales charges		4.31	6.05	3.72
Class R4*	03/19/13	6.18	6.92	4.56
Class R5*	11/08/12	6.27	6.97	4.59
Class Z	03/05/84	6.19	6.91	4.56
Blended Benchmark		4.81	6.24	4.94
Barclays High Yield Municipal Bond Index	05/30/03	5.89	7.37	5.13

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Barclays High Yield Municipal Bond Index and a 40% weighting of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than "BB+" or equivalent by any of the three principal rating agencies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA HIGH YIELD MUNICIPAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Chad Farrington, CFA

Top Ten States/Territories (%) (at May 31, 2015)
California	10.7
Illinois	8.5
Texas	8.4
Florida	7.9
Pennsylvania	4.4
New York	4.2
New Jersey	3.9
Puerto Rico	3.8
Michigan	3.7
Louisiana	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2015, Class A shares of the Fund returned 5.97%, excluding sales charges, and Class Z shares returned 6.19%. During the same time period, the Fund's Blended Benchmark returned 4.81%, and the Barclays High Yield Municipal Bond Index returned 5.89%. The Fund outperformed its benchmark due largely to its underweight in Puerto Rico-related debt and its overweight in bonds with longer maturities. Puerto Rico's bonds underperformed the Blended Benchmark, and the Fund was helped by being significantly underweight in the issuer. The Fund was also overweight in longer maturity bonds, which aided its 12-month results. The yields on bonds maturing longer than 20 years declined during the period (as prices rose), while yields increased for bonds with maturities of 10 years and less (as prices declined).

High-Yield Municipal Bonds Rallied

High-yield municipal bonds enjoyed another year of strong performance at a time of stable credit conditions and continued investor demand for higher yielding investments. Since the new-issue supply of high-yield debt remained fairly low, the strong demand for both higher yielding securities and tax-exempt investments caused credit spreads (the yield advantage of lower quality issues vs. higher quality issues) to decline. In addition, the backdrop of low inflation, modest economic growth, and the apparent likelihood that the U.S. Federal Reserve (Fed) will take an incremental approach to raising rates fueled a broader decline in prevailing yields. These conditions helped support positive returns throughout the bond market, particularly for longer term issues. Puerto Rico was the most volatile issue in the municipal bond market during the period, with most Puerto Rico related bonds falling in price due to continued concerns about the territory's ability to pay its outstanding debts.

Contributors and Detractors

Outside of the Fund's underweight in Puerto Rico and its overweight in longer maturity bonds, the largest contribution to returns came from an overweight position in continuing care retirement communities (CRCCs), the strongest performing sector in the benchmark. The sector's higher yields and stable credit performance boosted its return during the 12-month period and led to robust relative performance for the Fund's holdings in Altavita (California) and Mirabella Seattle (Washington State), among other issuers. However, three of the Fund's holdings in individual CRCC issuers — Sears Tyler Methodist (Texas), Glenmoor (Florida), Deerfield Retirement Community (Iowa) — defaulted or moved to distressed levels during the period. The underperformance of these holdings offset some of the positive impact of being overweight in the group.

The Fund's performance was helped by its positions in longer maturity zero-coupon bonds. This market segment, which tends to have an above-average sensitivity to movements in prevailing rates, performed very well at a time of falling yields. Among individual securities, two of the Fund's top performers were Renaissance Charter School (Florida), which was helped by its high coupon and stable credit performance, and Silver Cross Medical Center (Illinois), which rose in price after the issuer initiated an

Annual Report 2015
4

COLUMBIA HIGH YIELD MUNICIPAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

advanced refunding, through which it paid off existing debt by issuing new bonds at a lower yield. In addition, certain lower rated credits with high coupons experienced strong appreciation during the period due to favorable credit conditions and the strength in investor demand for higher yielding securities.

An underweight in tobacco bonds detracted from performance, but we made up some of the shortfall by holding positions in individual tobacco issuers that outperformed. Tobacco is one of the largest sector weightings in the Barclays High Yield Municipal Bond Index, but we normally maintain an underweight in the group due to its high volatility. As a result, strong relative performance for the sector typically acts as a headwind to the Fund.

Portfolio Activity

We maintained our buying discipline as the bond market rallied and yield spreads declined throughout most of the period. Since there were fewer attractive buying opportunities at times, we maintained an above-average cash position. The Fund's overall credit quality increased, while its duration (or interest-rate sensitivity) declined relative to the Blended Benchmark.

Looking Ahead

Valuations in the high-yield market improved near the end of the period, as Moody's Investor Service downgraded Chicago's credit rating to below investment grade in mid-May. In addition, investors began to position for the growing likelihood that the Fed will raise interest rates before the end of 2015. These developments introduced some volatility and caused yield spreads to widen somewhat.

In this environment, we believe that the Fund's somewhat more cautious current positioning provides us with the ability to take advantage of potential buying opportunities at higher yields, while seeking to maintain sufficient liquidity to meet any possible outflows that typically accompany periods in which rates are rising.

Quality Breakdown (%) (at May 31, 2015)
AAA rating	0.1
AA rating	8.3
A rating	17.4
BBB rating	24.3
BB rating	8.6
B rating	5.1
CCC rating	3.0
CC rating	0.8
Not rated	32.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA HIGH YIELD MUNICIPAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
6

COLUMBIA HIGH YIELD MUNICIPAL FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.50	1,020.64	4.34	4.33	0.86
Class B	1,000.00	1,000.00	1,021.60	1,016.90	8.11	8.10	1.61
Class C	1,000.00	1,000.00	1,022.20	1,017.40	7.61	7.59	1.51
Class R4	1,000.00	1,000.00	1,026.50	1,021.64	3.33	3.33	0.66
Class R5	1,000.00	1,000.00	1,026.90	1,022.04	2.93	2.92	0.58
Class Z	1,000.00	1,000.00	1,026.50	1,021.64	3.33	3.33	0.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 93.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALASKA 0.7%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/41	7.750%	5,000,000	5,696,950
ARIZONA 2.6%
City of Glendale Water & Sewer Refunding Revenue Bonds Senior Lien Series 2015 07/01/27	5.000%	2,500,000	2,951,550
Industrial Development Authority of the County of Pima (The) Refunding Revenue Bonds Facility-Edkey Charter Schools Project Series 2013 07/01/33	6.000%	2,000,000	2,005,780
07/01/43	6.000%	2,500,000	2,446,625
07/01/48	6.000%	1,500,000	1,445,595
Revenue Bonds American Charter Schools Foundation Series 2007A 07/01/38	5.625%	3,840,000	3,619,930
Maricopa County Pollution Control Corp. Revenue Bonds El Paso Electric Co. Project Series 2009B 04/01/40	7.250%	3,600,000	4,178,016
Surprise Municipal Property Corp. Revenue Bonds Series 2007 04/01/32	4.900%	2,000,000	2,034,340
Yavapai County Industrial Development Authority Revenue Bonds Yavapai Regional Medical Center Series 2008B 08/01/37	5.625%	3,500,000	3,695,440
Total			22,377,276
CALIFORNIA 10.1%
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(a)(b) 07/01/18	6.000%	1,660,000	1,644,280
Cabazon Band Mission Indians(a)(b)(c)(d) Revenue Bonds Mortgage Notes Series 2004 10/01/11	13.000%	405,000	202,277
10/01/15	8.375%	560,000	188,692
10/01/19	8.750%	2,785,000	938,127
Series 2010 10/01/20	8.375%	1,420,000	538,677

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority Refunding Revenue Bonds Northern California Presbyterian Series 2015 07/01/39	5.000%	900,000	1,001,745
California Housing Finance Agency(e) Revenue Bonds Home Mortgage Series 2006K AMT 08/01/26	4.625%	4,865,000	4,908,055
Series 2008K AMT 08/01/33	5.550%	2,545,000	2,568,923
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT(a)(c)(e) 12/01/32	7.500%	1,835,000	2,087,643
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/37	5.000%	1,250,000	1,391,463
California Statewide Communities Development Authority Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/44	5.250%	1,500,000	1,522,770
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	2,750,000	3,051,813
Aspire Public Schools Series 2010 07/01/46	6.125%	2,990,000	3,192,094
Loma Linda University Medical Center Series 2014 12/01/44	5.250%	500,000	536,340
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/34	5.000%	1,775,000	1,912,367
City of Carson Special Assessment Bonds Assessment District No. 92-1 Series 1992 09/02/22	7.375%	80,000	80,627
City of Long Beach Revenue Bonds Series 2015(f) 05/15/45	5.000%	500,000	532,280
City of Los Angeles Department of Airports Revenue Bonds Senior Series 2015A AMT(e) 05/15/27	5.000%	1,250,000	1,460,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Santa Maria Water & Wastewater Refunding Revenue Bonds Series 2012A(g) 02/01/25	0.000%	3,100,000	2,038,343
City of Upland Certificate of Participation San Antonio Community Hospital Series 2011 01/01/41	6.500%	5,000,000	5,779,950
Compton Unified School District Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C(g) 06/01/25	0.000%	2,310,000	1,534,163
County of Sacramento Airport System Revenue Bonds Subordinated Series 2009D 07/01/35	6.000%	2,500,000	2,824,975
Empire Union School District Special Tax Bonds Communities Facilities District No. 1987-1 Series 2002A (AMBAC)(g) 10/01/21	0.000%	1,665,000	1,346,302
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/43	6.500%	5,000,000	5,932,300
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1 06/01/47	5.125%	3,000,000	2,341,560
Hesperia Public Financing Authority Tax Allocation Bonds Redevelopment & Housing Projects Series 2007A 09/01/27	5.500%	5,430,000	5,604,412
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/39	6.500%	5,000,000	6,561,800
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	2,000,000	2,000,920
Palomar Health Certificate of Participation Series 2010 11/01/41	6.000%	2,500,000	2,660,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	4,772,329
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/39	6.625%	1,500,000	1,724,325
State of California Department of Veterans Affairs Revenue Bonds Series 2012A 12/01/25	3.500%	5,000,000	5,235,450
State of California Unlimited General Obligation Bonds Various Purpose Series 2012 04/01/42	5.000%	3,000,000	3,340,890
University of California Refunding Revenue Bonds Series 2015AO 05/15/27	5.000%	2,000,000	2,410,620
Series 2015I 05/15/27	5.000%	2,000,000	2,402,860
Total			86,269,797
COLORADO 1.4%
Foothills Metropolitan District Special Assessment Bonds Series 2014 12/01/38	6.000%	4,250,000	4,508,357
Regional Transportation District Certificate of Participation Series 2014A 06/01/39	5.000%	7,000,000	7,768,810
Total			12,277,167
CONNECTICUT 1.3%
Connecticut State Development Authority Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 08/15/27	5.500%	500,000	513,980
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	4,000,000	4,780,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mohegan Tribe of Indians of Connecticut(a)(b) Revenue Bonds Public Improvement-Priority Distribution Series 2001 01/01/31	6.250%	4,475,000	4,474,597
Series 2003 01/01/33	5.250%	1,000,000	935,210
Total			10,704,147
DELAWARE 0.2%
Centerline Equity Issuer Trust Secured AMT(a)(e) 05/15/19	6.300%	1,000,000	1,140,550
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT(c)(e) 06/01/28	6.250%	670,000	670,255
Total			1,810,805
DISTRICT OF COLUMBIA 0.8%
Metropolitan Washington Airports Authority(e) Refunding Revenue Bonds Series 2014A AMT 10/01/23	5.000%	2,000,000	2,372,540
Revenue Bonds Airport System Series 2012A AMT 10/01/24	5.000%	4,000,000	4,633,120
Total			7,005,660
FLORIDA 7.4%
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(c) 07/15/32	7.000%	1,370,000	547,959
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/28	6.250%	675,000	724,113
01/01/43	6.375%	2,250,000	2,388,262
County of Miami-Dade Refunding Revenue Bonds Subordinated Series 2012B 10/01/37	5.000%	1,530,000	1,687,743
County of Miami-Dade(g) Revenue Bonds Capital Appreciation Subordinated Series 2009B 10/01/41	0.000%	20,000,000	5,665,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2010A 09/15/40	6.000%	3,750,000	3,899,250
Series 2012A 06/15/43	6.125%	5,500,000	5,595,645
Renaissance Charter School Projects Series 2013A 06/15/44	8.500%	5,000,000	5,819,450
Florida Development Finance Corp.(a) Revenue Bonds Miami Arts Charter School Project Series 2014A 06/15/44	6.000%	4,350,000	4,401,243
Mid-Bay Bridge Authority Prerefunded 10/01/21 Revenue Bonds Series 2011A 10/01/40	7.250%	4,000,000	5,224,800
Middle Village Community Development District Special Assessment Bonds Series 2004A(c) 05/01/35	6.000%	1,855,000	1,573,838
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Towers Series 2005 07/01/26	5.700%	2,000,000	2,003,780
Mayflower Retirement Center Series 2012 06/01/42 5.125% 750,000 794,235 Revenue Bonds 1st Mortgage-Orlando Lutheran Towers Series 2007 07/01/32 5.500% 350,000 360,409 07/01/38	5.500%	1,750,000	1,798,492
Orange County Industrial Development Authority Revenue Bonds VITAG Florida LLC Project Series 2014 AMT(a)(e) 07/01/36	8.000%	5,000,000	5,040,450
Palm Beach County Health Facilities Authority Revenue Bonds Sinai Residences Boca Raton Series 2014 06/01/49	7.500%	1,250,000	1,441,638
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/32	5.500%	4,000,000	4,178,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Seven Oaks Community Development District II Special Assessment Bonds Series 2004A 05/01/35	5.875%	380,000	357,162
Series 2004B 05/01/16	7.500%	625,000	628,163
South Lake County Hospital District Revenue Bonds South Lake Hospital, Inc. Series 2010A 04/01/39	6.250%	2,000,000	2,207,200
St. Johns County Industrial Development Authority Refunding Revenue Bonds Bayview Project Series 2007A 10/01/41	5.250%	3,725,000	3,251,254
St. Johns County Industrial Development Authority(c) Refunding Revenue Bonds Glenmoor Project Subordinated Series 2014B 01/01/49	2.500%	1,186,427	12
St. Johns County Industrial Development Authority(h) Refunding Revenue Bonds Glenmoor Project Series 2014A 01/01/49	1.344%	3,206,250	1,110,741
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	1,840,000	1,804,120
Westridge Community Development District Special Assessment Bonds Series 2005(c)(d) 05/01/37	5.800%	2,650,000	998,467
Total			63,501,906
GEORGIA 2.6%
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	4,500,000	4,883,040
Fulton County Residential Care Facilities for the Elderly Authority Revenue Bonds 1st Mortgage-Lenbrook Project Series 2006A 07/01/29	5.000%	3,000,000	3,036,030
Georgia State Road & Tollway Authority Revenue Bonds Convertible Cabs I-75 S Expressway Series 2014S(a)(h) 06/01/49	0.000%	9,100,000	4,963,049

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V Escrowed to Maturity 01/01/18	6.600%	530,000	577,700
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(e) 01/01/34	6.125%	5,000,000	5,137,850
Savannah Economic Development Authority Refunding Revenue Bonds Marshes Skidaway Island Project Series 2013 01/01/49	7.250%	3,500,000	4,018,525
Total			22,616,194
GUAM 0.6%
Guam Department of Education Certificate of Participation John F. Kennedy High School Series 2010A(b) 12/01/40	6.875%	4,750,000	5,294,730
HAWAII 0.7%
State of Hawaii Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A 11/15/44	9.000%	2,375,000	3,014,516
Hawaii Pacific University Series 2013A 07/01/43	6.875%	2,800,000	3,171,000
Total			6,185,516
IDAHO 0.5%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/49	8.125%	4,000,000	4,284,320
ILLINOIS 8.0%
Chicago Park District Limited General Obligation Refunding Bonds Limited Tax Series 2014B 01/01/26	5.000%	1,500,000	1,584,615
City of Chicago Unlimited General Obligation Bonds Project Series 2011A 01/01/40	5.000%	1,000,000	941,970
Series 2009C 01/01/40	5.000%	2,500,000	2,354,925

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2014A 01/01/33	5.250%	1,000,000	983,050
01/01/36	5.000%	3,000,000	2,844,690
City of Chicago(f) Unlimited General Obligation Refunding Bonds Series 2007F 01/01/42	5.500%	1,000,000	990,290
Du Page County Special Service Area No. 31 Special Tax Bonds Monarch Landing Project Series 2006 03/01/36	5.625%	750,000	753,818
Illinois Finance Authority Prerefunded 08/15/19 Revenue Bonds Silver Cross & Medical Centers Series 2009 08/15/44	7.000%	5,000,000	6,133,050
Refunding Revenue Bonds Chicago Charter School Project Series 2007 12/01/36	5.000%	1,750,000	1,759,818
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	3,450,000	3,995,617
Columbia College Series 2007 (NPFGC) 12/01/37	5.000%	5,000,000	5,131,250
Provena Health Series 2009A 08/15/34	7.750%	4,000,000	4,875,400
Riverside Health System Series 2009 11/15/35	6.250%	3,000,000	3,481,710
Smith Village Project Series 2005A 11/15/35	6.250%	2,750,000	2,765,867
Illinois Finance Authority(c)(d) Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37	6.000%	1,000,000	149,810
Illinois State Toll Highway Authority Refunding Revenue Bonds Series 2014-A 12/01/21	5.000%	1,525,000	1,788,627
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Place Project Series 2010B-2 06/15/50	5.000%	5,000,000	5,104,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,902,750
Southwestern Illinois Development Authority Revenue Bonds Anderson Hospital Series 2006 08/15/26	5.125%	1,245,000	1,259,567
State of Illinois Unlimited General Obligation Bonds Series 2014 05/01/29	5.000%	3,500,000	3,616,900
Village of Annawan Tax Allocation Bonds Patriot Renewable Fuels LLC Project Series 2007 01/01/18	5.625%	2,175,000	2,167,910
Village of Hillside Tax Allocation Bonds Senior Lien-Mannheim Redevelopment Project Series 2008 01/01/28	7.000%	5,240,000	5,639,078
Village of Lincolnshire Special Tax Bonds Sedgebrook Project Series 2004 03/01/34	6.250%	673,000	684,279
Volo Village Special Service Area No. 3 Special Tax Bonds Symphony Meadows Project Series 2006-1 03/01/36	6.000%	3,489,000	3,507,038
Total			68,416,829
INDIANA 0.4%
City of Portage Tax Allocation Bonds Ameriplex Project Series 2006 07/15/23	5.000%	700,000	715,386
Indiana Health & Educational Facilities Financing Authority Prerefunded 11/15/15 Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/35	5.250%	2,750,000	2,812,013
Total			3,527,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
IOWA 1.0%
Iowa Finance Authority Revenue Bonds Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	5,000,000	5,553,400
Iowa Finance Authority(c)(h) Refunding Revenue Bonds Deerfield Retirement Community Series 2014 05/15/56	0.000%	401,062	401
Iowa Finance Authority(h) Refunding Revenue Bonds Deerfield Retirement Community Series 2014 11/15/46	2.700%	2,138,019	883,130
Iowa Student Loan Liquidity Corp. Revenue Bonds Senior Series 2011A-2 AMT(e) 12/01/30	5.850%	1,800,000	1,931,058
Total			8,367,989
KANSAS 1.9%
City of Lenexa Revenue Bonds Lakeview Village, Inc. Project Series 2009 05/15/29	7.125%	500,000	561,765
05/15/39	7.250%	1,500,000	1,680,120
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Foundation Series 2007A 05/15/29	5.000%	2,680,000	2,702,324
City of Overland Park Revenue Bonds Prairiefire-Lionsgate Project Series 2012 12/15/32	6.000%	6,000,000	5,961,240
Wyandotte County-Kansas City Unified Government Revenue Bonds Legends Village West Project Series 2006 10/01/28	4.875%	5,245,000	5,251,714
Total			16,157,163
KENTUCKY 0.1%
Kentucky Economic Development Finance Authority Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/38	6.000%	1,150,000	1,227,959

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
LOUISIANA 3.4%
Juban Crossing Economic Development District Refunding Revenue Bonds Drainage Projects Series 2015B 09/15/44	7.000%	750,000	758,415
General Infrastructure Projects Series 2015C 09/15/44	7.000%	3,665,000	3,706,121
Road Projects Series 2015A 09/15/44	7.000%	1,335,000	1,349,979
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	5,000,000	5,999,750
Louisiana Public Facilities Authority(e) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	5,000,000	5,774,150
Louisiana Pellets, Inc. Project Series 2013 AMT 07/01/39	10.500%	5,000,000	5,463,850
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	5,000,000	5,693,350
Total			28,745,615
MARYLAND 0.7%
Maryland Economic Development Corp. Revenue Bonds University of Maryland-College Park Projects Series 2008 06/01/43	5.875%	2,590,000	2,820,847
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds University of Maryland Medical System Series 2015 07/01/34	5.000%	2,750,000	3,024,312
Resolution Trust Corp. Pass-Through Certificates Series 1993A(c) 12/01/16	8.500%	455,481	455,131
Total			6,300,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MASSACHUSETTS 2.3%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,000,000	976,380
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	4,200,000	4,735,626
Linden Ponds, Inc. Facility Series 2011A-2 11/15/46	5.500%	279,667	238,766
Massachusetts Development Finance Agency(c)(g) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	1,391,019	8,443
Massachusetts Educational Financing Authority(e) Revenue Bonds Education Loan Series 2014-I AMT 01/01/21	5.000%	1,885,000	2,097,100
Series 2008H (AGM) AMT 01/01/30	6.350%	1,960,000	2,066,448
Series 2012J AMT 07/01/21	5.000%	3,000,000	3,350,220
Massachusetts Health & Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Boston Medical Center Series 2008 07/01/38	5.250%	525,000	590,132
Revenue Bonds Milford Regional Medical Center Series 2007E 07/15/32	5.000%	1,250,000	1,269,837
Unrefunded Revenue Bonds Boston Medical Center Series 2008 07/01/38	5.250%	4,475,000	4,690,203
Total			20,023,155
MICHIGAN 3.4%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/33	6.000%	5,750,000	5,808,132
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/23	5.000%	3,025,000	3,384,128
07/01/39	5.250%	1,375,000	1,469,628

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2011A 07/01/41	5.250%	1,445,000	1,529,691
Series 2011C 07/01/41	5.000%	1,025,000	1,071,412
Michigan Finance Authority Refunding Revenue Bonds Series 2014H1 10/01/22	5.000%	1,075,000	1,234,498
Revenue Bonds School District of the City of Detroit Series 2012 06/01/20	5.000%	1,000,000	1,094,590
Michigan State Hospital Finance Authority Refunding Revenue Bonds Henry Ford Health System Series 2006A 11/15/46	5.250%	3,000,000	3,131,520
Michigan Tobacco Settlement Finance Authority Revenue Bonds Senior Series 2007A 06/01/34	6.000%	1,000,000	877,250
06/01/48	6.000%	11,000,000	9,195,340
Summit Academy North Refunding Revenue Bonds Series 2005 11/01/35	5.500%	750,000	732,885
Total			29,529,074
MINNESOTA 1.4%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A 11/01/46	7.000%	4,070,000	4,370,000
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007 10/01/27	5.200%	2,375,000	2,348,020
Minneapolis/St. Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA/FNMA) AMT(e) 12/01/38	5.000%	9,452	9,462

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Paul Housing & Redevelopment Authority Revenue Bonds Healtheast Project Series 2005 11/15/30	6.000%	3,000,000	3,061,770
11/15/35	6.000%	2,000,000	2,041,000
Total			11,830,252
MISSISSIPPI 0.4%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	1,995,000	2,509,670
County of Lowndes(h) Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992B 04/01/22	6.700%	230,000	286,681
Rankin County Five Lakes Utility District Series 1994(c) 07/15/37	7.000%	240,000	240,166
Total			3,036,517
MISSOURI 3.1%
City of Kansas City Tax Allocation Bonds Kansas City-Maincor Project Series 2007A Escrowed to Maturity 03/01/18	5.250%	700,000	750,995
Shoal Creek Parkway Project Series 2011 06/01/25	6.500%	2,900,000	2,930,537
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/39	6.875%	5,000,000	5,290,650
Grundy County Industrial Development Authority Revenue Bonds Wright Memorial Hospital Series 2009 09/01/34	6.750%	2,250,000	2,422,237
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/45	8.250%	4,500,000	5,127,615
Saline County Industrial Development Authority Revenue Bonds John Fitzgibbon Memorial Hospital, Inc. Series 2005 12/01/35	5.625%	5,485,000	5,529,977

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority Refunding Revenue Bonds Ranken Jordan Project Series 2007 11/15/35	5.000%	1,300,000	1,291,745
Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	3,000,000	3,106,350
Total			26,450,106
MONTANA 0.1%
Montana Facility Finance Authority Revenue Bonds Senior Living-St. John's Lutheran Ministry Series 2006A 05/15/36	6.125%	1,000,000	1,021,910
NEBRASKA 1.7%
Central Plains Energy Project Revenue Bonds Project #3 Series 2012 09/01/42	5.000%	5,000,000	5,350,900
Public Power Generation Agency Refunding Revenue Bonds Whelan Energy Center Unit Series 2015 01/01/28	5.000%	8,000,000	9,102,880
Total			14,453,780
NEVADA 0.9%
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(a) 06/15/28	6.750%	5,000,000	5,369,100
State of Nevada Department of Business & Industry Revenue Bonds Somerset Academy Series 2015A(a) 12/15/45	5.125%	2,515,000	2,499,558
Total			7,868,658
NEW HAMPSHIRE —%
New Hampshire Business Finance Authority Revenue Bonds Pennichuck Water Works, Inc. Project Series 1988 Escrowed to Maturity AMT(e)(h) 07/01/18	7.500%	125,000	136,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW JERSEY 3.2%
Middlesex County Improvement Authority(c)(d) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,250,000	61,938
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25	6.125%	2,750,000	137,088
01/01/37	6.250%	6,450,000	316,050
New Jersey Economic Development Authority Refunding Revenue Bonds Seabrook Village, Inc. Facility Series 2006 11/15/36	5.250%	2,250,000	2,288,857
Revenue Bonds Provident Group-Rowan Properties LLC Series 2015 01/01/48	5.000%	960,000	1,010,774
New Jersey Economic Development Authority(e) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	3,990,000	4,011,666
Revenue Bonds UMM Energy Partners LLC Series 2012A AMT 06/15/43	5.125%	2,000,000	2,106,160
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	3,000,000	3,323,130
New Jersey Higher Education Student Assistance Authority(e) Revenue Bonds Senior Series 2013-1A AMT 12/01/21	5.000%	1,500,000	1,681,905
Senior Series 2014-1A-1 AMT 12/01/22	5.000%	1,000,000	1,121,020
Subordinated Series 2013-1B AMT 12/01/43	4.750%	5,000,000	5,044,000
New Jersey Transportation Trust Fund Authority Revenue Bonds Capital Appreciation Transportation System Series 2006C(g) 12/15/32	0.000%	10,000,000	4,365,900
Tobacco Settlement Financing Corp. Revenue Bonds Capital Appreciation Series 2007-1C(g) 06/01/41	0.000%	7,500,000	1,800,450
Total			27,268,938

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW YORK 4.0%
Build NYC Resource Corp. Revenue Bonds International Leadership Charter School Series 2013 07/01/43	6.000%	4,330,000	4,187,240
City of New York Unlimited General Obligation Refunding Bonds Series 2014J 08/01/23	5.000%	3,000,000	3,602,910
Series 2015C 08/01/27	5.000%	4,000,000	4,730,760
Jefferson County Industrial Development Agency Revenue Bonds Green Bonds Series 2014 AMT(e) 01/01/24	5.250%	1,900,000	1,812,676
Nassau County Tobacco Settlement Corp. Asset-Backed Revenue Bonds Capital Appreciation Third Series 2006D(g) 06/01/60	0.000%	25,000,000	110,500
New York City Water & Sewer System Refunding Revenue Bonds 2nd General Resolution Series 2015FF 06/15/27	5.000%	2,645,000	3,172,862
New York State Dormitory Authority Prerefunded 07/01/17 Revenue Bonds New York University Hospital Center Series 2007B 07/01/37	5.625%	2,000,000	2,204,340
Revenue Bonds NYU Hospitals Center Series 2011A 07/01/40	6.000%	1,000,000	1,147,700
Port Authority of New York & New Jersey(e) Refunding Revenue Bonds Consolidated 186th Series 2014-186 AMT 10/15/22	5.000%	5,000,000	5,882,100
Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	120,000	119,983
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Series 2012B(g) 11/15/32	0.000%	13,185,000	7,120,164
Total			34,091,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NORTH CAROLINA 0.8%
Durham Housing Authority Revenue Bonds Magnolia Pointe Apartments Series 2005 AMT(c)(e) 02/01/38	5.650%	3,108,315	3,157,706
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	3,320,000	3,790,079
Total			6,947,785
NORTH DAKOTA 0.4%
City of Fargo Revenue Bonds Sanford Obligation Group Series 2011 11/01/31	6.250%	2,500,000	3,029,875
OHIO 1.2%
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/45	7.000%	5,000,000	5,509,400
State of Ohio Revenue Bonds Portsmouth Bypass Project Series 2015 AMT(e) 12/31/39	5.000%	4,100,000	4,395,159
Summit County Port Authority Revenue Bonds Seville Project Series 2005A 05/15/25	5.100%	375,000	375,217
Total			10,279,776
OKLAHOMA 0.2%
Oklahoma Development Finance Authority Refunding Revenue Bonds Inverness Village Community Series 2012 01/01/32	6.000%	2,000,000	2,101,840
OREGON 1.3%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	2,830,000	2,921,013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(a)(b) 10/01/26	5.625%	1,700,000	1,730,940
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/49	5.500%	3,115,000	3,437,122
Warm Springs Reservation Confederated Tribe Revenue Bonds Pelton Round Butte Tribal Series 2009B(b) 11/01/33	6.375%	2,410,000	2,661,363
Total			10,750,438
PENNSYLVANIA 4.2%
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(e) 06/01/24	6.900%	3,200,000	3,994,912
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein Healthcare Series 2015(f) 01/15/46	5.250%	1,250,000	1,306,612
Pennsylvania Economic Development Financing Authority Revenue Bonds Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	3,375,000	3,763,665
Pennsylvania Economic Development Financing Authority(e) Revenue Bonds PA Bridges Finco LP Series 2015 AMT 06/30/42	5.000%	1,050,000	1,123,804
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/30	5.800%	2,500,000	2,698,075
Shippensburg University Series 2011 10/01/43	6.250%	2,000,000	2,222,440
Pennsylvania Housing Finance Agency Revenue Bonds Series 2013-115A AMT(e) 10/01/33	4.200%	5,000,000	5,165,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Industrial Development Authority Prerefunded 07/01/18 Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	295,000	333,734
Pennsylvania Turnpike Commission Subordinated Refunding Revenue Bonds Series 2015A-1 12/01/28	5.000%	3,300,000	3,736,887
Philadelphia Authority for Industrial Development Revenue Bonds 1st Philadelphia Preparatory Charter School Series 2014 06/15/33	7.000%	1,870,000	2,093,166
State Public School Building Authority Refunding Revenue Bonds Philadelphia School District Series 2015 06/01/25	5.000%	8,000,000	9,163,280
Total			35,601,625
PUERTO RICO 3.5%
Commonwealth of Puerto Rico(b) Refunding Unlimited General Obligation Bonds Public Improvement Series 2012A 07/01/41	5.000%	2,000,000	1,395,060
Unlimited General Obligation Bonds Series 2014A 07/01/35	8.000%	13,000,000	10,935,990
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2012A(b) 07/01/42	5.250%	2,525,000	1,811,738
Puerto Rico Electric Power Authority(b) Refunding Revenue Bonds Series 2010ZZ 07/01/25	5.250%	2,000,000	1,188,660
Revenue Bonds Series 2013A 07/01/36	6.750%	1,000,000	590,040
07/01/43	7.000%	6,570,000	3,859,875
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2007N(b) 07/01/21	5.500%	760,000	473,670
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority Revenue Bonds Cogen Facilities AES Puerto Rico Project Series 2000 AMT(b)(e) 06/01/26	6.625%	5,820,000	5,504,847

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp.(b) Revenue Bonds 1st Subordinated Series 2009B 08/01/44	6.500%	1,000,000	652,560
1st Subordinated Series 2010A 08/01/39	5.375%	5,155,000	3,176,923
1st Subordinated Series 2010C 08/01/41	5.250%	1,000,000	605,050
Total			30,194,413
SOUTH CAROLINA 2.3%
Laurens County School District No. 055 Revenue Bonds Series 2005 12/01/30	5.250%	1,300,000	1,323,296
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Lutheran Homes Series 2007 05/01/28	5.500%	2,300,000	2,356,718
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	4,000,000	4,009,840
Revenue Bonds Kershaw County Medical Center Project Series 2008 09/15/38	6.000%	5,050,000	5,529,901
Lutheran Homes of South Carolina, Inc. Obligation Group Series 2013 05/01/43	5.000%	750,000	767,753
05/01/48	5.125%	1,500,000	1,536,315
York Preparatory Academy Project Series 2014A 11/01/45	7.250%	4,000,000	4,407,080
Total			19,930,903
TENNESSEE 0.1%
Shelby County Health Educational & Housing Facilities Board Prerefunded 12/01/16 Revenue Bonds Village at Germantown, Inc. Series 2006 12/01/34	6.250%	450,000	485,199
TEXAS 7.8%
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(h) 04/01/45	6.125%	5,000,000	5,747,000
Central Texas Regional Mobility Authority Revenue Bonds Subordinated Lien Series 2011 01/01/41	6.750%	5,000,000	6,048,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Turnpike System Refunding Revenue Bonds Series 2015B 08/15/37	5.000%	5,000,000	5,527,850
City of Dallas Waterworks & Sewer System Refunding Revenue Bonds Series 2015A 10/01/27	5.000%	3,000,000	3,626,280
City of Houston Airport System Refunding Revenue Bonds Special Facilities Continental Series 2011A AMT(e) 07/15/38	6.625%	4,000,000	4,644,360
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	1,000,000	1,003,110
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,445,320
Gulf Coast Industrial Development Authority Revenue Bonds Citgo Petroleum Project Series 1998 AMT(e)(h) 04/01/28	8.000%	875,000	876,566
HFDC of Central Texas, Inc. Revenue Bonds Series 2006A 11/01/36	5.750%	5,000,000	5,052,350
La Vernia Higher Education Finance Corp. Prerefunded 08/15/19 Revenue Bonds Kipp, Inc. Series 2009A 08/15/29	6.000%	1,000,000	1,180,050
08/15/39	6.250%	1,500,000	1,785,300
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(e) 12/01/24	6.875%	5,000,000	5,240,150
Pharr Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2009A 08/15/39	6.500%	3,000,000	3,404,670
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/49	8.000%	2,000,000	2,374,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(e) 07/01/38	8.000%	5,000,000	5,616,150
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Villages, Inc. Obligation Series 2009 11/15/44	6.375%	4,250,000	4,624,213
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,542,560
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,349,275
Total			67,088,034
VIRGIN ISLANDS 0.8%
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2012-A(b) 10/01/32	5.000%	3,785,000	4,093,478
Virgin Islands Water & Power Authority — Electric System Refunding Revenue Bonds Series 2012A(b) 07/01/21	4.000%	3,000,000	3,068,370
Total			7,161,848
VIRGINIA 3.2%
Alexandria Industrial Development Authority Refunding Revenue Bonds Goodwin House, Inc. Series 2015 10/01/45	5.000%	5,725,000	6,007,529
10/01/50	5.000%	2,275,000	2,385,360
Bristol Industrial Development Authority Revenue Bonds Falls at Bristol Project Series 2014B 11/01/44	6.350%	4,250,000	4,258,670
City of Chesapeake Expressway Toll Road Refunding Revenue Bonds Convertible Cabs Transportation System Series 2012(h) 07/15/40	0.000%	7,530,000	5,240,428
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/36	6.875%	2,500,000	2,858,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Settlement Financing Corp. Revenue Bonds Senior Series 2007-B1 06/01/47	5.000%	10,000,000	7,046,100
Total			27,796,537
WASHINGTON 1.5%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012A 09/01/42	5.500%	2,150,000	2,251,179
Port of Seattle Industrial Development Corp. Refunding Revenue Bonds Special Facilities Delta Air Lines, Inc. Series 2012 AMT(e) 04/01/30	5.000%	2,500,000	2,599,225
Tacoma Consolidated Local Improvement Districts Special Assessment Bonds No. 65 Series 2013 04/01/43	5.750%	2,270,000	2,288,569
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing-Mirabella Series 2012 10/01/47	6.750%	5,000,000	5,429,500
Total			12,568,473
WISCONSIN 0.9%
Wisconsin Health & Educational Facilities Authority Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	5,000,000	5,506,600
St. John's Community, Inc. Series 2009A 09/15/39	7.625%	1,750,000	2,057,528
Total			7,564,128
Total Municipal Bonds (Cost: $754,391,818)			797,978,941
Municipal Preferred Stocks 0.1%
MARYLAND 0.1%
Munimae TE Bond Subsidiary LLC AMT(a)(c)(e) 06/30/49	5.800%	1,000,000	945,020
Total Municipal Preferred Stocks (Cost: $1,000,000)			945,020

Municipal Short Term 0.5%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
NEW JERSEY 0.5%
City of Paterson Unlimited General Obligation Notes BAN Series 2015 12/15/15	3.630%	4,396,000	4,426,288
Total Municipal Short Term (Cost: $4,418,947)			4,426,288

Money Market Funds 5.9%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(i)	20,185,709	20,185,709
JPMorgan Municipal Money Market Fund, 0.010%(i)	30,083,296	30,083,296
Total Money Market Funds (Cost: $50,269,005)		50,269,005
Total Investments (Cost: $810,079,770)		853,619,254
Other Assets & Liabilities, Net		3,537,730
Net Assets		857,156,984

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $37,099,413 or 4.33% of net assets.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2015, the value of these securities amounted to $55,965,154 or 6.53% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments (continued)

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at May 31, 2015 was $13,217,700, which represents 1.54% of net assets. Information concerning such security holdings at May 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/11 13.000%	05/14/2010	370,523
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/15 8.375%	10/04/2004 - 05/14/2010	510,005
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/19 8.750%	10/04/2004 - 05/14/2010	2,498,267
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2010 10/01/20 8.375%	05/14/2010	1,420,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT 12/01/32 7.500%	12/22/2011	1,835,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	07/23/2008	1,370,000
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT 06/01/28 6.250%	10/08/1998	661,180
Durham Housing Authority Revenue Bonds Magnolia Pointe Apartments Series 2005 AMT 02/01/38 5.650%	12/18/2006	3,108,315
Illinois Finance Authority Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37 6.000%	02/14/2007	972,870
Iowa Finance Authority Refunding Revenue Bonds Deerfield Retirement Community Series 2014 05/15/56 0.000%	03/17/2014	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56 0.000%	12/10/2007 - 02/24/2010	20,202
Middle Village Community Development District Special Assessment Bonds Series 2004A 05/01/35 6.000%	01/21/2004	1,849,087
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37 8.750%	06/28/2006	1,228,125
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25 6.125%	10/01/2009	508,750
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37 6.250%	03/18/2005 - 10/01/2009	4,614,875
Munimae TE Bond Subsidiary LLC AMT 06/30/49 5.800%	10/14/2004	1,000,000
Rankin County Five Lakes Utility District Series 1994 07/15/37 7.000%	10/02/2007	240,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16 8.500%	11/12/1993	456,907
St. Johns County Industrial Development Authority Refunding Revenue Bonds Glenmoor Project Subordinated Series 2014B 01/01/49 2.500%	04/17/2014	—
Westridge Community Development District Special Assessment Bonds Series 2005 05/01/37 5.800%	12/22/2005	2,650,000

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2015, the value of these securities amounted to $3,531,126, which represents 0.41% of net assets.

(e)  Income from this security may be subject to alternative minimum tax.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  Zero coupon bond.

(h)  Variable rate security.

(i)  The rate shown is the seven-day current annualized yield at May 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	797,978,941	—	797,978,941
Municipal Preferred Stocks	—	945,020	—	945,020
Municipal Short Term	—	4,426,288	—	4,426,288
Money Market Funds	50,269,005	—	—	50,269,005
Total Investments	50,269,005	803,350,249	—	853,619,254

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
(identified cost $810,079,770)	$853,619,254
Receivable for:
Investments sold	297,181
Capital shares sold	1,854,859
Dividends	1
Interest	13,105,665
Expense reimbursement due from Investment Manager	2,719
Prepaid expenses	822
Trustees' deferred compensation plan	76,758
Total assets	868,957,259
Liabilities
Due to custodian	14,500
Payable for:
Investments purchased	4,667,352
Investments purchased on a delayed delivery basis	2,527,010
Capital shares purchased	1,156,505
Dividend distributions to shareholders	3,173,206
Investment management fees	11,008
Distribution and/or service fees	1,589
Transfer agent fees	130,155
Administration fees	1,591
Chief compliance officer expenses	68
Other expenses	40,533
Trustees' deferred compensation plan	76,758
Total liabilities	11,800,275
Net assets applicable to outstanding capital stock	$857,156,984
Represented by
Paid-in capital	$893,587,004
Undistributed net investment income	5,741,369
Accumulated net realized loss	(85,710,873)
Unrealized appreciation (depreciation) on:
Investments	43,539,484
Total — representing net assets applicable to outstanding capital stock	$857,156,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$150,482,608
Shares outstanding	14,048,688
Net asset value per share	$10.71
Maximum offering price per share(a)	$11.04
Class B
Net assets	$546,633
Shares outstanding	51,039
Net asset value per share	$10.71
Class C
Net assets	$32,575,036
Shares outstanding	3,041,580
Net asset value per share	$10.71
Class R4
Net assets	$4,217,597
Shares outstanding	393,400
Net asset value per share	$10.72
Class R5
Net assets	$3,893,040
Shares outstanding	363,700
Net asset value per share	$10.70
Class Z
Net assets	$665,442,070
Shares outstanding	62,124,414
Net asset value per share	$10.71

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends	$5,154
Interest	42,178,513
Total income	42,183,667
Expenses:
Investment management fees	3,742,648
Distribution and/or service fees
Class A	253,157
Class B	6,257
Class C	253,489
Transfer agent fees
Class A	233,072
Class B	1,204
Class C	49,391
Class R4	8,010
Class R5	3,612
Class Z	1,161,408
Administration fees	542,532
Compensation of board members	31,450
Custodian fees	6,519
Printing and postage fees	43,152
Registration fees	105,974
Professional fees	46,644
Chief compliance officer expenses	404
Other	19,326
Total expenses	6,508,249
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(770,550)
Fees waived by Distributor — Class C	(30,431)
Expense reductions	(720)
Total net expenses	5,706,548
Net investment income	36,477,119
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(623,291)
Net realized loss	(623,291)
Net change in unrealized appreciation (depreciation) on:
Investments	10,594,016
Net change in unrealized appreciation	10,594,016
Net realized and unrealized gain	9,970,725
Net increase in net assets resulting from operations	$46,447,844

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations
Net investment income	$36,477,119	$37,883,562
Net realized loss	(623,291)	(2,477,285)
Net change in unrealized appreciation (depreciation)	10,594,016	(23,241,220)
Net increase in net assets resulting from operations	46,447,844	12,165,057
Distributions to shareholders
Net investment income
Class A	(5,592,712)	(4,171,006)
Class B	(24,142)	(36,685)
Class C	(1,007,374)	(563,275)
Class R4	(200,006)	(29,622)
Class R5	(334,876)	(156,782)
Class Z	(29,144,371)	(32,518,163)
Total distributions to shareholders	(36,303,481)	(37,475,533)
Increase (decrease) in net assets from capital stock activity	86,188,876	(171,033,114)
Total increase (decrease) in net assets	96,333,239	(196,343,590)
Net assets at beginning of year	760,823,745	957,167,335
Net assets at end of year	$857,156,984	$760,823,745
Undistributed net investment income	$5,741,369	$5,650,445
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	8,525,197	91,272,394	6,654,787	67,814,519
Distributions reinvested	465,860	4,975,636	351,338	3,562,259
Redemptions	(6,672,098)	(70,992,894)	(3,802,902)	(38,367,717)
Net increase	2,318,959	25,255,136	3,203,223	33,009,061
Class B shares
Subscriptions	5,531	59,009	18,382	190,540
Distributions reinvested	1,076	11,474	1,777	17,952
Redemptions(a)	(28,839)	(307,153)	(60,422)	(613,729)
Net decrease	(22,232)	(236,670)	(40,263)	(405,237)
Class C shares
Subscriptions	1,450,137	15,484,440	1,038,864	10,653,232
Distributions reinvested	73,813	789,337	42,477	430,416
Redemptions	(371,078)	(3,969,373)	(562,243)	(5,652,430)
Net increase	1,152,872	12,304,404	519,098	5,431,218
Class R4 shares
Subscriptions	814,813	8,693,911	238,941	2,450,088
Distributions reinvested	18,603	199,523	2,847	29,436
Redemptions	(674,164)	(7,278,745)	(7,873)	(81,197)
Net increase	159,252	1,614,689	233,915	2,398,327
Class R5 shares
Subscriptions	1,256,786	13,496,976	820,602	8,314,135
Distributions reinvested	31,259	334,376	15,290	156,314
Redemptions	(1,664,359)	(17,750,931)	(143,418)	(1,458,967)
Net increase (decrease)	(376,314)	(3,919,579)	692,474	7,011,482
Class Z shares
Subscriptions	13,827,878	147,622,599	9,591,736	97,338,786
Distributions reinvested	547,977	5,858,071	472,218	4,776,139
Redemptions	(9,617,465)	(102,309,774)	(31,901,761)	(320,592,890)
Net increase (decrease)	4,758,390	51,170,896	(21,837,807)	(218,477,965)
Total net increase (decrease)	7,990,927	86,188,876	(17,229,360)	(171,033,114)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended June 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Income from investment operations:
Net investment income	0.47		0.49		0.45		0.45		0.53		0.52
Net realized and unrealized gain (loss)	0.15		(0.16)		0.22		0.88		(0.19)		0.97
Total from investment operations	0.62		0.33		0.67		1.33		0.34		1.49
Less distributions to shareholders:
Net investment income	(0.47)		(0.49)		(0.44)		(0.44)		(0.51)		(0.51)
Total distributions to shareholders	(0.47)		(0.49)		(0.44)		(0.44)		(0.51)		(0.51)
Net asset value, end of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Total return	5.97%		3.35%		6.44%		14.19%		3.63%		17.25%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.95%		0.96%		0.96	%(c)	0.91%		0.85%
Total net expenses(d)	0.86	%(e)	0.86	%(e)	0.85	%(e)	0.80	%(c)(e)	0.85	%(e)	0.85	%(e)
Net investment income	4.44%		4.87%		4.17%		4.92	%(c)	5.46%		5.44%
Supplemental data
Net assets, end of period (in thousands)	$150,483		$123,890		$91,422		$93,456		$63,669		$80,691
Portfolio turnover	7%		12%		9%		9%		23%		18%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Income from investment operations:
Net investment income	0.39		0.42		0.37		0.39		0.46		0.45
Net realized and unrealized gain (loss)	0.15		(0.17)		0.22		0.87		(0.19)		0.97
Total from investment operations	0.54		0.25		0.59		1.26		0.27		1.42
Less distributions to shareholders:
Net investment income	(0.39)		(0.41)		(0.36)		(0.37)		(0.44)		(0.44)
Total distributions to shareholders	(0.39)		(0.41)		(0.36)		(0.37)		(0.44)		(0.44)
Net asset value, end of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Total return	5.19%		2.59%		5.65%		13.41%		2.85%		16.39%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.71%		1.70%		1.72	%(c)	1.65%		1.60%
Total net expenses(d)	1.61	%(e)	1.62	%(e)	1.60	%(e)	1.55	%(c)(e)	1.60	%(e)	1.60	%(e)
Net investment income	3.70%		4.13%		3.41%		4.24	%(c)	4.69%		4.72%
Supplemental data
Net assets, end of period (in thousands)	$547		$774		$1,217		$2,142		$3,052		$5,995
Portfolio turnover	7%		12%		9%		9%		23%		18%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Income from investment operations:
Net investment income	0.40		0.43		0.38		0.40		0.48		0.46
Net realized and unrealized gain (loss)	0.15		(0.16)		0.22		0.88		(0.20)		0.97
Total from investment operations	0.55		0.27		0.60		1.28		0.28		1.43
Less distributions to shareholders:
Net investment income	(0.40)		(0.43)		(0.37)		(0.39)		(0.45)		(0.45)
Total distributions to shareholders	(0.40)		(0.43)		(0.37)		(0.39)		(0.45)		(0.45)
Net asset value, end of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Total return	5.31%		2.73%		5.81%		13.56%		3.01%		16.55%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.70%		1.71%		1.71	%(c)	1.66%		1.60%
Total net expenses(d)	1.49	%(e)	1.46	%(e)	1.45	%(e)	1.40	%(c)(e)	1.45	%(e)	1.45	%(e)
Net investment income	3.79%		4.26%		3.57%		4.30	%(c)	4.88%		4.85%
Supplemental data
Net assets, end of period (in thousands)	$32,575		$19,946		$14,684		$12,525		$8,509		$9,288
Portfolio turnover	7%		12%		9%		9%		23%		18%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.57		$10.73		$10.77
Income from investment operations:
Net investment income	0.49		0.52		0.10
Net realized and unrealized gain (loss)	0.15		(0.18)		(0.05	)(b)
Total from investment operations	0.64		0.34		0.05
Less distributions to shareholders:
Net investment income	(0.49)		(0.50)		(0.09)
Total distributions to shareholders	(0.49)		(0.50)		(0.09)
Net asset value, end of period	$10.72		$10.57		$10.73
Total return	6.18%		3.53%		0.50%
Ratios to average net assets(c)
Total gross expenses	0.76%		0.76%		0.71	%(d)
Total net expenses(e)	0.66	%(f)	0.65	%(f)	0.68	%(d)
Net investment income	4.65%		5.09%		4.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,218		$2,476		$3
Portfolio turnover	7%		12%		9%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
33

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.55	$10.71	$10.75
Income from investment operations:
Net investment income	0.50	0.52	0.28
Net realized and unrealized gain (loss)	0.15	(0.17)	(0.06	)(b)
Total from investment operations	0.65	0.35	0.22
Less distributions to shareholders:
Net investment income	(0.50)	(0.51)	(0.26)
Total distributions to shareholders	(0.50)	(0.51)	(0.26)
Net asset value, end of period	$10.70	$10.55	$10.71
Total return	6.27%	3.64%	2.05%
Ratios to average net assets(c)
Total gross expenses	0.61%	0.63%	0.61	%(d)
Total net expenses(e)	0.58%	0.57%	0.61	%(d)
Net investment income	4.67%	5.21%	4.76	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,893	$7,807	$509
Portfolio turnover	7%	12%	9%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
34

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Income from investment operations:
Net investment income	0.49		0.51		0.47		0.47		0.55		0.54
Net realized and unrealized gain (loss)	0.15		(0.16)		0.22		0.88		(0.19)		0.97
Total from investment operations	0.64		0.35		0.69		1.35		0.36		1.51
Less distributions to shareholders:
Net investment income	(0.49)		(0.51)		(0.46)		(0.46)		(0.53)		(0.53)
Total distributions to shareholders	(0.49)		(0.51)		(0.46)		(0.46)		(0.53)		(0.53)
Net asset value, end of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Total return	6.19%		3.56%		6.65%		14.39%		3.82%		17.48%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.75%		0.76%		0.76	%(c)	0.71%		0.65%
Total net expenses(d)	0.66	%(e)	0.67	%(e)	0.65	%(e)	0.60	%(c)(e)	0.65	%(e)	0.65	%(e)
Net investment income	4.64%		5.07%		4.37%		5.12	%(c)	5.68%		5.64%
Supplemental data
Net assets, end of period (in thousands)	$665,442		$605,931		$849,332		$830,124		$641,387		$668,875
Portfolio turnover	7%		12%		9%		9%		23%		18%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
35

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no

Annual Report 2015
36

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal

Annual Report 2015
37

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.47% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's independent Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2015
38

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $720.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares, respectively.

Effective October 1, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to October 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $357,742 for Class A, $401 for Class B, and $2,912 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2014 through September 30, 2015	Prior to October 1, 2014
Class A	0.88%	0.85%
Class B	1.63	1.60
Class C	1.63	1.60
Class R4	0.68	0.65
Class R5	0.60	0.56
Class Z	0.68	0.65

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2015
39

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

In addition, effective October 1, 2014, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.66% for Class R4, 0.58% for Class R5 and 0.66% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement under these fee waivers and/or expense reimbursement arrangements.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, investments in partnerships, post-October capital losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(82,714)
Accumulated net realized loss	1,554,413
Paid-in capital	(1,471,699)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$161,721	$856,322
Tax-exempt income	36,141,760	36,619,211
Total	36,303,481	37,475,533

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	12,273,273
Capital loss carryforwards	(80,326,815)
Net unrealized appreciation	44,871,674

At May 31, 2015, the cost of investments for federal income tax purposes was $808,747,580 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$66,733,698
Unrealized depreciation	(21,862,024)
Net unrealized appreciation	44,871,674

The following capital loss carryforwards, determined at May 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	5,694,295
2017	17,741,445
2018	35,721,468
2019	4,244,605
No expiration — short-term	1,742,150
No expiration — long-term	15,182,852
Total	80,326,815

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2015, $308,620 of capital loss carryforward was utilized and $1,471,699 expired unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses

Annual Report 2015
40

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2015, the Fund will elect to treat post-October capital losses of $4,149,803 as arising on June 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $148,770,266 and $49,608,382, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

For the year ended May 31, 2015, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Financial Highlights.

Note 6. Shareholder Concentration

At May 31, 2015, one unaffiliated shareholder of record owned 61.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a

Annual Report 2015
41

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
42

COLUMBIA HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund," a series of Columbia Funds Series Trust I) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
43

COLUMBIA HIGH YIELD MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.55%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2015
44

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
45

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
46

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
47

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
48

COLUMBIA HIGH YIELD MUNICIPAL FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia High Yield Municipal Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN161_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA INTERMEDIARY ALTERNATIVES FUND

Shares of Columbia Intermediary Alternatives Fund (the Fund) are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act.

COLUMBIA INTERMEDIARY ALTERNATIVES FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Trustees and Officers	16
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	20
Important Information About This Report	25

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA CONTRARIAN CORE FUND

COLUMBIA INTERMEDIARY ALTERNATIVES FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Management

Jeffrey Knight, CFA

William Landes, Ph.D.

Marc Khalamayzer, CFA

Portfolio Breakdown (%) (at May 31, 2015)
Alternative Investment Funds	100.0
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)			Fund's Effective Annualized Expense Ratio (%)
Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual	Actual		Hypothetical	Actual
1,000.00	1,000.00	1,037.80	(a)	1,024.63	0.20	(a)	0.30	0.06 (a)	11.17	(a)	16.56	3.28 (a)

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the Fund plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Alternative Investment Funds 100.0%

	Shares	Value ($)
Blackstone Alternative Multi-Strategy Fund, Class Y Shares(a)(b)	8,748,728	90,811,797
Total Alternative Investment Funds (Cost: $87,800,000)		90,811,797

Money Market Funds —%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(a)(c)	44,652	44,652
Total Money Market Funds (Cost: $44,652)		44,652
Total Investments (Cost: $87,844,652)		90,856,449
Other Assets & Liabilities, Net		(8,515)
Net Assets		90,847,934

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Blackstone Alternative Multi-Strategy Fund, Class Y Shares	—	87,800,000	—	87,800,000	—	90,811,797
Columbia Short-Term Cash Fund	10,000	53,687	(19,035)	44,652	4	44,652
Total	10,000	87,853,687	(19,035)	87,844,652	4	90,856,449

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at May 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Alternative Investment Funds	90,811,797	—	—	90,811,797
Money Market Funds	44,652	—	—	44,652
Total Investments	90,856,449	—	—	90,856,449

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Affiliated issuers (identified cost $87,844,652)	$90,856,449
Receivable for:
Dividends	2
Trustees' deferred compensation plan	414
Other assets	8,672
Total assets	90,865,537
Liabilities
Payable for:
Chief compliance officer expenses	7
Custodian fees	4,677
Printing and postage fees	3,500
Accounting fees	8,515
Other expenses	490
Trustees' deferred compensation plan	414
Total liabilities	17,603
Net assets applicable to outstanding capital stock	$90,847,934
Represented by
Paid-in capital	$87,861,850
Excess of distributions over net investment income	(25,713)
Unrealized appreciation (depreciation) on:
Investments — affiliated issuers	3,011,797
Total — representing net assets applicable to outstanding capital stock	$90,847,934
Shares outstanding	8,950,968
Net asset value per share	$10.15

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015(a)

Net investment income
Income:
Dividends — affiliated issuers	$4
Total income	4
Expenses:
Compensation of board members	3,256
Custodian fees	4,677
Shareholder reports and communication	4,243
Professional fees	9,486
Offering costs	3,930
Chief compliance officer expenses	16
Other	109
Total expenses	25,717
Net investment loss	(25,713)
Realized and unrealized gain (loss) — net
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	3,011,797
Net change in unrealized appreciation	3,011,797
Net realized and unrealized gain	3,011,797
Net increase in net assets resulting from operations	$2,986,084

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended May 31, 2015(a)
Operations
Net investment loss	$(25,713)
Net change in unrealized appreciation	3,011,797
Net increase in net assets resulting from operations	2,986,084
Increase in net assets from capital stock activity	87,851,850
Total increase in net assets	90,837,934
Net assets at beginning of year	10,000
Net assets at end of year	$90,847,934
Excess of distributions over net investment income	$(25,713)

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)
	Shares	Dollars ($)
Capital stock activity
Subscriptions	8,950,968	87,861,900
Redemptions	(1,000)	(10,050)
Total increase	8,949,968	87,851,850
Total net increase	8,949,968	87,851,850

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.78
Income from investment operations:
Net investment income	(0.00	)(b)
Net realized and unrealized gain	0.37
Total from investment operations	0.37
Net asset value, end of period	$10.15
Total return	3.78%
Ratios to average net assets(c)
Total gross expenses	0.06	%(d)
Total net expenses	0.06	%(d)
Net investment loss	(0.06	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$90,848
Portfolio turnover	0%

Notes to Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Intermediary Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund may invest in any securities or other instruments or assets that Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines would be appropriate for the Fund. At May 31, 2015, substantially all of the Fund's assets were invested in Class Y shares of Blackstone Alternative Multi-Strategy Fund (the Blackstone Fund), a third-party (unaffiliated) mutual fund (and registered commodity pool) managed by Blackstone Alternative Investment Advisors LLC.

Because the Fund invests substantially all of its assets in the Blackstone Fund, and substantially all of the Fund's income will result from distributions from and gains on the disposition of shares of the Blackstone Fund, the U.S. federal income tax treatment of the Fund, including the assets owned and the income earned by the Fund, will be deemed to or will include such treatment of the Blackstone Fund, and, as applicable, the assets owned and the income earned by the Blackstone Fund.

For information on the Blackstone Fund, please refer to the Fund's current prospectus and the prospectus of the Blackstone Fund.

On January 26, 2015, the Investment Manager invested $10,000 in the Fund, which represented the initial capital for the Fund at $10.00 per share.

These financial statements cover the period from January 28, 2015 (commencement of operations) through May 31, 2015.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may be purchased at net asset value without a sales charge. Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Blackstone Fund, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Shareholders

The Fund intends to declare and pay distributions to its sole shareholder, Columbia Adaptive Alternatives Fund, at the discretion of the Fund's Board. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct management fee for managing its assets. Under the Investment Management Services Agreement, however, the Fund pays taxes, brokerage commissions and nonadvisory expenses.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund does not pay the Administrator a fee for the administration and accounting services it provides to the Fund.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include shareholder reports and communication, among other things. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's independent Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Fund does not pay the Transfer Agent a fee for the transfer agency services it provides to the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. As of May 31, 2015, the Fund has not engaged the Distributor to provide distribution services.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $87,800,000 and $0, respectively, for the period ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At May 31, 2015, Columbia Adaptive Alternatives Fund, an affiliate of the Fund, owned 100% of the Fund's shares. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Alternative Strategies Investment Risk

An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.

To the extent that an underlying fund is charged a performance (or incentive) fee (which would indirectly be borne by the Fund's shareholders), such fees may create incentives for the underlying fund's manager to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, underlying fund managers may receive compensation for positive relative performance of the underlying fund even if the underlying fund's overall returns are negative.

Investing in Other Funds Risk

The Fund's investment in another fund subjects the Fund to the investment performance (positive or negative) and risks of the underlying fund in direct proportion to the Fund's investment therein. The performance of the underlying fund could be adversely affected if other investors in the same underlying fund make relatively large investments or redemptions in such underlying fund. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

investors, redemptions by other investors in the underlying fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the underlying fund. This risk may be particularly important when one investor owns a substantial portion of the underlying fund. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in one or more other underlying funds, including less desirable funds — from a strategy or investment performance standpoint — which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if one or more appropriate alternate underlying funds are not identified or available for investment timely or at all.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Intermediary Alternatives Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediary Alternatives Fund (the "Fund," a series of Columbia Funds Series Trust I) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period January 28, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2015 by correspondence with the transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 30, 2015

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

On December 19, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to Columbia Intermediary Alternatives Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager and others, including materials provided in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on December 18, 2014, and at the Board meetings held on October 21, 2014 and December 19, 2014. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On December 19, 2014, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement; and

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, including the proposed portfolio managers for the Fund, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered that the Fund would not be charged advisory fees under the Agreements. The Committee and the Board also considered the total expenses expected to be incurred by the Fund. The Committee and the Board noted that, because the Fund would not be charged advisory fees under the Agreement, the Committee and the Board had not been provided with information on the advisory fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expenses of the Fund, including the lack of advisory fees, supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services, including the lack of advisory fees, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of funds determined by the Investment Manager to be comparable and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors,

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

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COLUMBIA INTERMEDIARY ALTERNATIVES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015
25

Columbia Intermediary Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

ANN257_05_E01_(07/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.  Two series commenced operations on January 28, 2015 and one series commenced operations on February 19, 2015.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$151,000	$73,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$1,200	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2015 and May 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$14,300	$14,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2015 and May 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$115,000	$325,000

In fiscal year 2015, All Other Fees consists of fees billed for internal control examinations of the registrant’s transfer agent.  In fiscal year 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the

Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$130,500	$340,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 30, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 30, 2015